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                                                                    Exhibit 99.2

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 18, 2004

                                      among

                         BRIGHTPOINT NORTH AMERICA L.P.

                                       and

                       WIRELESS FULFILLMENT SERVICES LLC,

                                  as Borrowers,

                   THE OTHER CREDIT PARTIES SIGNATORY HERETO,

                               as Credit Parties,

                          THE LENDERS SIGNATORY HERETO

                               FROM TIME TO TIME,

                                   as Lenders,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                               as Agent and Lender

================================================================================

                                TABLE OF CONTENTS

                                                                                                                               Page
                                                                                                                               ----
1.       A MOUNT AND TERMS OF CREDIT.............................................................................                 2

         1.1      Credit Facilities..............................................................................                 2
         1.2      Letters of Credit..............................................................................                 6
         1.3      Prepayments....................................................................................                 6
         1.4      Use of Proceeds................................................................................                 7
         1.5      Interest and Applicable Margins................................................................                 8
         1.6      Eligible Accounts..............................................................................                11
         1.7      Eligible Inventory.............................................................................                13
         1.8      Cash Management Systems........................................................................                15
         1.9      Fees...........................................................................................                15
         1.10     Receipt of Payments............................................................................                15
         1.11     Application and Allocation of Payments.........................................................                15
         1.12     Loan Account and Accounting....................................................................                16
         1.13     Indemnity......................................................................................                17
         1.14     Access.........................................................................................                18
         1.15     Taxes..........................................................................................                18
         1.16     Capital Adequacy; Increased Costs; Illegality..................................................                19
         1.17     Single Loan....................................................................................                21
         1.18     Effect of Amendment and Restatement............................................................                21

2.       CONDITIONS PRECEDENT....................................................................................                21

         2.1      Conditions to the Initial Loans................................................................                21
         2.2      Further Conditions to Each Loan................................................................                22

3.       REPRESENTATIONS AND WARRANTIES..........................................................................                23

         3.1      Corporate Existence; Compliance with Law.......................................................                23
         3.2      Executive Offices, Collateral Locations, FEIN..................................................                23
         3.3      Corporate Power, Authorization, Enforceable Obligations........................................                23
         3.4      Financial Statements and Projections...........................................................                24
         3.5      Material Adverse Effect........................................................................                25
         3.6      Ownership of Property; Liens...................................................................                25
         3.7      Labor Matters..................................................................................                25
         3.8      Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness......................                26
         3.9      Government Regulation..........................................................................                26
         3.10     Margin Regulations.............................................................................                26
         3.11     Taxes..........................................................................................                27
         3.12     ERISA..........................................................................................                27
         3.13     No Litigation..................................................................................                28
         3.14     Brokers........................................................................................                28

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
         3.15     Intellectual Property..........................................................................                28
         3.16     Full Disclosure................................................................................                28
         3.17     Environmental Matters..........................................................................                29
         3.18     Insurance......................................................................................                30
         3.19     Deposit and Disbursement Accounts..............................................................                30
         3.20     Government Contracts...........................................................................                30
         3.21     Customer and Trade Relations...................................................................                30
         3.22     Agreements and Other Documents.................................................................                30
         3.23     Solvency.......................................................................................                30
         3.24     Status of Holding Companies....................................................................                31
         3.25     Certain Agreements.............................................................................                31

4.       FINANCIAL STATEMENTS AND INFORMATION....................................................................                31

         4.1      Reports and Notices............................................................................                31
         4.2      Communication with Accountants.................................................................                31

5.       AFFIRMATIVE COVENANTS...................................................................................                31

         5.1      Maintenance of Existence and Conduct of Business...............................................                31
         5.2      Payment of Charges.............................................................................                32
         5.3      Books and Records..............................................................................                32
         5.4      Insurance; Damage to or Destruction of Collateral..............................................                32
         5.5      Compliance with Laws...........................................................................                34
         5.6      Supplemental Disclosure........................................................................                34
         5.7      Intellectual Property..........................................................................                34
         5.8      Environmental Matters..........................................................................                34
         5.9      Landlords' Agreements, Mortgagee Agreements, Bailee Letters and Real Estate Purchases..........                35
         5.10     Further Assurances.............................................................................                36
         5.11     Mortgages......................................................................................                36
         5.12     Major Agreements...............................................................................                36

6.       NEGATIVE COVENANTS......................................................................................                37

         6.1      Mergers, Subsidiaries, Etc.....................................................................                37
         6.2      Investments; Loans and Advances................................................................                37
         6.3      Indebtedness...................................................................................                37
         6.4      Employee Loans and Affiliate Transactions......................................................                39
         6.5      Capital Structure and Business.................................................................                39
         6.6      Guaranteed Indebtedness........................................................................                39
         6.7      Liens..........................................................................................                39
         6.8      Sale of Stock and Assets.......................................................................                40
         6.9      ERISA..........................................................................................                40
         6.10     Financial Covenants............................................................................                41

         6.11     Hazardous Materials............................................................................                41
         6.12     Sale-Leasebacks................................................................................                41
         6.13     Cancellation of Indebtedness...................................................................                41
         6.14     Restricted Payments............................................................................                41
         6.15     Change of Corporate Name or Location; Change of Fiscal Year....................................                42
         6.16     No Impairment of Intercompany Transfers........................................................                42
         6.17     No Speculative Transactions....................................................................                43
         6.18     Leases; Real Estate Purchases..................................................................                43
         6.19     Certain Agreements.............................................................................                43
         6.20     Holding Companies..............................................................................                43

7.       TERM....................................................................................................                43

         7.1      Termination....................................................................................                43
         7.2      Survival of Obligations Upon Termination of Financing Arrangements.............................                43

8.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES..................................................................                44

         8.1      Events of Default..............................................................................                44
         8.2      Remedies.......................................................................................                46
         8.3      Waivers by Credit Parties......................................................................                47

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT.....................................................                47

         9.1      Assignment and Participations..................................................................                47
         9.2      Appointment of Agent...........................................................................                49
         9.3      Agent's Reliance, Etc..........................................................................                50
         9.4      GE Capital and Affiliates......................................................................                51
         9.5      Lender Credit Decision.........................................................................                51
         9.6      Indemnification................................................................................                51
         9.7      Successor Agent................................................................................                52
         9.8      Setoff and Sharing of Payments.................................................................                52
         9.9      Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.......................                53

10.      SUCCESSORS AND ASSIGNS..................................................................................                55

         10.1     Successors and Assigns.........................................................................                55

11.      MISCELLANEOUS...........................................................................................                56

         11.1     Complete Agreement; Modification of Agreement..................................................                56
         11.2     Amendments and Waivers.........................................................................                56
         11.3     Fees and Expenses..............................................................................                58
         11.4     No Waiver......................................................................................                59
         11.5     Remedies.......................................................................................                59
         11.6     Severability...................................................................................                60

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
         11.7     Conflict of Terms..............................................................................                60
         11.8     Confidentiality................................................................................                60
         11.9     GOVERNING LAW..................................................................................                60
         11.10    Notices........................................................................................                61
         11.11    Section Titles.................................................................................                62
         11.12    Counterparts...................................................................................                62
         11.13    WAIVER OF JURY TRIAL...........................................................................                62
         11.14    Press Releases and Related Matters.............................................................                62
         11.15    Reinstatement..................................................................................                62
         11.16    Advice of Counsel..............................................................................                63
         11.17    No Strict Construction.........................................................................                63

12.      CROSS-GUARANTY..........................................................................................                63

         12.1     Cross-Guaranty.................................................................................                63
         12.2     Waivers by Borrowers...........................................................................                64
         12.3     Benefit of Guaranty............................................................................                64
         12.4     Subordination of Subrogation, Etc..............................................................                64
         12.5     Election of Remedies...........................................................................                64
         12.6     Limitation.....................................................................................                65
         12.7     Contribution with Respect to Guaranty Obligations..............................................                65
         12.8     Liability Cumulative...........................................................................                66

                               INDEX OF APPENDICES

Annex A (Recitals)                  -                Definitions
Annex B (Section 1.2)               -                Letters of Credit
Annex C (Section 1.8)               -                Cash Management System
Annex D (Section 2.1(a))            -                Closing Checklist
Annex E (Section 4.1(a))            -                Financial Statements and Projections -- Reporting
Annex F (Section 4.1(b))            -                Collateral Reports
Annex G (Section 6.10)              -                Financial Covenants
Annex H (Section 9.9(a))            -                Lenders' Wire Transfer Information
Annex I (Section 11.10)             -                Notice Addresses
Annex J (from Annex A -
   Commitments definition)                           Commitments as of Restatement Date

Exhibit 1.1(a)(i)                   -                Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)                  -                Form of Revolving Note
Exhibit 1.1(b)(ii)                  -                Form of Swing Line Note
Exhibit 1.5(e)                      -                Form of Notice of Conversion/Continuation
Exhibit 4.1(b)                      -                Form of Borrowing Base Certificate
Exhibit 6.16                        -                Form of Subsidiary Guaranty
Exhibit 6.14(b)                     -                Form of BPI Distribution Notice
Exhibit 9.1(a)                      -                Form of Assignment Agreement
Exhibit B-1                         -                Application for Standby Letter of Credit
Exhibit B-2                         -                Application for Documentary Letter of Credit

Schedule  1.1                       -                Agent's Representatives
Disclosure Schedule 1.4             -                Use of Proceeds
Disclosure Schedule 1.6             -                Account Debtors with Common Directors
Disclosure Schedule  3.1            -                Corporate Existence; Compliance with Law
Disclosure Schedule  3.2            -                Executive Offices, Collateral Locations, FEIN
Disclosure Schedule  3.4(A)         -                Financial Statements
Disclosure Schedule  3.4(C)         -                Projections
Disclosure Schedule  3.6            -                Ownership of Property; Liens
Disclosure Schedule  3.7            -                Labor Matters
Disclosure Schedule  3.8            -                Ventures, Subsidiaries and Affiliates; Outstanding Stock and
                                                     Indebtedness

Disclosure Schedule  3.11           -                Taxes
Disclosure Schedule  3.12           -                ERISA
Disclosure Schedule  3.13           -                Litigation
Disclosure Schedule  3.15           -                Intellectual Property
Disclosure Schedule  3.17           -                Environmental Matters
Disclosure Schedule  3.18           -                Insurance
Disclosure Schedule  3.19           -                Deposit and Disbursement Accounts
Disclosure Schedule  3.20           -                Government Contracts

Disclosure Schedule  3.22           -                Agreements and Other Documents
Disclosure Schedule  5.1            -                Maintenance of Existence and Conduct of Business
Disclosure Schedule  6.3            -                Indebtedness
Disclosure Schedule  6.4(a)         -                Employee Loan and Affiliate Transactions
Disclosure Schedule  6.7            -                Liens

                  This AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of March 18, 2004 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless") (Brightpoint and Wireless are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto from time to time.

                                    RECITALS

                  WHEREAS, Borrowers, the other Credit Parties hereto, Agent and Lenders are party to that certain Credit Agreement dated as of October 31, 2001 (as amended prior to the date hereof, the "Prior Credit Agreement");

                  WHEREAS, Borrowers, Agent and Lenders have agreed to amend and restate the Prior Credit Agreement for the purpose of (a) adjusting the pricing terms set forth in the Prior Credit Agreement and (b) otherwise amending portions of the Prior Credit Agreement under the terms and conditions set forth herein.

                  WHEREAS, Borrowers have requested that Lenders continue the revolving credit facilities in order to provide (a) financing for working capital and capital expenditures of Borrowers, (b) funds for other general corporate purposes of Borrowers and (c) funds for other purposes permitted hereunder; and for these purposes, Lenders are willing to make certain loans and other extensions of credit to Borrowers of up to such amount upon the terms and conditions set forth herein; and

                  WHEREAS, Borrowers have agreed to secure all of their obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon all of their existing and after-acquired personal and real property; and

                  WHEREAS, Brightpoint Inc., a Delaware corporation ("BPI"), Brightpoint North America, Inc., an Indiana corporation ("Brightpoint Holdings"), Wireless Fulfillment Services Holdings, Inc., a Delaware corporation ("Wireless Holdings") and Brightpoint International Ltd., a Delaware corporation ("Brightpoint International") (BPI, Brightpoint Holdings, Wireless Holdings and Brightpoint International are sometimes referred to herein as the "Holding Companies" and individually as a "Holding Company") and Brightpoint Activation Services LLC, an Indiana limited liability company ("BAS"), are each willing to guarantee all of the obligations of Borrowers to Agent and Lenders under the Loan Documents and (i) each of the Holding Companies are willing to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of Brightpoint, Wireless, Brightpoint Holdings, Wireless Holdings and Brightpoint International to secure such guaranty and (ii) BAS is willing to grant to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon all of its existing and after-acquired personal and real property to secure such guaranty; and

                  WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

                  1.1      Credit Facilities.

                  (a)      Revolving Credit Facility.

                           (i)      Subject to the terms and conditions hereof,
each Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit Advance"). The Pro Rata Share of the Revolving Loan of any Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Lender hereunder shall be several and not joint. Until the Commitment Termination Date, Borrowers may borrow, repay and reborrow under this Section 1.1(a); provided that the amount of any Revolving Credit Advance to be made at any time shall not exceed Borrowing Availability at such time. Borrowing Availability may be reduced by Reserves imposed by Agent in its reasonable credit judgment. Moreover, the sum of the Revolving Loan and Swing Line Loan outstanding to any Borrower shall not exceed at any time that Borrower's separate Borrowing Base. Until the Commitment Termination Date, Borrowers may from time to time borrow, repay and reborrow under this Section 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower Representative on behalf of the applicable Borrower to one of the representatives of Agent identified in Schedule 1.1 at the address specified therein. Any such notice must be given no later than (1) 11:00 a.m. (Chicago time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) 11:00 a.m. (Chicago time on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Revolving Credit Advance") must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit and such other information as may be required by Agent. If any Borrower desires to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower Representative must comply with Section 1.5(e).

                           (ii)     Except as provided in Section 1.12, each
Borrower shall execute and deliver to each Lender a note to evidence the Revolving Loan Commitment of that Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable

Lender, dated the Restatement Date and substantially in the form of Exhibit 1.1(a)(ii) (each a "Revolving Note" and, collectively, the "Revolving Notes"). Each Revolving Note shall represent the obligation of the applicable Borrower to pay the amount of the applicable Lender's Revolving Loan Commitment or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to such Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the aggregate Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                           (iii)    Anything in this Agreement to the contrary
notwithstanding, at the request of Borrower Representative, in its discretion Agent may (but shall have absolutely no obligation to), make Revolving Credit Advances to Borrowers on behalf of Lenders in amounts that cause the outstanding balance of the aggregate Revolving Loan to exceed the Aggregate Borrowing Base (less the Swing Line Loan) or which cause the outstanding balance of the Revolving Loan owing by any Borrower to exceed that Borrower's separate Borrowing Base (less the Swing Line Loan advanced to that Borrower) (any such excess Revolving Credit Advances are herein referred to collectively as "Overadvances"); provided that (A) no such event or occurrence shall cause or constitute a waiver of Agent's, Swing Line Lender's or Lenders' right to refuse to make any further Overadvances, Swing Line Advances or Revolving Credit Advances, or incur any Letter of Credit Obligations, as the case may be, at any time that an Overadvance exists, and (B) no Overadvance shall result in a Default or Event of Default based on Borrowers' failure to comply with Section 1.3(b)(i) for so long as Agent permits such Overadvance to be outstanding, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the conditions to lending set forth in Section 2 have not been met. All Overadvances shall constitute Index Rate Loans, shall bear interest at the Default Rate and shall be payable on the earlier of (i) demand or (ii) the Commitment Termination Date. Except as otherwise provided in Section 1.11(b), the authority of Agent to make Overadvances is limited to an aggregate amount not to exceed $2,000,000 at any time, shall not cause the aggregate Revolving Loan to exceed the Maximum Amount, and may be revoked prospectively by a written notice to Agent signed by Lenders holding more than 50% of the Revolving Loan Commitments.

                  (b)      Swing Line Facility.

                           (i)      Agent shall notify the Swing Line Lender
upon Agent's receipt of any Notice of Revolving Credit Advance. Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time until the Commitment Termination Date advances (each, a "Swing Line Advance") in accordance with any such notice. The provisions of this Section 1.1(b) shall not relieve Lenders of their obligations to make Revolving Credit Advances under Section 1.1(a); provided that if the Swing Line Lender makes a Swing Line Advance pursuant to any such notice, such Swing Line Advance shall be in lieu of any Revolving Credit Advance that otherwise may be made by Revolving Credit Lenders pursuant to such notice. The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the lesser of (A) the Swing Line Commitment and (B) the lesser of the Maximum Amount and (except for Overadvances) the Aggregate Borrowing Base, in each case, less the outstanding balance of the Revolving Loan at such time ("Swing Line Availability"). Moreover, except for Overadvances, the Swing Line Loan outstanding to any Borrower shall not exceed at any time that Borrower's separate Borrowing Base less the Revolving Loan outstanding to such Borrower. Until the Commitment Termination Date, Borrowers may from time to time borrow, repay and reborrow under this Section 1.1(b). Each Swing Line Advance shall be made pursuant to a Notice of Revolving Credit Advance delivered to Agent by Borrower Representative on behalf of the applicable Borrower in accordance with
Section 1.1(a). Any such notice must be given no later than 11:00 a.m. (Chicago time) on the Business Day of the proposed Swing Line Advance. Unless the Swing Line Lender has received at least one Business Day's prior written notice from Requisite Lenders instructing it not to make a Swing Line Advance, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Sections 2.2, be entitled to fund that Swing Line Advance, and to have each Lender make Revolving Credit Advances in accordance with Section 1.1(b)(iii) or purchase participating interests in accordance with Section 1.1(b)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute an Index Rate Loan. Borrowers shall repay the aggregate outstanding principal amount of the Swing Line Loan upon demand therefor by Agent.

                           (ii)     Each Borrower shall execute and deliver to
the Swing Line Lender a promissory note to evidence the Swing Line Commitment. Each note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, dated the Restatement Date and substantially in the form of
Exhibit 1.1(b)(ii) (each a "Swing Line Note" and, collectively, the "Swing Line Notes"). Each Swing Line Note shall represent the obligation of each Borrower to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to such Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Swing Line Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date if not sooner paid in full.

                           (iii)    The Swing Line Lender, at any time and from
time to time in its sole and absolute discretion, but not less frequently than weekly, may on behalf of any Borrower (and each Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Lender (including the Swing Line Lender) to make a Revolving Credit Advance to each Borrower (which shall be an Index Rate Loan) in an amount equal to that Lender's Pro Rata Share of the principal amount of the applicable Borrower's Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(h) or 8.1(i) has occurred (in which event the procedures of Section 1.1(b)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Lender shall disburse directly to Agent, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender prior to 2:00 p.m. (Chicago time) in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan of the applicable Borrower.

                           (iv)     If, prior to refunding a Swing Line Loan
with a Revolving Credit Advance pursuant to Section 1.1(b)(iii), one of the events described in Sections 8.1(h) or 8.1(i) has occurred, then, subject to the provisions of Section 1.1(b)(v) below, each Lender shall, on the date such Revolving Credit Advance was to have been made for the benefit of the applicable Borrower, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan to such Borrower in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

                           (v)      Each Lender's obligation to make Revolving
Credit Advances in accordance with Section 1.1(b)(iii) and to purchase participation interests in accordance with Section 1.1(b)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to Agent or the Swing Line Lender, as applicable, the amount required pursuant to Sections 1.1(b)(iii) or 1.1(b)(iv), as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Index Rate thereafter.

                  (c) Reliance on Notices; Appointment of Borrower Representative. Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Conversion/Continuation or similar notice believed by Agent to be genuine. Agent may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary. Each Borrower hereby designates Brightpoint as its representative and agent on its behalf for the purposes of issuing Notices of Revolving Credit Advances and Notices of Conversion/Continuation, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents. Borrower Representative hereby accepts such appointment. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or Borrowers hereunder to Borrower Representative on behalf of such Borrower or Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

                  1.2 Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex B, Borrower Representative, on behalf of the applicable Borrower, shall have the right to request, and Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of each Borrower.

                  1.3      Prepayments.

                  (a) Voluntary Reductions in Revolving Loan Commitments. Borrowers may at any time on at least two (2) Business Days' prior written notice by Borrower Representative to Agent permanently reduce (but not terminate) the Revolving Loan Commitment; provided that (A) any such reductions shall be in a minimum amount of $5,000,000 and integral multiples of $250,000 in excess of such amount, (B) the Revolving Loan Commitment shall not be reduced to an amount less than the amount of the Revolving Loan then outstanding, and (C) after giving effect to such reductions, Borrowers shall comply with Section 1.3(b)(i). In addition, Borrowers may at any time on at least ten (10) days' prior written notice by Borrower Representative to Agent terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance with Annex B hereto. Any reduction or termination of the Revolving Loan Commitment must be accompanied by the payment of any LIBOR funding breakage costs in accordance with Section 1.13(b). Upon any such reduction or termination of the Revolving Loan Commitment, each Borrower's right to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, or request Swing Line Advances, shall simultaneously be permanently reduced or terminated, as the case may be; provided that a permanent reduction of the Revolving Loan Commitment shall require a corresponding pro rata reduction in the L/C Sublimit.

                  (b)      Mandatory Prepayments.

                           (i)      If at any time the aggregate outstanding
balances of the Revolving Loan and the Swing Line Loan exceed the lesser of (A) the Maximum Amount and (B) the Aggregate Borrowing Base, Borrowers shall immediately repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances, Borrowers shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex B to the extent required to eliminate such excess. Furthermore, if, at any time, the outstanding balance of the Revolving Loan of any Borrower exceeds that Borrower's separate Borrowing Base less the outstanding balance of the Swing Line Loan of that Borrower, the applicable Borrower shall immediately repay its Revolving Credit Advances in the amount of such excess (and, if necessary, shall provide cash collateral for its Letter of Credit Obligations as described above). Notwithstanding the foregoing, any Overadvance made pursuant to Section 1.1(a)(iii) shall be repaid in accordance with Section 1.1(a)(iii).

                           (ii)     Immediately upon receipt by any Borrower of
proceeds of any asset disposition (excluding proceeds of asset dispositions permitted by Section 6.8 (a)) or any sale of Stock of Brightpoint Holdings, Wireless Holdings, BAS or any Borrower, Borrowers shall prepay the Loans in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrowers in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens on such asset (to the extent such Liens constitute Permitted Encumbrances hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith. Any such prepayment shall be applied in accordance with Section 1.3(c).

                           (iii)    If any Loan Party issues Stock, no later
than the Business Day following the date of receipt of the proceeds thereof, all Borrowers (in the case of an issuance by a Holding Company) or the issuing Borrower shall prepay the Loans in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith. Any such prepayment shall be applied in accordance with Section 1.3(c).

                  (c) Application of Certain Mandatory Prepayments. Any prepayments made by any Borrower pursuant to Sections 1.3(b)(ii) or (b)(iii) above shall be applied as follows: first, to Fees and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on that Borrower's Swing Line Loan; third, to the principal balance of the Swing Line Loan outstanding to that Borrower until the same has been repaid in full; fourth, to interest then due and payable on Revolving Credit Advances made to that Borrower; fifth, to the principal balance of Revolving Credit Advances outstanding to that Borrower until the same has been paid in full; sixth, to any Letter of Credit Obligations of such Borrower to provide cash collateral therefor in the manner set forth in Annex B, until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth in Annex B; seventh, to interest then due and payable on the Swing Line Loan of the other Borrower, pro rata; eighth, to the principal balances of the Swing Line Loan outstanding to the other Borrower, pro rata, until the same have been repaid in full; ninth, to interest then due and payable on the Revolving Credit Advances outstanding to the other Borrower, pro rata; tenth, to the principal balance of the Revolving Credit Advances made to the other Borrower, pro rata, until the same has been paid in full, and last to any Letter of Credit Obligations of the other Borrower, pro rata, to provide cash collateral therefor in the manner set forth in Annex B, until all such Letter of Credit Obligations have been fully cash collateralized. Neither the Revolving Loan Commitment nor the Swing Line Commitment shall be permanently reduced by the amount of any such prepayments.

                  (d) No Implied Consent. Nothing in this Section 1.3 shall be construed to constitute Agent's or any Lender's consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

                  1.4 Use of Proceeds. Borrowers shall utilize the proceeds of the Revolving Loan and the Swing Line Advances solely for the financing of Borrowers' ordinary working capital, capital expenditures and general corporate purposes. Disclosure Schedule (1.4) contains a description of Borrowers' sources and uses of funds as of the Restatement Date, including Loans and Letter of Credit Obligations to be made or incurred on that date, and a funds flow memorandum detailing how funds from each source are to be transferred to particular uses.

                  1.5      Interest and Applicable Margins.

                  (a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Index Margin per annum or, at the election of Borrower Representative, the Applicable LIBOR Rate plus the Applicable LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; and (ii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Index Margin per annum.

                  As of the Restatement Date, the Applicable Margins are as follows:

Applicable Index Margin                                                     0.00%

Applicable LIBOR Margin                                                     1.50%

Applicable L/C Margin                                                       1.50%

Applicable Unused Line Fee Margin                                          0.375%

                  The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by Borrowers' consolidated financial performance, commencing with the first day of the first calendar month that occurs more than five (5) days after delivery of Borrowers' quarterly Financial Statements to Lenders for the Fiscal Quarter ending March 31, 2004. Adjustments in Applicable Margins shall be determined by reference to the following grids:

         IF FIXED CHARGE                               LEVEL OF
        COVERAGE RATIO IS:                        APPLICABLE MARGINS:
        -----------------                         ------------------
     > 5.25:1.00                                        Level I
< or = 5.25:1.00, but > 4.25:1.00                       Level II
< or = 4.25:1.00, but > 3.25:1.00                       Level III
< or = 3.25:1.00, but > 1.00:1.00                       Level IV
< or = 1.00:1.00                                        Level V

                                                                 APPLICABLE MARGINS
                                            --------------------------------------------------------------
                                            LEVEL I      LEVEL II     LEVEL III      LEVEL IV      LEVEL V
                                            -------      --------     ---------      --------      -------
Applicable Index Margin                      0.00%         0.00%         0.25%         0.50%         1.00%
Applicable LIBOR Margin                      1.25%         1.50%         1.75%         2.00%         2.50%

                                                                 APPLICABLE MARGINS
                                            --------------------------------------------------------------
                                            LEVEL I      LEVEL II     LEVEL III      LEVEL IV      LEVEL V
                                            -------      --------     ---------      --------      -------
Applicable L/C Margin                        1.25%         1.50%         1.75%         2.00%         2.50%
Applicable Unused Line Fee Margin            0.25%        0.375         0.375          0.50%         0.50%

                  All adjustments in the Applicable Margins after March 31, 2004 shall be implemented quarterly on a prospective basis, for each calendar month commencing at least five (5) days after the date of delivery to Lenders of the quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower Representative shall deliver to Agent and Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

                  (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  (c) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable. The Index Rate is a floating rate determined for each day. Each determination by Agent of an interest rate and Fees hereunder shall be final, binding and conclusive on Borrowers, absent manifest error.

                  (d) So long as an Event of Default has occurred and is continuing under Section 8.1(a), (h) or (i) or so long as any other Default or Event of Default has occurred and is continuing and at the election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower Representative, the interest rates applicable to the Loans and the Letter of Credit Fees shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder ("Default Rate"), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Default or Event of Default until that Default or Event of Default is cured or waived and shall be payable upon demand.

                  (e)      Subject to the conditions precedent set forth in
Section 2.2, Borrower Representative shall have the option to (i) request that any Revolving Credit Advance be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans (other than the Swing Line Loan) from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.13(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan (other than the Swing Line Loan) as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued. Any Loan or group of Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $5,000,000 and integral multiples of $500,000 in excess of such amount. Any such election must be made by 11:00 a.m. (Chicago time) on the 3rd Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or
(3) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower Representative in such election. If no election is received with respect to a LIBOR Loan by 11:00 a.m. (Chicago time) on the 3rd Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default has occurred and is continuing or if the additional conditions precedent set forth in Section 2.2 shall not have been satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower Representative must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the form of Exhibit 1.5(e).

                  (f) Notwithstanding anything to the contrary set forth in this Section 1.5, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Restatement Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 1.5(a) through (e), unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 1.5(f), a court of competent jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in Section 1.11 and thereafter shall refund any excess to Borrowers or as a court of competent jurisdiction may otherwise order.

                  1.6 Eligible Accounts. All of the Accounts owned by each Borrower and reflected in the most recent Borrowing Base Certificate delivered by each Borrower to Agent shall be "Eligible Accounts" for purposes of this Agreement, except any Account to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish, or modify or eliminate Reserves against Eligible Accounts from time to time in its reasonable credit judgment. In addition, Agent reserves the right, at any time and from time to time after the Restatement Date, to adjust any of the criteria set forth below, to establish new criteria and to adjust advance rates with respect to Eligible Accounts, in its reasonable credit judgment, subject to the approval of Supermajority Lenders in the case of adjustments, new criteria or changes in advance rates or the elimination of Reserves which have the effect of making more credit available. Eligible Accounts shall not include any Account of any
Borrower:

                  (a) that does not arise from the sale of goods or the performance of services by such Borrower in the ordinary course of its business;

                  (b) (i) upon which such Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) as to which such Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process or (iii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to such Borrower's completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

                  (c) in the event that any defense, counterclaim, setoff or dispute is asserted as to such Account;

                  (d) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

                  (e) with respect to which an invoice, in form and substance previously approved by Agent or any other form reasonably acceptable to Agent in form and substance, has not been sent to the applicable Account Debtor;

                  (f) that (i) is not owned by such Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders;

                  (g) that arises from a sale to any director, officer, other employee or Affiliate of any Credit Party, or to any entity that has any common officer or director with any Credit Party (except for any Account Debtor set forth on Disclosure Schedule (1.6));

                  (h) that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless Agent, in its sole discretion, has agreed to the contrary in writing and such Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting assignment thereof;

                  (i) that is the obligation of an Account Debtor located in a foreign country other than Canada (excluding the province of Newfoundland, the Northwest Territories and the Territory of Nunavit) unless payment thereof is assured by a letter of credit assigned and delivered to Agent, reasonably satisfactory to Agent as to form, amount and issuer;

                  (j) to the extent such Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

                  (k) that arises with respect to goods that are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

                  (l) that is in default; provided, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

                           (i)      the Account is not paid within the earlier
of: 60 days following its due date or 90 days following its original invoice date;

                           (ii)     the Account Debtor obligated upon such
Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                           (iii)    a petition is filed by or against any
Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

                  (m) that is the obligation of an Account Debtor if 50% or more of the Dollar amount of all Accounts owing by that Account Debtor are ineligible under the criteria set forth in Section 1.6(l);

                  (n) as to which Agent's Lien thereon, on behalf of itself and Lenders, is not a first priority perfected Lien;

                  (o) as to which any of the representations or warranties in the Loan Documents are untrue;

                  (p) to the extent such Account is evidenced by a judgment, Instrument or Chattel Paper;

                  (q) to the extent such Account exceeds any credit limit established by Agent, in its reasonable credit judgment;

                  (r) to the extent that such Account, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination exceed 10% (or, in Agent's sole discretion, 15%) of all Eligible Accounts;

                  (s)      that is payable in any currency other than Dollars;
or

                  (t) that is otherwise unacceptable to Agent in its reasonable credit judgment.

                  1.7 Eligible Inventory. All of the Inventory owned by the Borrowers and reflected in the most recent Borrowing Base Certificate delivered by each Borrower to Agent shall be "Eligible Inventory" for purposes of this Agreement, except any Inventory to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish, modify or eliminate Reserves against Eligible Inventory from time to time in its reasonable credit judgment. In addition, Agent reserves the right, at any time and from time to time after the Restatement Date, to adjust of the criteria set forth below, to establish new criteria and to adjust advance rates with respect to Eligible Inventory, in its reasonable credit judgment, subject to the approval of Supermajority Lenders in the case of adjustments, new criteria or changes in advance rates or the elimination of Reserves which have the effect of making more credit available. Eligible Inventory shall not include any Inventory of any Borrower that:

                  (a) is not owned by such Borrower free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower's performance with respect to that Inventory), except the Liens in favor of Agent, on behalf of itself and Lenders, and Permitted Encumbrances in favor of landlords and bailees to the extent permitted in
Section 5.9 hereof (subject to Reserves established by Agent in accordance with Section 5.9 hereof);

                  (b) (i) is not located on premises owned, leased or rented by such Borrower and set forth in Disclosure Schedule (3.2), or (ii) is stored at a leased location, unless Agent has given its prior consent thereto and unless either (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves reasonably satisfactory to Agent have been established with respect thereto or (iii) is stored with a bailee or warehouseman unless a reasonably satisfactory, acknowledged bailee letter has been received by Agent and Reserves reasonably satisfactory to Agent have been established with respect thereto, or (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, or (v) is located at any site if the aggregate book value of Inventory at any such location is less than $100,000;

                  (c) is placed on consignment or is in transit, except for Inventory in transit between domestic locations of Credit Parties as to which Agent's Liens have been perfected at origin and destination and Inventory in transit to a purchaser, which Inventory
(i) is fully insured, (ii) is subject to a first priority security interest in and lien upon such goods in favor of Agent (except for any possessor lien upon such goods in the possession of a freight carrier or shipping company securing only the freight charges for the transportation of such goods to such Borrowers), (iii) if required by Agent, is evidenced or deliverable pursuant to documents, notices, instruments, statements and bills of lading that have been delivered to Agent or an agent acting on its behalf, and (iv) is otherwise deemed to be "Eligible Inventory" hereunder;

                  (d) is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

                  (e) is excess, obsolete, slow moving (in excess of one year's supply), unsalable, shopworn, seconds, damaged or unfit for sale;

                  (f) consists of display items or packing or shipping materials, manufacturing supplies, work-in-process Inventory or replacement parts;

                  (g) consists of goods which have been returned by the buyer except for such goods which are in saleable "as new" condition in the ordinary course of business;

                  (h) is not of a type held for sale in the ordinary course of such Borrower's business;

                  (i) is not subject to a first priority lien in favor of Agent on behalf of itself and Lenders, subject to Permitted Encumbrances as set forth in clause (e) of the definition thereof (subject to reserves satisfactory to Agent);

                  (j) breaches any of the representations or warranties pertaining to Inventory set forth in the Loan Documents;

                  (k) consists of any costs associated with "freight-in" charges;

                  (l) consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

                  (m) is not covered by casualty insurance reasonably acceptable to Agent;

                  (n) is that portion of total Inventory that is more than sixty (60) days old and is in excess of the greater of (i) $2,500,000 or (ii) the sum of Inventory (A) specifically reserved for by such Borrower in its financial statements; (B) covered by an existing stock buy-back arrangement and
(C) covered by a then-existing purchase order; provided, that, in any event, Eligible Inventory shall not include any Inventory of any Borrower that is more than ninety (90) days old and not specifically reserved for by such Borrower in its financial statements;

                  (o) is subject to any patent or trademark license requiring the payment of royalties or fees or requiring the consent of the licensee for a sale thereof by Agent; or

                  (p) is otherwise unacceptable to Agent in its reasonable credit judgment.

                  1.8 Cash Management Systems. On or prior to the Restatement Date, Borrowers will establish and will maintain until the Termination Date, the cash management systems described in Annex C (the "Cash Management Systems").

                  1.9      Fees.

                  (a) Borrowers shall pay to GE Capital, individually, the Fees specified in the GE Capital Fee Letter, at the times specified for payment therein.

                  (b) As additional compensation for the Lenders, Borrowers shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a Fee for Borrowers' non-use of available funds in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the aggregate Revolving Loan and the Swing Line Loan outstanding during the period for which such Fee is due.

                  (c) Borrowers shall pay to Agent, for the ratable benefit of Lenders, the Letter of Credit Fee as provided in Annex B.

                  1.10 Receipt of Payments. Borrowers shall make each payment under this Agreement not later than 1:00 p.m. (Chicago time) on the day when due in immediately available funds in Dollars to the Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the Collection Account prior to 1:00 p.m. (Chicago time). Payments received after 1:00 p.m. Chicago time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

                  1.11     Application and Allocation of Payments.

                  (a) So long as no Default or Event of Default has occurred and is continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied, first, to the Swing Line Loan and, second, the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied as determined by Borrower Representative, subject to the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth in Section 1.3(c). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to any other payment, and as to all payments made when a Default or Event of Default has occurred and is continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of such Borrower, and each Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrowers as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder;
(2) to interest on the Swing Line Loan; (3) to principal payments on the Swing Line Loan; (4) to interest on the other Loans, ratably in proportion to the interest accrued as to each Loan; (5) to principal payments on the other Loans and to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B, ratably to the aggregate, combined principal balance of the other Loans and outstanding Letter of Credit Obligations; (6) to all other Obligations other than Hedging Obligations, including expenses of Lenders to the extent reimbursable under Section 11.3; and (7) to Hedging Obligations.

                  (b) Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of each Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.4(a)) and interest and principal, other than principal of the Revolving Loan, owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers fail to pay promptly any such amounts as and when due, even if the amount of such charges would exceed Borrowing Availability at such time or would cause the balance of the Revolving Loan and the Swing Line Loan to any Borrower to exceed such Borrower's separate Borrowing Base after giving effect to such charges. At Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

                  1.12 Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: all Advances, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by each Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower's duty to pay the Obligations. Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to each Borrower for the immediately preceding month. Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive on Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

                  1.13     Indemnity.

                  (a) Each Borrower shall jointly and severally indemnify and hold harmless each of Agent, Lenders and their respective Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided, that no such Borrower shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                  (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of, any borrowing of, conversion into or continuation of, LIBOR Loans after Borrower Representative has given notice requesting the same in accordance herewith; or (iv) any Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower Representative has given a notice thereof in accordance herewith, then Borrowers shall jointly and severally indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant LIBOR Period; provided, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower Representative with its written calculation of all amounts payable pursuant to this Section 1.13(b), and such calculation shall be binding on the parties hereto unless Borrower Representative shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

                  1.14 Access. Each Borrower shall, during normal business hours, from time to time upon one Business Day's prior notice as frequently as Agent determines to be appropriate: (a) provide Agent and any of its officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of each Credit Party and to the Collateral, (b) permit Agent, and any of its officers, employees and agents, to inspect, audit and make extracts from any Borrower's books and records, and (c) permit Agent, and its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Accounts, Inventory and other Collateral of any Borrower. If a Default or Event of Default has occurred and is continuing or if access is necessary to preserve or protect the Collateral as determined by Agent, each such Borrower shall provide such access to Agent and to each Lender at all times and without advance notice. Furthermore, so long as any Event of Default has occurred and is continuing, Borrowers shall provide Agent and each Lender with access to their suppliers and customers. Each Borrower shall make available to Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records that Agent may reasonably request. Each Borrower shall deliver any document or instrument necessary for Agent, as it may from time to time reasonably request, to obtain records from any service bureau or other Person that maintains records for such Borrower, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Borrower. Agent will give Lenders at least five (5) days' prior written notice of regularly scheduled audits. Representatives of other Lenders may accompany Agent's representatives on regularly scheduled audits at no charge to Borrowers.

                  1.15     Taxes.

                  (a) Any and all payments by each Borrower hereunder (including any payments made pursuant to Section 12) or under the Notes shall be made, in accordance with this Section 1.15, free and clear of and without deduction for any and all present or future Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (including any sum payable pursuant to Section 12) or under the Notes,
(i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and
(iii) such Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrower Representative shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Agent and Lenders shall not be obligated to return or refund any amounts received pursuant to this Section.

                  (b) Each Borrower that is a signatory hereto shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

                  (c) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower Representative and Agent a properly completed and executed IRS Form W-8ECI or Form W-8BEN or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender under this Agreement shall provide a Certificate of Exemption to Borrower Representative and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person fails to deliver a Certificate of Exemption in advance of becoming a Lender.

                  1.16     Capital Adequacy; Increased Costs; Illegality.

                  (a) If any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower Representative and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or
(ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower Representative and to Agent by such Lender, shall be conclusive and binding on Borrowers for all purposes, absent manifest error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.16(b).

                  (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) each Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by such Borrower to such Lender, together with interest accrued thereon, unless Borrower Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all LIBOR Loans into Index Rate Loans.

                  (d) Within fifteen (15) days after receipt by Borrower Representative of written notice and demand from any Lender (an "Affected Lender") for payment of additional amounts or increased costs as provided in Sections 1.15(a), 1.16(a) or 1.16(b), Borrower Representative may, at its option, notify Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default has occurred and is continuing, Borrower Representative, with the consent of Agent, may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for the Affected Lender, which Replacement Lender must be reasonably satisfactory to Agent. If Borrowers obtain a Replacement Lender within ninety (90) days following notice of their intention to do so, the Affected Lender must sell and assign its Loans and Revolving Loan Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale; provided, that Borrowers shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment. Notwithstanding the foregoing, Borrowers shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs or additional amounts within fifteen (15) days following its receipt of Borrowers' notice of intention to replace such Affected Lender. Furthermore, if Borrowers give a notice of intention to replace and do not so replace such Affected Lender within ninety
(90) days thereafter, Borrowers' rights under this Section 1.16(d) shall terminate and Borrowers shall promptly pay all increased costs or additional amounts demanded by such Affected Lender pursuant to Sections 1.15(a), 1.16(a) and 1.16(b).

                  1.17 Single Loan. All Loans to each Borrower and all of the other Obligations of each Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of that Borrower secured, until the Termination Date, by all of the Collateral.

                  1.18 Effect of Amendment and Restatement. This Agreement amends and restates in its entirety the Prior Credit Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Prior Credit Agreement shall, subject to this Section 1.18, be superseded hereby. All references to "Credit Agreement" contained in the Loan Documents delivered in connection with the Prior Credit Agreement shall be deemed to refer to this Agreement. Notwithstanding the amendment and restatement of the Prior Agreement by this Agreement, the Obligations outstanding under the Prior Agreement as of the Restatement Date shall remain outstanding and constitute continuing Obligations hereunder. Such outstanding Obligations and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. In furtherance of and without limiting the foregoing, from and after the date hereof and except as expressly specified herein, the terms, conditions, and covenants governing the Obligations outstanding under the Prior Credit Agreement shall be solely as set forth in this Agreement, which shall supersede the Prior Credit Agreement in its entirety.

2.       CONDITIONS PRECEDENT

                  2.1 Conditions to the Initial Loans. No Lender shall be obligated to make any Loan or incur any Letter of Credit Obligations on the Restatement Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to Agent, or waived in writing by Agent and Lenders:

                  (a) Credit Agreement; Loan Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrowers, each other Credit Party, Agent and Lenders; and Agent shall have received such documents, instruments, agreements and legal opinions as Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Closing Checklist attached hereto as Annex D, each in form and substance reasonably satisfactory to Agent.

                  (b) Approvals. Agent shall have received (i) satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents or (ii) an officer's certificate in form and substance reasonably satisfactory to Agent affirming that no such consents or approvals are required.

                  (c) Payment of Fees. Borrowers shall have paid the Fees required to be paid on the Restatement Date in the respective amounts specified in Section 1.9 (including the Fees specified in the GE Capital Fee Letter), and shall have reimbursed Agent for all fees, costs and expenses of closing presented as of the Restatement Date.

                  (d) Capital Structure: Other Indebtedness. The capital structure of each Credit Party and the terms and conditions of all Indebtedness of each Credit Party shall be acceptable to Agent in its sole discretion.

                  (e) Due Diligence. Agent shall have completed its business and legal due diligence, including a roll forward of its previous Collateral audit, with results reasonably satisfactory to Agent.

                  2.2 Further Conditions to Each Loan. Except as otherwise expressly provided herein, no Lender shall be obligated to fund any Advance, convert or continue any Loan as a LIBOR Loan or incur any Letter of Credit Obligation, if, as of the date thereof:

                  (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement and Agent or Requisite Lenders have determined not to make such Advance, convert or continue any Loan as LIBOR Loan or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

                  (b) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit Obligation), and Agent or Requisite Lenders shall have determined not to make any Advance, convert or continue any Loan as a LIBOR Loan or incur any Letter of Credit Obligation as a result of that Default or Event of Default; or

                  (c) after giving effect to any Advance (or the incurrence of any Letter of Credit Obligations), (i) the outstanding principal amount of the aggregate Revolving Loan would exceed the lesser of the Aggregate Borrowing Base and the Maximum Amount, in each case, less the then outstanding principal amount of the Swing Line Loan, or (ii) the outstanding principal amount of the Revolving Loan of the applicable Borrower would exceed such Borrower's separate Borrowing Base less the outstanding principal amount of the Swing Line Loan to that Borrower.

The request and acceptance by any Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrowers of the cross-guaranty provisions set forth in Section 12 and of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

3.       REPRESENTATIONS AND WARRANTIES

                  To induce Lenders to make the Loans and to incur Letter of Credit Obligations, the Credit Parties executing this Agreement, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Agreement.

                  3.1 Corporate Existence; Compliance with Law. Each Borrower and BAS (a) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth in Disclosure Schedule (3.1); (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in exposure to losses, damages or liabilities in excess of $50,000; (c) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (d) subject to specific representations regarding Environmental Laws, has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (e) is in compliance with its charter and bylaws or partnership or operating agreement, as applicable; and (f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  3.2 Executive Offices, Collateral Locations, FEIN. As of the Restatement Date, each Credit Party's name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and the current location of each Credit Party's chief executive office and the warehouses and premises at which any Collateral is located are set forth in Disclosure Schedule (3.2), none of such locations has changed within the twelve (12) months preceding the Restatement Date and each Credit Party has only one state of incorporation or organization. In addition, Disclosure Schedule (3.2) lists the federal employer identification number of each Credit Party.

                  3.3 Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party and the creation of all Liens provided for therein: (a) are within such Person's power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person's charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(b), all of which will have been duly obtained, made or complied with prior to the Restatement Date. Each of the Loan Documents shall be duly executed and delivered by each Credit Party that is a party thereto and each such Loan Document shall constitute a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

                  3.4 Financial Statements and Projections. Except for the Projections, all Financial Statements concerning Borrowers and their respective Subsidiaries that are referred to below have been prepared in accordance with GAAP consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

                  (a) Financial Statements. The following Financial Statements attached hereto as Disclosure Schedule (3.4(a)) have been delivered on or prior to the date hereof:

                           (i)      The audited consolidated and consolidating
balance sheets at December 31, 2001 and December 31, 2002 and the related statements of income and cash flows of BPI and its Subsidiaries for the Fiscal Years then ended, certified by Ernst & Young LLP.

                           (ii)     The unaudited balance sheet(s) at December
31, 2003 and the related statement(s) of income and cash flows of Borrowers for the Fiscal Year then ended.

                  (b)      Intentionally Omitted.

                  (c) Projections. The Projections delivered on the date hereof and attached hereto as Disclosure Schedule (3.4(c)) have been prepared by Borrowers in light of the past operations of their businesses, and reflect projections for the one year period beginning on January 1, 2004 on a month-by-month basis. The Projections are based upon the same accounting principles as used in the preparation of the financial statements described above and the estimates and assumptions stated therein, all of which Borrowers believe to be reasonable and fair in light of current conditions and current facts known to Borrowers and, as of the Restatement Date, reflect Borrowers' good faith and reasonable estimates of the future financial performance of Borrowers and of the other information projected therein for the period set forth therein.

                  3.5 Material Adverse Effect. Between December 31, 2002 and the Restatement Date: (a) no Loan Party has incurred any obligations, contingent or noncontingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by any Loan Party or has become binding upon any Loan Party's assets and no law or regulation applicable to any Loan Party has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) no Loan Party is in default and to the best of Borrowers' knowledge no third party is in default under any material contract, lease or other agreement or instrument, that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2002 and the Restatement Date no event has occurred, that alone or together with other events, could reasonably be expected to have a Material Adverse Effect.

                  3.6 Ownership of Property; Liens. As of the Restatement Date, the real estate ("Real Estate") listed in Disclosure Schedule (3.6) constitutes all of the real property owned, leased, subleased, or used by any Loan Party. Each Borrower owns good and marketable fee simple title to all of its owned Real Estate, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Disclosure Schedule (3.6), and copies of all such leases or a summary of terms thereof reasonably satisfactory to Agent have been delivered to Agent. Disclosure Schedule (3.6) further describes any Real Estate with respect to which any Loan Party is a lessor, sublessor or assignor as of the Restatement Date. Each Borrower also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets. As of the Restatement Date, none of the properties and assets of any Borrower are subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Credit Party that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances. Each Borrower has received all deeds, assignments, waivers, consents, nondisturbance and attornment or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Borrower's right, title and interest in and to all such Real Estate and other properties and assets. Disclosure Schedule (3.6) also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Restatement Date, no portion of any Borrower's Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Restatement Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

                  3.7 Labor Matters. As of the Restatement Date (a) no strikes or other material labor disputes against any Loan Party are pending or, to any Loan Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Loan Party comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters; (c) all payments due from any Loan Party for employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party; (d) except as set forth in Disclosure Schedule (3.7), no Loan Party is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement (and true and complete copies of any agreements described on Disclosure Schedule (3.7) have been delivered to Agent); (e) there is no organizing activity involving any Borrower pending or, to any Loan Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Loan Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition; and (g) except as set forth in Disclosure Schedule (3.7), there are no material complaints or charges against any Loan Party pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party of any individual.

                  3.8 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Disclosure Schedule (3.8), as of the Restatement Date, no Loan Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Loan Party is owned by each of the Stockholders and in the amounts set forth in Disclosure Schedule (3.8). Except as set forth in Disclosure Schedule (3.8), there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Loan Party may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Indebtedness and Guaranteed Indebtedness of each Loan Party as of the Restatement Date (except for the Obligations) is described in Section 6.3 (including Disclosure Schedule (6.3)). Neither Brightpoint Holdings nor Wireless Holdings has any assets (except Stock of their Subsidiaries) or any Indebtedness or Guaranteed Indebtedness (except the Obligations).

                  3.9 Government Regulation. No Loan Party is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loans by Lenders to Borrowers, the incurrence of the Letter of Credit Obligations on behalf of Borrowers and the application of the proceeds thereof and repayment thereof will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

                  3.10 Margin Regulations. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Loan Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Loan Party will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

                  3.11 Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by any Loan Party have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with Section 5.2(b). Proper and accurate amounts have been withheld by each Loan Party from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Disclosure Schedule (3.11) sets forth as of the Restatement Date those taxable years for which any Loan Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described in Disclosure Schedule (3.11), no Loan Party has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Loan Parties and their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Loan Party's knowledge, as a transferee. As of the Restatement Date, no Loan Party has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which would have a Material Adverse Effect.

                  3.12     ERISA.

                  (a) Disclosure Schedule (3.12) lists (i) all ERISA Affiliates and (ii) all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, and all Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, as applicable, have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the IRC and its terms, including the timely filing of all reports required under the IRC or ERISA. Neither any Loan Party nor ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Except as set forth in Disclosure Schedule (3.12), no "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, has occurred with respect to any Plan, that would subject any Loan

Party to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the IRC.

                  (b)      Except as set forth in Disclosure Schedule (3.12):
(i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Loan Party, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan;
(iv) no Loan Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; and (v) within the last five years no Title IV Plan of any Loan Party or ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 4041(b)(1) of ERISA, nor has any Title IV Plan of any Loan Party or any ERISA Affiliate (determined at any time within the last five years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Loan Party or ERISA Affiliate (determined at such time).

                  3.13 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Loan Party, threatened against any Loan Party, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation"), (a) that challenges any Loan Party's right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) that has a reasonable risk of being determined adversely to any Loan Party and that, if so determined, could be reasonably be expected to have a Material Adverse Effect. Except as set forth on Disclosure Schedule (3.13), as of the Restatement Date there is no Litigation pending or, to any Loan Party's knowledge, threatened, that seeks damages in excess of $250,000 or injunctive relief against, or alleges criminal misconduct of, any Loan Party.

                  3.14 Brokers. No broker or finder brought about the obtaining, making or closing of the Loans, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

                  3.15 Intellectual Property. As of the Restatement Date, each Loan Party owns or has rights to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License is listed, together with application or registration numbers, as applicable, in Disclosure Schedule (3.15). Each Loan Party conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect. Except as set forth in Disclosure Schedule (3.15), no Loan Party is aware of any infringement claim by any other Person with respect to any Intellectual Property.

                  3.16 Full Disclosure. No information contained in this Agreement, any of the other Loan Documents, any Projections, Financial Statements or Collateral Reports or other written reports from time to time delivered hereunder or any written statement furnished by or on behalf of any Credit Party to Agent or any Lender pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents will at all times be fully perfected first priority Liens in and to the Collateral described therein, subject, as to priority, only to Permitted Encumbrances.

                  3.17     Environmental Matters.

                  (a) Except as set forth in Disclosure Schedule (3.17), as of the Restatement Date: (i) to the knowledge of any Credit Party, the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and that would not result in Environmental Liabilities that could reasonably be expected to exceed $100,000; (ii) no Loan Party has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate; (iii) the Loan Parties are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to exceed $100,000; (iv) the Loan Parties have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities that could reasonably be expected to exceed $100,000, and all such Environmental Permits are valid, uncontested and in good standing; (v) no Loan Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Loan Party which could reasonably be expected to exceed $100,000, and no Loan Party has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses in excess of $25,000 or injunctive relief against, or that alleges criminal misconduct by, any Loan Party; (vii) no notice has been received by any Loan Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Loan Parties, there are no facts, circumstances or conditions that may result in any Loan Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (viii) the Loan Parties have provided to Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Loan Party.

                  (b) Each Loan Party hereby acknowledges and agrees that Agent (i) is not now, and has not ever been, in control of any of the Real Estate or any Loan Party's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Loan Party's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.

                  3.18 Insurance. Disclosure Schedule (3.18) lists all insurance policies of any nature maintained, as of the Restatement Date, for current occurrences by each Loan Party, as well as a summary of the terms of each such policy.

                  3.19 Deposit and Disbursement Accounts. Disclosure Schedule (3.19) lists all banks and other financial institutions at which any Loan Party maintains deposit or other accounts as of the Restatement Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

                  3.20 Government Contracts. Except as set forth in Disclosure Schedule (3.20), as of the Restatement Date, no Loan Party is a party to any contract or agreement with any Governmental Authority and no Loan Party's Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C. Section
3727) or any similar state or local law.

                  3.21 Customer and Trade Relations. As of the Restatement Date, there exists no actual or, to the knowledge of any Loan Party, threatened termination or cancellation of, or any material adverse modification or change in: the business relationship of any Loan Party with any customer or group of customers whose purchases during the preceding twelve (12) months caused them to be ranked among the ten largest customers of such Loan Party; or the business relationship of any Loan Party with any supplier material to its operations.

                  3.22 Agreements and Other Documents. As of the Restatement Date, each Loan Party has provided to Agent or its counsel, on behalf of Lenders, accurate and complete copies (or summaries) of all of the following agreements or documents to which it is subject and each of which is listed in Disclosure Schedule (3.22): supply agreements and purchase agreements not terminable by such Loan Party within sixty (60) days following written notice issued by such Loan Party and involving transactions in excess of $5,000,000 per annum (excepting only contracts pursuant to which handsets and/or accessories are purchased in the ordinary course of business by customers from any Credit Party or its Affiliates); leases of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of $500,000 per annum; licenses and permits held by such Loan Party, the absence of which could be reasonably likely to have a Material Adverse Effect; instruments and documents evidencing any Indebtedness or Guaranteed Indebtedness of such Loan Party and any Lien granted by such Loan Party with respect thereto; and instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Loan Party.

                  3.23 Solvency. Both before and after giving effect to (a) the Loans and Letter of Credit Obligations to be made or incurred on the Restatement Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or incurred, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower Representative; and (c) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is and will be Solvent.

                  3.24 Status of Holding Companies. Prior to the Restatement Date, none of the Holding Companies (other than BPI) will have engaged in any business or incurred any Indebtedness or any other liabilities (except in connection with their corporate formation).

                  3.25 Certain Agreements. Borrower Representative has delivered to Agent true and complete copies, certified as such by an appropriate officer of Borrower Representative of each of the Major Agreements.

4.       FINANCIAL STATEMENTS AND INFORMATION

                  4.1      Reports and Notices.

                  (a) Each Borrower hereby agrees that from and after the Restatement Date and until the Termination Date, it shall deliver to Agent or to Agent and Lenders, as required, the Financial Statements, notices, Projections and other information at the times, to the Persons and in the manner set forth in Annex E.

                  (b) Each Borrower hereby agrees that, from and after the Restatement Date and until the Termination Date, it shall deliver to Agent or to Agent and Lenders, as required, the various Collateral Reports (including Borrowing Base Certificates in the form of Exhibit 4.1(b)) at the times, to the Persons and in the manner set forth in Annex F.

                  4.2 Communication with Accountants. Each Loan Party executing this Agreement authorizes Agent, so long as a Default or an Event of Default has occurred and is continuing, to communicate directly with its independent certified public accountants, including Ernst & Young LLP, and authorizes and, at Agent's request, shall instruct those accountants and advisors to disclose and make available to Agent any and all Financial Statements and other supporting financial documents, schedules and information relating to any Loan Party (including copies of any issued management letters) with respect to the business, financial condition and other affairs of any Loan Party.

5.       AFFIRMATIVE COVENANTS

                  Each Credit Party executing this Credit Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

                  5.1 Maintenance of Existence and Conduct of Business. Each Loan Party shall: do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and transact business only in such corporate and trade names as are set forth in Disclosure Schedule (5.1).

                  5.2      Payment of Charges.

                  (a) Subject to Section 5.2(b), each Loan Party shall pay and discharge or cause to be paid and discharged promptly all Charges payable by it, including (i) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees, (ii) lawful claims for labor, materials, supplies and services or otherwise, and (iii) all storage or rental charges payable to warehousemen or bailees, in each case, before any thereof shall become past due.

                  (b) Each Loan Party may in good faith contest, by appropriate proceedings, the validity or amount of any Charges, Taxes or claims described in Section 5.2(a); provided, that (i) adequate reserves with respect to such contest are maintained on the books of such Loan Party, in accordance with GAAP; (ii) no Lien shall be imposed to secure payment of such Charges (other than payments to warehousemen and/or bailees) that is superior to any of the Liens securing the Obligations and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges; (iii) none of the Collateral becomes subject to forfeiture or loss as a result of such contest; (iv) such Loan Party shall promptly pay or discharge such contested Charges, Taxes or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence reasonably acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Credit Party or the conditions set forth in this Section 5.2(b) are no longer met; and (v) Agent has not advised Borrowers in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

                  5.3 Books and Records. Each Loan Party shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as Disclosure Schedule (3.4(a)).

                  5.4      Insurance; Damage to or Destruction of Collateral.

                  (a) The Loan Parties shall, at their sole cost and expense, maintain the policies of insurance described on Disclosure Schedule (3.18) as in effect on the date hereof or otherwise in form and amounts and with insurers reasonably acceptable to Agent. Such policies of insurance (or the loss payable and additional insured endorsements delivered to Agent) shall contain provisions pursuant to which the insurer agrees to provide thirty (30) days prior written notice to Agent in the event of any non-renewal, cancellation or amendment of any such insurance policy. If any Loan Party at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay all premiums relating thereto, Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Agent deems advisable. Agent shall have no obligation to obtain insurance for any Loan Party or pay any premiums therefor. By doing so, Agent shall not be deemed to have waived any Default or Event of Default arising from any Loan Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable on demand by Borrowers to Agent and shall be additional Obligations hereunder secured by the Collateral.

                  (b) Agent reserves the right at any time upon any change in any Loan Party's risk profile (including any change in the product mix maintained by any Loan Party or any laws affecting the potential liability of such Loan Party) to require additional forms and limits of insurance to, in Agent's opinion, adequately protect both Agent's and Lenders' interests in all or any portion of the Collateral and to ensure that each Loan Party is protected by insurance in amounts and with coverage customary for its industry. If reasonably requested by Agent, each Loan Party shall deliver to Agent from time to time a report of a reputable insurance broker, reasonably satisfactory to Agent, with respect to its insurance policies.

                  (c) Each Borrower shall deliver to Agent, in form and substance reasonably satisfactory to Agent, endorsements to (i) all "All Risk" and business interruption insurance naming Agent, on behalf of itself and Lenders, as loss payee, and (ii) all general liability and other liability policies naming Agent, on behalf of itself and Lenders, as additional insured. Each Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent), so long as any Default or Event of Default has occurred and is continuing or the anticipated insurance proceeds exceed $250,000, as such Borrower's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such "All Risk" policies of insurance, endorsing the name of such Borrower on any check or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Agent shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. Borrower Representative shall promptly notify Agent of any loss, damage, or destruction to the Collateral in the amount of $250,000 or more, whether or not covered by insurance. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may, at its option, apply such proceeds to the reduction of the Obligations in accordance with Section 1.3(c); or permit or require the applicable Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Notwithstanding the foregoing, if the casualty giving rise to such insurance proceeds could not reasonably be expected to have a Material Adverse Effect and such insurance proceeds do not exceed $250,000 in the aggregate, Agent shall permit the applicable Borrower to replace, restore, repair or rebuild the property; provided that if such Borrower shall not have completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 120 days of such casualty,

Agent may apply such insurance proceeds to the Obligations in accordance with
Section 1.3(c). All insurance proceeds that are to be made available to any Borrower to replace, repair, restore or rebuild the Collateral shall be applied by Agent to reduce the outstanding principal balance of the Revolving Loan of such Borrower (which application shall not result in a permanent reduction of the Revolving Loan Commitment) and upon such application, Agent shall establish a Reserve against the separate Borrowing Base of the affected Borrower in an amount equal to the amount of such proceeds so applied. Thereafter, such funds shall be made available to that Borrower to provide funds to replace, repair, restore or rebuild the Collateral as follows: (i) Borrower Representative shall request a Revolving Credit Advance be made to such Borrower in the amount requested to be released; (ii) so long as the conditions set forth in Section
2.2 have been met, Lenders shall make such Revolving Credit Advance and the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Credit Advance. To the extent not used to replace, repair, restore or rebuild the Collateral, such insurance proceeds shall be applied in accordance with Section 1.3(c).

                  5.5 Compliance with Laws. Each Loan Party shall comply with all federal, state, local and foreign laws and regulations applicable to it, including those relating to FCC, ERISA labor laws and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  5.6 Supplemental Disclosure. From time to time as may be reasonably requested by Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of a Default or an Event of Default), the Credit Parties shall supplement each Disclosure Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such representation or that is necessary to correct any information in such Disclosure Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Disclosure Schedule, such Disclosure Schedule shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Disclosure Schedule or representation shall amend, supplement or otherwise modify any Disclosure Schedule or representation, or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Agent and Requisite Lenders in writing, and (b) no supplement shall be required or permitted as to representations and warranties that relate solely to the Restatement Date.

                  5.7 Intellectual Property. Each Loan Party will conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect and shall comply in all material respects with the terms of its Licenses.

                  5.8 Environmental Matters. Each Loan Party shall and shall cause each Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Agent promptly after such Loan Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $100,000; and (d) promptly forward to Agent a copy of any order, notice, request for information or any communication or report received by such Loan Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $100,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, that, in each case, could reasonably be expected to have a Material Adverse Effect, then each Credit Party shall, upon Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrowers' expense, as Agent may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent, and (ii) permit Agent or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrowers shall reimburse Agent for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

                  5.9 Landlords' Agreements, Mortgagee Agreements, Bailee Letters and Real Estate Purchases. Each Loan Party shall obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to Agent. With respect to such locations or warehouse space leased or owned as of the Restatement Date and thereafter, if Agent has not received a landlord or mortgagee agreement or bailee letter as of the Restatement Date (or, if later, as of the date such location is acquired or leased), any Borrower's Eligible Inventory at that location shall, in Agent's discretion, be excluded from the Borrowing Base or be subject to such Reserves as may be established by Agent in its reasonable credit judgment. After the Restatement Date, no real property or warehouse space shall be leased by any Loan Party and no Inventory shall be shipped to a processor or converter under arrangements established after the Restatement Date without the prior written consent of Agent (which consent, in Agent's discretion, may be conditioned upon the exclusion from the Borrowing Base of Eligible Inventory at that location or the establishment of Reserves acceptable

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

to Agent) or, unless and until a reasonably satisfactory landlord agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location. Each Loan Party shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located. To the extent otherwise permitted hereunder, if any Loan Party proposes to acquire a fee ownership interest in Real Estate after the Restatement Date, it shall first provide to Agent a mortgage or deed of trust granting Agent a first priority Lien on such Real Estate, together with environmental audits, mortgage title insurance commitment, real property survey, local counsel opinion(s), and, if required by Agent, supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to Agent.

                  5.10 Further Assurances. Each Credit Party executing this Agreement agrees that it shall and shall cause each other Credit Party to, at such Credit Party's expense and upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Agreement or any other Loan Document.

                  5.11 Mortgages. On or prior to the Restatement Date, Borrowers shall execute and deliver to Agent Mortgages in form and substance satisfactory to Agent, covering the Real Estate located in Indianapolis, Indiana and Reno, Nevada (the "Mortgaged Properties") together with: (a) title insurance policies, reasonably satisfactory in form and substance to Agent, in its sole discretion; (b) evidence that counterparts of the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on each Mortgaged Property in favor of Agent for the benefit of itself and Lenders (or in favor of such other trustee as may be required or desired under local law); and (c) an opinion of counsel in each state in which any Mortgaged Property is located in form and substance and from counsel reasonably satisfactory to Agent; provided, that with respect to the Real Estate currently located in Reno, Nevada, Borrower shall deliver to Agent prior to September 30, 2004, either (i) evidence of the extension of the existing lease through the Commitment Termination Date or (ii) to the extent that Borrowers do not extend or renew such lease and move the property located therein to a new Real Estate location, a Mortgage in form and substance satisfactory to Agent covering such Real Estate location, together with the items listed in clauses
(a)-(c) of this Section 5.11 and such other documents, instruments or agreements reasonably required by Agent, in each case, in form and substance reasonably satisfactory to Agent.

                  5.12 Major Agreements. No later than sixty (60) days prior to the expiration of any Major Agreement, Borrower Representative shall notify Agent in writing as to the likelihood the other Persons party to such Major Agreement will agree to renew such Major Agreement. No later than thirty (30) days prior to the expiration of any Major Agreement, Borrower Representative shall provide a written report to the Agent on the status of renewal negotiations and any expected changes to the Major Agreement.

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

6.       NEGATIVE COVENANTS

                  Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof until the Termination Date:

                  6.1 Mergers, Subsidiaries, Etc. No Loan Party shall directly or indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary, or (b) merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or acquire, any Person, except that any Borrower may merge with another Borrower, provided that Borrower Representative shall be the survivor of any such merger to which it is a party.

                  6.2 Investments; Loans and Advances. Except as otherwise expressly permitted by this Section 6, no Loan Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) Borrowers may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to any Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrowers does not exceed $500,000; (b) each Loan Party may maintain its existing investments in its Subsidiaries as of the Restatement Date; (c) Borrowers may make intercompany loans and advances to BPI to the extent permitted by Section 6.14(g); and (d) so long as no Default or Event of Default has occurred and is continuing and there is no outstanding Revolving Loan balance, Brightpoint may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with A Rated Banks, (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above, and (vi) money market mutual funds having a rating of "AAA" or better by a nationally recognized rating agency.

                  6.3      Indebtedness.

                  (a) No Loan Party shall create, incur, assume or permit to exist any Indebtedness, except (without duplication) (i) Indebtedness secured by purchase money security interests and Capital Leases permitted in Section 6.7(c), (ii) the Loans and the other Obligations, (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, (iv) Indebtedness consisting of intercompany loans and advances made by Brightpoint to Wireless; provided that, (A) Wireless shall have executed and delivered to Brightpoint, on the Closing Date, an Intercompany Note to evidence any such intercompany Indebtedness, which Intercompany Note shall be pledged and delivered to Agent pursuant to the Brightpoint Pledge Agreement as additional collateral security for the Obligations; (B) each of Brightpoint and Wireless shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations under any such Intercompany Notes shall be subordinated to the Obligations in a manner satisfactory to Agent; (D) at the time any such intercompany loan or advance is made and after giving effect thereto, each of Brightpoint and Wireless shall be Solvent; (E) no Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan or repayment; and (F) until such time as Agent shall complete an audit of Wireless' Inventory and Accounts, the aggregate amount of the intercompany loans made on or after the Closing Date owing by Wireless to Brightpoint shall at no time exceed the greater of (i) the Borrowing Availability of Wireless or (ii) $1,500,000; provided, that upon the completion of such audit by Agent, the aggregate amount of such intercompany loans shall at no time exceed the Borrowing Availability of Wireless; provided further, that from the date of completion of such audit by Agent, Wireless shall have twenty
(20) days to repay to Brightpoint any amount of such intercompany loans in excess of the Borrowing Availability of Wireless, (v) existing Indebtedness described in Disclosure Schedule (6.3) and refinancings thereof or amendments or modifications thereto that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and that are otherwise on terms and conditions no less favorable to any Loan Party, Agent or any Lender, as determined by Agent, than the terms of the Indebtedness being refinanced, amended or modified, (vi) Indebtedness consisting of intercompany loans and advances made by Brightpoint to BAS; provided that,
(A) BAS shall have executed and delivered to Brightpoint, prior to any such intercompany loan or advance, an Intercompany Note to evidence any such intercompany Indebtedness, which Intercompany Note shall be pledged and delivered to Agent pursuant to the Brightpoint Pledge Agreement as additional collateral security for the Obligations; (B) each of Brightpoint and BAS shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations under any such Intercompany Notes shall be subordinated to the Obligations in a manner satisfactory to Agent; (D) at the time any such intercompany loan or advance is made and after giving effect thereto, each of Brightpoint and BAS shall be Solvent; (E) no Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan or repayment; and (F) the aggregate amount of such intercompany loans owing by BAS to Brightpoint shall at no time exceed $1,000,000, and (vii) other unsecured Indebtedness not to exceed $250,000 outstanding at any time in the aggregate for all Loan Parties.

                  (b) No Loan Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than
(i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c); (iii) Indebtedness permitted by Section 6.3(a)(v) upon any

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

refinancing thereof in accordance with Section 6.3(a)(v); and (iv) as otherwise permitted in Section 6.14.

                  6.4      Employee Loans and Affiliate Transactions.

                  (a) No Loan Party shall enter into or be a party to any transaction with any other Loan Party or any Affiliate thereof except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's business and upon fair and reasonable terms that are no less favorable to such Loan Party than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of such Loan Party. In addition, if any such transaction or series of related transactions involves payments in excess of $250,000 in the aggregate, the terms of these transactions must be disclosed in advance to Agent and Lenders. All such transactions existing as of the date hereof are described in Disclosure Schedule (6.4(a)).

                  (b) No Loan Party shall enter into any lending or borrowing transaction with any employees of any Loan Party, except loans to its respective employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $100,000 to any employee and up to a maximum of $250,000 in the aggregate at any one time outstanding.

                  6.5      Capital Structure and Business. No Loan Party shall
(a) make any changes in any of its business objectives, purposes or operations that could in any way adversely affect the repayment of the Loans or any of the other Obligations or could reasonably be expected to have or result in a Material Adverse Effect, (b) make any change in its capital structure as described in Disclosure Schedule (3.8), including the issuance or sale of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock; provided that the Holding Companies may issue or sell shares of their Stock for cash so long as (i) the proceeds thereof are applied to the Obligations as required by Section 1.3(b)(iii), and (ii) no Change of Control occurs after giving effect thereto, or (c) amend its charter or bylaws in a manner that would adversely affect Agent or Lenders or such Loan Party's duty or ability to repay the Obligations. No Loan Party shall engage in any business other than the businesses currently engaged in by it.

                  6.6 Guaranteed Indebtedness. No Loan Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Loan Party, and (b) for Guaranteed Indebtedness incurred for the benefit of any other Loan Party if the primary obligation is expressly permitted by this Agreement; provided that with respect to BAS, such Guaranteed Indebtedness shall be (i) provided by Brightpoint pursuant to a limited guaranty, substantially in the form of Exhibit 6.6 and (ii) in an amount not exceeding, in the aggregate, $6,000,000; provided further, that no payment by Brightpoint on such Guaranteed Indebtedness relating to BAS shall be made after the occurrence of an Event of Default pursuant to Section 8.1(e).

                  6.7 Liens. No Loan Party shall create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired) except for (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7) securing the Indebtedness described on Disclosure Schedule (6.3) and permitted refinancings, extensions and renewals thereof, including extensions or renewals of any such Liens; provided that the principal amount of the Indebtedness so secured is not increased and the Lien does not attach to any other property; (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Loan Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $3,000,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness is incurred within twenty (20) days following such purchase and does not exceed 100% of the purchase price of the subject assets); and (d) Liens with respect to the assets of BAS created after the date hereof by conditional sale or other title retention agreements or by the granting of security interests to third parties who sell to BAS (whether outright, conditionally or through consignment or bailment) handsets or other property with respect to which BAS provides services. In addition, no Loan Party shall become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses which prohibit Liens upon the assets that are subject thereto.

                  6.8 Sale of Stock and Assets. No Loan Party shall sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise) or any of its Accounts, other than (a) the sale of Inventory in the ordinary course of business, and (b) the sale, transfer, conveyance or other disposition by a Credit Party of Equipment and Fixtures that are obsolete or no longer used or useful in such Credit Party's business and having a sales price not exceeding $100,000 in any single transaction or $250,000 in the aggregate in any Fiscal Year; and (c) other Equipment and Fixtures having a value not exceeding $100,000 in any single transaction or $250,000 in the aggregate in any Fiscal Year. With respect to any disposition of assets or other properties permitted pursuant to clauses (b) and (c) above, subject to Section 1.3(b), Agent agrees on reasonable prior written notice to release its Lien on such assets or other properties in order to permit the applicable Loan Party to effect such disposition and shall execute and deliver to Borrowers, at Borrowers' expense, appropriate UCC-3 termination statements and other releases as reasonably requested by Borrowers.

                  6.9 ERISA. No Loan Party shall, or shall cause or permit any ERISA Affiliate to, cause or permit to occur (i) an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or (ii) an ERISA Event to the extent such ERISA Event could reasonably be expected to result in a liability of such Loan Party in excess of $100,000.

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

                  6.10 Financial Covenants. Borrowers shall not breach or fail to comply with any of the Financial Covenants.

                  6.11 Hazardous Materials. No Loan Party shall cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

                  6.12 Sale-Leasebacks. No Loan Party shall engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets.

                  6.13 Cancellation of Indebtedness. No Loan Party shall cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of its business consistent with past practices.

                  6.14 Restricted Payments. No Loan Party shall make any Restricted Payment, except (a) intercompany loans and advances between Borrowers or between Brightpoint and BAS to the extent permitted by Section 6.3, (b) dividends and distributions by Subsidiaries of any Borrower paid to such Borrower, (c) employee loans permitted under Section 6.4(b), (d) payments of principal and interest of Intercompany Notes issued in accordance with Section
6.3 and this Section 6.14, (e) dividends or distributions to any Holding Company by either Borrower to pay taxes (contemporaneously with, and in the same amount of, such distributions or dividends) attributable to its ownership of Stock of such Borrower, (f) payment by either Borrower to BPI to reimburse BPI for BPI Allocated Expense; provided, that (i) such payments shall not exceed $1,500,000 (or such higher amount as Agent may agree, in its sole discretion) in the aggregate for both Borrowers, collectively, in any Fiscal Quarter, (ii) such payments shall not be paid at any time after the occurrence of a Default or Event of Default, other than necessary expenses agreed to in writing by Agent;
(g) Borrowers may make intercompany loans and advances to BPI ("BPI Intercompany Loans"); provided, that (i) if prior to making any such proposed BPI Intercompany Loans, (A) there are no Revolving Credit Advances outstanding, such proposed BPI Intercompany Loans may be made in an amount up to the amount of Borrowers' cash on hand and (B) (x) there are outstanding Revolving Credit Advances and (y) Borrowers collectively shall have both Average 30-Day Borrowing Availability and Borrowing Availability of at least $12,500,000 after giving effect to any such proposed BPI Intercompany Loans, such proposed BPI Intercompany Loans may be made in an amount not to exceed $10,000,000 in the aggregate; provided further, that for purposes of the $10,000,000 limitation in this clause (g)(i)(B), BPI Intercompany Loans shall not include those made pursuant to clause (g)(i)(A), (ii) two (2) Business Days prior to any such BPI Intercompany Loan the applicable Borrower shall have delivered to Agent a notice in the form of Exhibit 6.14(b) hereto (a "BPI Intercompany Loan Notice") and
(iii) on the date of any Revolving Credit Advance made hereunder, to the extent that Borrowers have made BPI Intercompany Loans in the period since the delivery to Agent of the most recent Borrowing Base Certificate, Borrowers shall provide to

Agent an updated Borrowing Base Certificate calculated as of such date, and (h) Borrowers may make payments to BPI in respect of expenses of BPI which are not BPI Allocated Expenses; provided, (i) the BPI Unallocated Expense Balance shall not increase by more than $1,700,000 any Fiscal Quarter, (ii) such payments shall not be paid at any time after the occurrence of and during the continuance of a Default or Event of Default and (iii) Borrowers collectively shall have both Average 30-Day Borrowing Availability and Borrowing Availability of at least $12,500,000 after giving effect to any such payment, provided, further that no payment may be made pursuant to clause (g) or (h) hereof unless (i) BPI shall have executed and delivered to Brightpoint, on or prior to the Closing Date, an Intercompany Note to evidence any such BPI Intercompany Loans and BPI Unallocated Expenses Balance, which Intercompany Note shall be pledged and delivered to Agent pursuant to the Brightpoint Pledge Agreement or the Wireless Pledge Agreement, as applicable, as additional collateral security for the Obligations; (ii) each of Brightpoint or Wireless, as applicable, and BPI shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (iii) the obligations under any such Intercompany Note shall be subordinated to the Obligations in a manner satisfactory to Agent; (iv) at the time any such BPI Intercompany Loans are made or the BPI Unallocated Expenses Balance is increased and after giving effect thereto, each Borrower and BPI shall be Solvent; (v) no Event of Default would occur and be continuing after giving effect to any such proposed intercompany transfer, and (vi) the aggregate amount of all BPI Intercompany Loans made pursuant to clause (g)(i)(B) and the BPI Unallocated Expense Balance shall at no time exceed $10,000,000. If the aggregate outstanding amount of BPI Intercompany Loans made pursuant to clause (g)(i)(B) and the BPI Unallocated Expenses Balance exceed $10,000,000 at any time, BPI immediately shall repay the BPI Intercompany Loans or reduce the BPI Unallocated Expense Balance so that the aggregate outstanding amount of such intercompany loans and the BPI Unallocated Expense Balance is less than or equal to $10,000,000.

                  6.15 Change of Corporate Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, (c) change the type of entity it is, (d) change its organization identification number, if any, issued by its state of incorporation or organization, or (e) change its state of incorporation or organization or incorporate or organize in any additional jurisdictions, in each case without at least thirty (30) days prior written notice to Agent and after Agent's written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been completed or taken, and provided that any such new location shall be in the continental United States. No Loan Party shall change its Fiscal Year.

                  6.16 No Impairment of Intercompany Transfers. No Loan Party shall directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement and the other Loan Documents) that could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of any Borrower to any Borrower or between Borrowers.

                  6.17 No Speculative Transactions. No Loan Party shall engage in any transaction involving commodity options, futures contracts or similar transactions, except for Hedging Obligations.

                  6.18 Leases; Real Estate Purchases. No Loan Party shall enter into any operating lease for Equipment or Real Estate, if the aggregate of all operating lease payments payable in any year for Borrowers on a consolidated basis would exceed $9,000,000. No Borrower shall purchase a fee simple ownership interest in Real Estate with an aggregate purchase price in excess of $250,000.

                  6.19 Certain Agreements. No Credit Party shall change or amend the terms of any of the Major Agreements without the prior written notice of Agent. Borrower Representative shall notify Agent in writing of such proposed change at least three (3) Business Days prior to such change taking effect, which notice shall contain a statement made by Borrower Representative in good faith that the proposed change is in the best business interest of the Borrowers.

                  6.20 Holding Companies. None of the Holding Companies other than BPI shall engage in any trade or business, or own any assets (other than Stock of their Subsidiaries) or incur any Indebtedness or Guaranteed Indebtedness (other than the Obligations).

7.       TERM

                  7.1 Termination. The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

                  7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agent and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agent and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of Section 11, the payment obligations under Sections 1.15

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

and 1.16, and the indemnities contained in the Loan Documents shall survive the Termination Date.

8.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES

                  8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                  (a) Any Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, or (ii) fails to pay or reimburse Agent or Lenders for any expense reimbursable hereunder or under any other Loan Document within ten (10) days following Agent's demand for such reimbursement or payment of expenses.

                  (b) Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4(a) or 6, or any of the provisions set forth in Annexes C or G, respectively.

                  (c) Any Borrower fails or neglects to perform, keep or observe any of the provisions of Section 4 or any provisions set forth in Annexes E or F, respectively, and the same shall remain unremedied for three (3) days or more.

                  (d) Any Credit Party fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied for twenty (20) days or more after the earlier of (i) the date of receipt by any Credit Party of notice thereof from Agent and (ii) the date that any Credit Party had knowledge thereof.

                  (e) A default or breach occurs under any other agreement, document or instrument to which any Credit Party is a party that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness or Guaranteed Indebtedness (other than the Obligations) of any Credit Party in excess of $500,000 in the aggregate (including (x) undrawn committed or available amounts and (y) amounts owing to all creditors under any combined or syndicated credit arrangements), or (ii) causes, or permits any holder of such Indebtedness or Guaranteed Indebtedness or a trustee to cause, Indebtedness or Guaranteed Indebtedness or a portion thereof in excess of $500,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral in respect thereof to be demanded, in each case, regardless of whether such default is waived, or such right is exercised, by such holder or trustee.

                  (f) Any information contained in any Borrowing Base Certificate is untrue or incorrect in any respect in the aggregate in any Borrowing Base Certificate), or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a Borrowing Base Certificate) made or delivered to Agent or

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any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made.

                  (g) Assets of any Credit Party with a fair market value of $250,000 or more are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Credit Party and such condition continues for thirty (30) days or more.

                  (h) A case or proceeding is commenced against any Credit Party seeking a decree or order in respect of such Credit Party (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or for any substantial part of any such Credit Party's assets, or (iii) ordering the winding-up or liquidation of the affairs of such Credit Party, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding shall be entered by a court of competent jurisdiction.

                  (i) Any Credit Party (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or for any substantial part of any such Credit Party's assets, (iii) makes an assignment for the benefit of creditors, (iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

                  (j) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate at any time are outstanding against one or more of the Credit Parties and the same are not, within thirty (30) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay.

                  (k) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral purported to be covered thereby.

                  (l)      Any Change of Control occurs.

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

                  (m) Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of Borrowers generating more than 15% of Borrowers' consolidated revenues for the Fiscal Year preceding such event and such cessation or curtailment continues for more than thirty (30) days.

                  (n) Any default or breach by any Borrower occurs and is continuing under any of the Major Agreements, any of the Major Agreements shall be terminated for any reason, or any Major Agreement is not renewed within ten
(10) days prior to its expiration date.

                  (o) As of the last day of each Fiscal Quarter, BPI and its Subsidiaries on a consolidated basis fail to have Tangible Net Worth equal to or greater than $130,000,000; provided, for purposes of this quarterly Tangible Net Worth calculation, the determination of Net Worth shall be adjusted positively for losses or negatively for gains, as the case may be, based on the occurrence of (i) any change to BPI's currency translation adjustment account resulting from BPI's foreign investments, except any such change resulting from the liquidation, sale, or other disposition (including joint ventures) of any foreign operations to the extent such change is reflected in BPI's income statement, and (ii) any write-down in the book value of BPI's preference shares in Chinatron Group Holdings Limited resulting from a revaluation thereof.

                  8.2      Remedies.

                  (a) If any Default or Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice, suspend all or any portion of the Revolving Loan facility with respect to additional Advances and/or the incurrence of additional Letter of Credit Obligations, whereupon any additional Advances and additional Letter of Credit Obligations shall be made or incurred in Agent's sole discretion (or in the sole discretion of the Requisite Lenders, if such suspension occurred at their direction) so long as such Default or Event of Default is continuing. If any Default or Event of Default has occurred and is continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees up to the Default Rate.

                  (b) If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice: (i) terminate all or any portion of the Revolving Loan facility with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, and require that any or all of the Letter of Credit Obligations be cash collateralized as provided in Annex B, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrowers and each other Credit Party; or (iii) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event of Default specified in Sections 8.1(h) or (i), the Revolving Loan facility shall be immediately terminated and all of the Obligations, including the aggregate

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

Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person.

                  8.3 Waivers by Credit Parties. Except as otherwise provided for in this Agreement or by applicable law, each Credit Party waives (including for purposes of Section 12): (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (b) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

                  9.1      Assignment and Participations.

                  (a) Subject to the terms of this Section 9.1, any Lender may make an assignment to a Qualified Assignee of, or sell participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Revolving Loan Commitment or any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Lender shall: (i) require the consent of Agent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee) and the execution of an assignment agreement (an "Assignment Agreement") substantially in the form attached hereto as Exhibit 9.1(a) and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Agent; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Lender shall have Revolving Loan Commitments in an amount at least equal to $5,000,000 and the assigning Lender shall have retained Revolving Loan Commitments in an amount at least equal to $5,000,000; (iv) include a payment to Agent of an assignment fee of $3,500; and (v) so long as no Event of Default has occurred and is continuing, require the consent of Borrower Representative, which shall not be unreasonably withheld or delayed; provided that no such consent shall be required for an assignment to a Qualified Assignee. In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Revolving Loan Commitments or assigned portion thereof from and after the date of such assignment. Each Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to

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

such Lender's Pro Rata Share of the applicable Revolving Loan Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrowers and Borrowers shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may at any time pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided, that no such pledge to a Federal Reserve Bank shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

                  (b) Any participation by a Lender of all or any part of its Revolving Loan Commitments shall be made with the understanding that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.13, 1.15, 1.16 and 9.8, each Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a "Lender". Except as set forth in the preceding sentence no Borrower or Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

                  (c) Except as expressly provided in this Section 9.1, no Lender shall, as between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

                  (d) Each Credit Party executing this Agreement shall assist any Lender permitted to sell assignments or participations under this
Section 9.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Credit Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Credit Parties and their respective affairs contained in any selling materials provided by them and all other information provided by them and included in such materials, except that any Projections delivered by Borrowers shall only be certified by Borrowers as

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

having been prepared by Borrowers in compliance with the representations contained in Section 3.4(c).

                  (e) Any Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.

                  (f) So long as no Event of Default has occurred and is continuing, no Lender shall assign or sell participations in any portion of its Loans or Revolving Loan Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under
Section 1.16(a), increased costs under Section 1.16(b), an inability to fund LIBOR Loans under Section 1.16(c), or withholding taxes in accordance with
Section 1.15(a).

                  (g) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender"), may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing by the Granting Lender to Agent and Borrowers, the option to provide to Borrowers all or any part of any Loans that such Granting Lender would otherwise be obligated to make to Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Revolving Loan Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. No SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). Any SPC may (i) with notice to, but without the prior written consent of, Borrowers and Agent and without paying any processing fee therefor assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by Borrowers and Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 9.1(g) may not be amended without the prior written consent of each Granting Lender, all or any of whose Loans are being funded by an SPC at the time of such amendment. For the avoidance of doubt, the Granting Lender shall for all purposes, including without limitation, the approval of any amendment or waiver of any provision of any Loan Document or the obligation to pay any amount otherwise payable by the Granting Lender under the Loan Documents, continue to be the Lender of record hereunder.

                  9.2 Appointment of Agent. GE Capital is hereby appointed to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and no Credit Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent

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

shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Except as expressly set forth in this Agreement and the other Loan Documents, Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries or any Account Debtor that is communicated to or obtained by GE Capital or any of its Affiliates in any capacity. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

                  If Agent shall request instructions from Requisite Lenders, Supermajority Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, Supermajority Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document,
(b) if such action would, in the opinion of Agent, expose Agent to Environmental Liabilities or (c) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Supermajority Lenders or all affected Lenders, as applicable.

                  9.3 Agent's Reliance, Etc. Neither Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form reasonably satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to

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

inspect the Collateral (including the books and records) of any Credit Party;
(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  9.4 GE Capital and Affiliates. With respect to its Revolving Loan Commitments hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans and GE Capital as Agent.

                  9.5 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.4(a) and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

                  9.6 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Credit Parties and without limiting the obligations of Borrowers hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses

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

(including reasonable counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Credit Parties.

                  9.7 Successor Agent. Agent may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower Representative. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, within thirty (30) days after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower Representative, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if a Default or an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as Agent under this Agreement and the other Loan Documents.

                  9.8 Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 9.9(f), each Lender is hereby authorized at any time or from time to time, without prior notice to any Credit Party or to any other Person (other than Agent), any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Borrower or Guarantor (regardless of whether such balances are then due to such Borrower or Guarantor) and any other properties or assets at any time held or owing by that Lender or that holder to or for the credit or for the account of any Borrower or Guarantor against and on account of any of the Obligations that are not paid when due; provided that the Lender exercising such offset rights shall give notice thereof to the affected Credit Party promptly after exercising such rights. Any Lender exercising a right of setoff or otherwise receiving any

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payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares (other than offset rights exercised by any Lender with respect to Sections 1.13, 1.15 or 1.16). Each Lender's obligation under this Section 9.8 shall be in addition to and not in limitation of its obligations to purchase a participation in an amount equal to its Pro Rata Share of the Swing Line Loans under Section 1.1. Each Credit Party that is a Borrower or Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amounts so offset to other Lenders and holders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

                  9.9 Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.

                  (a)      Advances; Payments.

                           (i)      Lenders shall refund or participate in the
Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(c). If the Swing Line Lender declines to make a Swing Line Loan or if Swing Line Availability is zero, Agent shall notify Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 12:00 noon (Chicago time) on the date such Notice of Revolving Advance is received, by telecopy, telephone or other similar form of transmission. Each Lender shall make the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex H not later than 2:00 p.m. (Chicago time) on the requested funding date, in the case of an Index Rate Loan, and not later than 10:00 a.m. (Chicago time) on the requested funding date, in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to the Borrower designated by Borrower Representative in the Notice of Revolving Credit Advance. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind.

                           (ii)     On the 2nd Business Day of each calendar
week or more frequently at Agent's election (each, a "Settlement Date"), Agent shall advise each Lender by telephone, or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments or Advances required to be made by it and has purchased all participations

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required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent shall pay to each Lender such Lender's Pro
Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrowers.
Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not later than 1:00 p.m. (Chicago time) on the next Business Day following each Settlement Date.

                  (b) Availability of Lender's Pro Rata Share. Agent may assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without setoff, counterclaim or deduction of any kind. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower Representative and Borrowers shall immediately repay such amount to Agent. Nothing in this Section 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent advances funds to any Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Lender.

                  (c)      Return of Payments.

                           (i)      If Agent pays an amount to a Lender under
this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

                           (ii)     If Agent determines at any time that any
amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

                  (d) Non-Funding Lenders. The failure of any Non-Funding Lender to make any Revolving Credit Advance or any payment required by it hereunder or to purchase any

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participation in any Swing Line Loan to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender") of its obligations to make such Advance or purchase such participation on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" or "Supermajority Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower Representative's request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent's request, sell and assign to Agent or such Person, all of the Revolving Loan Commitments of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

                  (e) Dissemination of Information. Agent shall use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct. Lenders acknowledge that Borrowers are required to provide Financial Statements and Collateral Reports to Lenders in accordance with Annexes E and F hereto and agree that Agent shall have no duty to provide the same to Lenders.

                  (f) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent or Requisite Lenders.

10.      SUCCESSORS AND ASSIGNS

                  10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Credit Party, Agent, Lenders and their respective successors and assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party), except as otherwise provided herein or therein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Lenders. Any such purported assignment, transfer, hypothecation or other

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

conveyance by any Credit Party without the prior express written consent of Agent and Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agent and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.      MISCELLANEOUS

                  11.1 Complete Agreement; Modification of Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2. Any letter of interest, commitment letter, fee letter (other than the GE Capital Fee Letter) or confidentiality agreement between any Credit Party and Agent or any Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

                  11.2     Amendments and Waivers.

                  (a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrowers, and by Requisite Lenders, Supermajority Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

                  (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that increases the percentage advance rates set forth in the definition of the Brightpoint Borrowing Base, or the Wireless Borrowing Base, or that makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts and Eligible Inventory set forth in Sections 1.6 and 1.7, shall be effective unless the same shall be in writing and signed by Agent, Supermajority Lenders and Borrowers. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Lenders and Borrowers. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Agent, Requisite Lenders and Borrowers.

                  (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby: (i) increase the principal amount of any Lender's Revolving Loan Commitment (which action shall be deemed to directly

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

affect all Lenders; (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date (other than payment dates of mandatory prepayments under Section 1.3(b)(ii)-(iv)) or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, release, or permit any Credit Party to sell or otherwise dispose of, any Collateral with a value exceeding $3,000,000 in the aggregate (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Revolving Loan Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the definitions of the terms "Requisite Lenders" or "Supermajority Lenders" insofar as such definitions affect the substance of this Section 11.2. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuer under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or L/C Issuer, as the case may be, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

                  (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):

                           (i)      requiring the consent of all affected
Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clauses (ii), (iii) and
(iv) below being referred to as a "Non-Consenting Lender"),

                           (ii)     requiring the consent of Supermajority
Lenders, the consent of Requisite Lenders is obtained, but the consent of Supermajority Lenders is not obtained, or

                           (iii)    requiring the consent of Requisite Lenders,
the consent of Lenders holding 51% or more of the aggregate Revolving Commitments is obtained, but the consent of Requisite Lenders is not obtained,

then, so long as Agent is not a Non-Consenting Lender, at Borrower Representative's request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and

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

assign to Agent or such Person, all of the Revolving Loan Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

                  (e) Upon payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Revolving Loan Commitments and a release of all claims against Agent and Lenders, and so long as no suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Agent shall deliver to Borrowers termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

                  11.3 Fees and Expenses. Borrowers shall reimburse (i) Agent for all fees, costs and expenses (including the reasonable fees and expenses of all of its counsel, advisors, consultants and auditors) and (ii) Agent (and, with respect to clauses (c) and (d) below, all Lenders) for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers), incurred in connection with the negotiation and preparation of the Loan Documents and incurred in connection with:

                  (a) the forwarding to Borrowers or any other Person on behalf of Borrowers by Agent of the proceeds of any Loan (including a wire transfer fee of $25 per wire transfer);

                  (b) any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

                  (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Borrower or any other Person and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any or all of the Borrowers or any other Person that may be obligated to Agent by virtue of the Loan Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for all such Lenders; provided, further, that no Person shall be entitled to reimbursement under this clause (c) in respect of any litigation, contest, dispute, suit, proceeding or action to the extent any of the foregoing results from such Person's gross negligence or willful misconduct;

                  (d) any attempt to enforce any remedies of Agent against any or all of the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of any

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

of the Loan Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for all such Lenders;

                  (e) any workout or restructuring of the Loans during the pendency of one or more Events of Default; and

                  (f) efforts to (i) monitor the Loans or any of the other Obligations, (ii) evaluate, observe or assess any of the Credit Parties or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including, as to each of clauses (a) through (f) above, all reasonable attorneys' and other professional and service providers' fees arising from such services and other advice, assistance or other representation, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 11.3, all of which shall be payable, on demand, by Borrowers to Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

                  11.4 No Waiver. Agent's or any Lender's failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lenders, and directed to Borrowers specifying such suspension or waiver.

                  11.5 Remedies. Agent's and Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

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                  11.6     Severability. Wherever possible, each provision of
this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

                  11.7 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                  11.8 Confidentiality. Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to them by the Credit Parties and designated as confidential for a period of two (2) years following receipt thereof, except that Agent and any Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender in evaluating, approving, structuring or administering the Loans and the Revolving Loan Commitments; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority or reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent's or such Lender's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which Agent or such Lender is a party; or (f) that ceases to be confidential through no fault of Agent or any Lender.

                  11.9 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE

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TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY; PROVIDED FURTHER, THAT
NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

                  11.10 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 11.10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex I or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated in Annex I to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

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                  11.11    Section Titles. The Section titles and Table of
Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  11.13 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

                  11.14 Press Releases and Related Matters. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

                  11.15 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower for liquidation or reorganization, should any Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be

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reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  11.16 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.

                  11.17 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

12.      CROSS-GUARANTY

                  12.1 Cross-Guaranty. Each Borrower hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Agent and Lenders by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 12 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 12 shall be absolute and unconditional, irrespective of, and unaffected by,

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

                  (b) the absence of any action to enforce this Agreement (including this Section 12) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

                  (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

                  (d)      the insolvency of any Credit Party; or

                  (e) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

                  12.2 Waivers by Borrowers. Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Credit Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 12 and such waivers, Agent and Lenders would decline to enter into this Agreement.

                  12.3 Benefit of Guaranty. Each Borrower agrees that the provisions of this Section 12 are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

                  12.4 Subordination of Subrogation, Etc. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 12.7, each Borrower hereby expressly and irrevocably subordinates to payment of the Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Borrower acknowledges and agrees that this subordination is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Section 12, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 12.4.

                  12.5 Election of Remedies. If Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 12. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Agent or such Lender. Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 12, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

                  12.6 Limitation. Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this Section 12 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under Section 1) shall be limited to an amount not to exceed as of any date of determination the greater of:

                  (a) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

                  (b) the amount that could be claimed by Agent and Lenders from such Borrower under this Section 12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 12.7.

                  12.7     Contribution with Respect to Guaranty Obligations.

                  (a) To the extent that any Borrower shall make a payment under this Section 12 of all or any of the Obligations (other than Loans made to that Borrower for which it is primarily liable) (a "Guarantor Payment") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Revolving Loan Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                  (b) As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this Section 12 without rendering such claim voidable or avoidable under

Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (c) This Section 12.7 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 12.7 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 12.1. Nothing contained in this Section 12.7 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

                  (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

                  (e) The rights of the indemnifying Borrowers against other Credit Parties under this Section 12.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Revolving Loan Commitments.

                  12.8 Liability Cumulative. The liability of Borrowers under this Section 12 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                     BRIGHTPOINT NORTH AMERICA L.P.

                                        BY: BRIGHTPOINT NORTH
                                            AMERICA, INC., its general partner

                                     By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                     Name: Steven E. Fivel
                                     Title: Executive Vice President & Secretary

                                     WIRELESS FULFILLMENT SERVICES LLC

                                        BY: BRIGHTPOINT, INC., its manager

                                     By: /s/ Steven E. Fivel
                                        ---------------------------------------
                                     Name: Steven E. Fivel
                                     Title: Executive Vice President, General
                                            Counsel & Secretary

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Agent and Lender

                                     By: /s/ Mark E. Blankstein
                                        ----------------------------------------
                                     Duly Authorized Signatory

                                     LASALLE BUSINESS CREDIT, LLC,
                                     as Lender

                                     By: /s/ Cindy Jamniziak
                                        ----------------------------------------
                                     Name: Cindy Jamniziak
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                                     NATIONAL CITY BANK OF INDIANA, as

                                     Lender

                                     By:  /s/ David G. McNeely
                                         ---------------------------------------
                                     Name: David G. McNeely
                                          --------------------------------------
                                     Title: Assistant Vice President
                                          --------------------------------------

                                     CONGRESS FINANCIAL CORPORATION
                                     (CENTRAL), as Lender

                                     By: /s/ Anthony Vizgirda
                                        ----------------------------------------
                                     Name: Anthony Vizgirda
                                          --------------------------------------
                                     Title: First Vice President
                                          --------------------------------------

                  The following Persons are signatories to this Agreement in their capacity as Credit Parties or Loan Parties and not as Borrowers.

                                   BRIGHTPOINT, INC.

                                   By:  /s/ Steven E. Fivel
                                       ---------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President, General
                                          Counsel & Secretary

                                   BRIGHTPOINT NORTH AMERICA, INC.

                                   By:  /s/ Steven E. Fivel
                                       ---------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary

                                   WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

                                   By:  /s/ Steven E. Fivel
                                       ---------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary

                                   BRIGHTPOINT INTERNATIONAL LTD.

                                   By:  /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary

                                   BRIGHTPOINT ACTIVATION SERVICES LLC

                                   By:  BRIGHTPOINT NORTH AMERICA, L.P.,
                                         its sole member and sole manager

                                   By:  Brightpoint North America, Inc.,
                                         its general partner

                                   By:  /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary

                               ANNEX A (RECITALS)
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

                  Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

                  "Account Debtor" means any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

                  "Accounting Changes" has the meaning ascribed thereto in Annex G.

                  ""Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Credit Party's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party), (e) all health care insurance receivables and (f) all collateral security and guaranties of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

                  "Advance" means any Revolving Credit Advance or Swing Line Advance, as the context may require.

                  "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of Borrowers, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of any Borrower. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude Agent and each Lender.

                  "Agent" means GE Capital in its capacity as Agent for Lenders or its successor appointed pursuant to Section 9.7.

                  "Aggregate Borrowing Base" means as of any date of determination, an amount equal to (i) the sum of the Brightpoint Borrowing Base and the Wireless Borrowing Base; less (ii) any Reserves except to the extent already deducted therefrom.

                  "Agreement" means the Credit Agreement by and among Borrowers, the other Credit Parties party thereto, GE Capital, as Agent and Lender and the other Lenders from time to time party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Appendices" has the meaning ascribed to it in the recitals to the Agreement.

                  "Applicable Index Margin" means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a).

                  "Applicable L/C Margin" means the per annum fee, from time to time in effect, payable with respect to outstanding Letter of Credit Obligations as determined by reference to Section 1.5(a).

                  "Applicable LIBOR Margin" means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a).

                  "Applicable Margins" means collectively the Applicable L/C Margin, the Applicable Unused Line Fee Margin, the Applicable Index Margin and the Applicable LIBOR Margin.

                  "Applicable Unused Line Fee Margin" means the per annum fee, from time to time in effect, payable in respect of Borrowers' non-use of committed funds pursuant to Section 1.9(b), which fee is determined by reference to Section 1.5(a).

                  "A Rated Bank" has the meaning ascribed to it in Section 6.2.

                  "Assignment Agreement" has the meaning ascribed to it in
Section 9.1(a).

                  "Average 30-Day Borrowing Availability" means as of any date of determination, for either Borrower or both Borrowers, as applicable, the arithmetic average of the Borrowing Availability during the thirty (30) days then ended.

                  "Average 60-Day Borrowing Availability" means as of any date of determination, for either Borrower or both Borrowers, as applicable, the arithmetic average of the Borrowing Availability during the sixty (60) days then ended.

                  "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq.

                  "BAS" means Brightpoint Activation Services LLC, an Indiana limited liability company.

                  "Blocked Accounts" has the meaning ascribed to it in Annex C.

                  "Borrower Representative" means Brightpoint in its capacity as Borrower Representative pursuant to the provisions of Section 1.1(c).

                  "Borrower Security Agreement" means that certain security agreement dated as of the Closing Date by and among Agent, on behalf of itself and Lenders, and Borrowers

                  "Borrowers" and "Borrower" have the respective meanings ascribed thereto in the preamble to the Agreement.

                  "Borrowing Availability" means as of any date of determination
(a) as to all Borrowers, the lesser of (i) the Maximum Amount and (ii) the Aggregate Borrowing Base, in each case, less the sum of the aggregate Revolving Loan and Swing Line Loan then outstanding, or (b) as to an individual Borrower, the lesser of (i) the Maximum Amount less the sum of the Revolving Loan and Swing Line Loan outstanding to all other Borrowers and (ii) that Borrower's separate Borrowing Base, less the sum of the Revolving Loan and Swing Line Loan outstanding to that Borrower; provided that an Overadvance in accordance with
Section 1.1(a)(iii) may cause the Revolving Loan and the Swing Line Loan to exceed the Aggregate Borrowing Base or a Borrower's separate Borrowing Base by the amount of such permitted Overadvance.

                  "Borrowing Base" means as the context may require, the Brightpoint Borrowing Base, the Wireless Borrowing Base or any such Borrowing Base.

                  "Borrowing Base Certificate" means a certificate to be executed and delivered from time to time by each Borrower in the form attached to the Agreement as Exhibit 4.1(b).

                  "BPI" means Brightpoint, Inc., a Delaware corporation.

                  "BPI Allocated Expenses" means with respect to any Borrower for any fiscal period, those expenses accrued by BPI and allocated to such Borrower for the purpose of being expensed and paid by such Borrower, which allocation shall be determined in good faith by such Borrower by dividing such Borrower's revenue by total revenue of BPI and its consolidated Subsidiaries and multiplying by the amount of expenses incurred by BPI.

                  "BPI Intercompany Loans" has the meaning set forth in Section 6.14(g).

                  "BPI Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by BPI in favor of Agent, or behalf of itself and Lenders, pledging the Stock of each of Brightpoint, Brightpoint Holdings and Wireless Holdings.

                  "BPI Unallocated Expense Balance" means at any time, the aggregate payments made after the Closing Date by Borrowers to BPI and payments made by Borrowers to third parties on behalf of BPI other than those payments made in respect to (i) BPI Allocated Expenses, (ii) BPI Intercompany Loans, and
(iii) dividends and distributions to pay taxes, less any cash payments made after the Closing Date by BPI to Borrowers in order to reimburse Borrowers for payments made by Borrowers with respect to such payment.

                  "Brightpoint" means Brightpoint North America L.P., a Delaware limited partnership.

                  "Brightpoint Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

                  (a) up to 85% of the book value of Brightpoint's Eligible Accounts; and

                  (b) the lesser of (i) up to 60% of the book value of Brightpoint's Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market, (ii) if applicable, up to 85% of the Net Recovery Liquidation Value of Brightpoint's Eligible Inventory, (iii) the amount determined pursuant to clause (a) above and (iv) $30,000,000;

in each case, less any Reserves established by Agent at such time, Reserves for duties, customs brokers, freight, taxes, insurance and other Charges and expenses pertaining to such Inventory.

                  "Brightpoint Holdings" means Brightpoint North America, Inc., an Indiana corporation.

                  "Brightpoint Holdings Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by Brightpoint Holdings in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries and all Intercompany Notes owing to or held by it.

                  "Brightpoint International" means Brightpoint International Ltd., a Delaware corporation.

                  "Brightpoint International Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by Brightpoint International in favor of Agent, on behalf of itself and Lenders, pledging all Stock of Wireless and all Intercompany Notes owing to or held by it.

                  "Brightpoint Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by Brightpoint in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries, if any, and all Intercompany Notes owing to or held by it.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of Illinois or New York and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

                  "Capital Expenditures" means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP.

                  "Capital Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                  "Capital Lease Obligation" means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

                  "Cash Collateral Account" has the meaning ascribed to it Annex B.

                  "Cash Equivalents" has the meaning ascribed to it in Annex B.

                  "Cash Management Systems" has the meaning ascribed to it in
Section 1.8.

                  "Change of Control" means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934,) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934,) of 20% or more of the issued and outstanding shares of capital Stock of BPI having the right to vote for the election of directors of BPI under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of BPI (together with any new directors whose election by the board of directors of BPI or whose nomination for election by the Stockholders of BPI was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) BPI ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding capital Stock of each Borrower; (d) BPI ceases to directly own and control all of the economic and voting rights associated with all of the outstanding Stock of Brightpoint Holdings, Wireless Holdings and Brightpoint International; (e) BPI and Brightpoint Holdings cease to directly own and control all of the economic and voting rights associated with all of the outstanding Stock of each Brightpoint; (f) Brightpoint International and Wireless Holdings cease to directly own and control all of the economic and voting rights associated with all of the outstanding Stock of Wireless; or (g) Brightpoint ceases to directly own and control all of the economic and voting rights associated with all of the outstanding Stock of BAS.

                  "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

                  "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party, wherever located.

                  "Closing Date" means October 31, 2001.

                  "Closing Checklist" means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex D.

                  "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Illinois; provided, that to the extent that the Code is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent's or any Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

                  "Collateral" means the property covered by the Security Agreements, the Mortgages and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations.

                  "Collateral Documents" means the Security Agreements, the Pledge Agreements, the Guaranties, the Mortgages, the Patent Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

                  "Collateral Reports" means the reports with respect to the Collateral referred to in Annex F.

                  "Collection Account" means that certain account of Agent, account number 502-328-54 in the name of Agent at DeutscheBank Trust Company Americas in New York, New York ABA No. 021 001 033, or such other account as may be specified in writing by Agent as the "Collection Account.".

                  "Commitment Termination Date" means the earliest of (a) March 18, 2007, (b) the date of termination of Lenders' obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Revolving Loan Commitments to zero dollars ($0).

                  "Compliance Certificate" has the meaning ascribed to it in Annex E.

                  "Concentration Accounts" has the meaning ascribed to it in Annex C.

                  "Contracts" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                  "Control Letter" means a letter agreement between Agent and
(i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Credit Party, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Credit Party, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by any Credit Party, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Credit Party.

                  "Copyright License" means any and all rights now owned or hereafter acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

                  "Copyright Security Agreements" means the Copyright Security Agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party.

                  "Copyrights" means all of the following now owned or hereafter adopted or acquired by any Credit Party: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

                  "Credit Parties" means each Holding Company, each Borrower and each of Borrowers' Subsidiaries including, without limitation, BAS.

                  "Default" means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

                  "Default Rate" has the meaning ascribed to it in Section
1.5(d).

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Credit Party.

                  "Disbursement Accounts" has the meaning ascribed to it in Annex C.

                  "Disclosure Schedules" means the Schedules prepared by Borrowers and denominated as Disclosure Schedules (1.4) through (6.7) in the Index to the Agreement.

                  "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

                  "Dollars" or "$" means lawful currency of the United States of America.

                  "EBITDA" means, with respect to any Person for any fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (v) any non-cash income allocated to such Person from BPI, and (vi) any other non-cash gains that have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period to the extent agreed to by Agent, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period, and (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a

Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, and (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary.

                  "Eligible Accounts" has the meaning ascribed to it in Section 1.6.

                  "Eligible Inventory" has the meaning ascribed to it in Section 1.7.

                  "Environmental Laws" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Sections 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. Sections 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Sections 2601 et seq.); the Clean Air Act (42 U.S.C. Sections 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. Sections 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

                  "Environmental Liabilities" means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

                  "Environmental Permits" means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

                  "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

                  "ERISA Affiliate" means, with respect to any Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b),
(c), (m) or (o) of the IRC.

                  "ERISA Event" means, with respect to any Credit Party or any ERISA Affiliate, (a) with respect to a Title IV Plan, any event described in
Section 4043(c) of ERISA for which notice to the PBGC has not been waived; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan in a distress termination described in Section 4041(c) of ERISA or the treatment of a plan amendment as a termination under Section 4041 of ERISA;
(e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) with respect to a Title IV Plan, the existence of an "accumulated funding deficiency" (as defined in Section 412 of the IRC or Section 302 of ERISA) whether or not waived, or the failure to make by its due date a required installment under Section 412(m) of the Code or the failure to make any required contribution to a Multiemployer Plan; (g) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to a Title IV Plan; (h) the making of any amendment to any Title IV Plan which could result in the imposition of a lien or the posting of a bond or other security; (i) with respect to a Title IV Plan an event described in Section 4062(e) of ERISA; (j) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under
Section 4069 or 4212(c) of ERISA; (k) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; (l) the loss of a Qualified Plan's qualification or tax exempt status; or (m) the termination of a Plan described in Section 4064 of ERISA.

                  "Event of Default" has the meaning ascribed to it in Section 8.1.

                  "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C. Section 201 et seq.

                  "FCC" means the Federal Communications Commission (or any successor agency, commission, bureau, department or other political subdivision of the United States of America.

                  "Federal Funds Rate" means, for any day, a floating rate equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

                  "Fees" means any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

                  "Financial Covenants" means the financial covenants set forth in Annex G.

                  "Financial Statements" means the consolidated and consolidating income statements, statements of cash flows and balance sheets of Borrowers delivered in accordance with Section 3.4 and Annex E.

                  "Fiscal Month" means any of the monthly accounting periods of Borrowers.

                  "Fiscal Quarter" means any of the quarterly accounting periods of Borrowers, ending on March 31, June 30, September 30 and December 31 of each year.

                  "Fiscal Year" means any of the annual accounting periods of Borrowers ending on December 31 of each year.

                  "Fixed Charges" means, with respect to any Person for any fiscal period, (a) the aggregate of all Interest Expense paid or accrued during such period, plus (b) scheduled payments of principal with respect to Indebtedness during such period, plus (c) Capital Expenditures.

                  "Fixed Charge Coverage Ratio" means, with respect to any Person for any fiscal period, the ratio of Free Cash Flow to Fixed Charges.

                  "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

                  "Free Cash Flow" means, with respect to any Person for any fiscal period, the aggregate of EBITDA minus taxes accrued or paid during such period minus the increase in BPI Unallocated Expense Balance during such period.

                  "Funded Debt" means, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrowers, the Obligations and, without duplication, Guaranteed Indebtedness consisting of guaranties of Funded Debt of other Persons.

                  "GAAP" means generally accepted accounting principles in the United States of America consistently applied, as such term is further defined in Annex G to the Agreement.

                  "GE Capital" means General Electric Capital Corporation, a Delaware corporation.

                  "GE Capital Fee Letter" means that certain letter, dated as of March 18, 2004, between GE Capital and Borrowers with respect to certain Fees to be paid from time to time by Borrowers to GE Capital.

                  "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including all right, title and interest that such Credit Party may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.

                  "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included in "goods" as defined in the Code.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Indebtedness" means as to any Person, any obligation of such Person guaranteeing, providing comfort or otherwise supporting any Indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) protect the beneficiary of such arrangement from loss (other than product warranties given in the ordinary course of business) or (e) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness, or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

                  "Guaranties" means, collectively, the Holding Company Guaranty, the Subsidiary Guaranty, and any other guaranty executed by any Guarantor in favor of Agent and Lenders in respect of the Obligations.

                  "Guarantors" means each Holding Company and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents including, without limitation, BAS.

                  "Hazardous Material" means any substance, material or waste that is regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

                  "Hedging Obligations" means up to $25,000,000 in notional amount of obligations owed to Agent or any Lender under swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

                  "Holding Company" and "Holding Companies" have the respective meanings ascribed thereto in the preamble to the Agreement.

                  "Holding Company Guaranty" means that certain guaranty dated as of the Closing Date by the Holding Companies of Borrower in favor of Agent, on behalf of itself and Lenders.

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

                  "Indemnified Liabilities" has the meaning ascribed to it in
Section 1.13.

                  "Indemnified Person" has the meaning ascribed to in Section 1.13.

                  "Index Rate" means, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "prime rate" (or, if The Wall Street Journal ceases quoting a "prime rate", the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(ii) the Federal Funds Rate plus 50 basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

                  "Index Rate Loan" means a Loan or portion thereof bearing interest by reference to the Index Rate.

                  "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

                  "Intercompany Notes" means demand notes to evidence any intercompany Indebtedness owing at any time by any Credit Party to another Credit Party, which Intercompany Notes shall be in form and substance satisfactory to Agent.

                  "Interest Expense" means, with respect to any Person for any fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, interest expense with respect to any Funded Debt of such Person and interest expense for the relevant period that has been capitalized on the balance sheet of such Person.

                  "Interest Payment Date" means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding, and (b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided that, in addition to the foregoing, each of (x) the date upon which all of the Revolving Loan Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest that has then accrued under the Agreement.

                  "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such

Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies and embedded software.

                  "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by any Credit Party, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of any Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Credit Party;
(iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

                  "IRC" means the Internal Revenue Code of 1986 and all regulations promulgated thereunder.

                  "IRS" means the Internal Revenue Service.

                  "L/C Issuer" has the meaning ascribed to it in Annex B. "L/C Sublimit" has the meaning ascribed to it in Annex B.

                  "Lease Expenses" means, with respect to any Person for any fiscal period, the aggregate rental obligations of such Person determined in accordance with GAAP which are payable in respect of such period under leases of real or personal property (net of income from subleases thereof, but including taxes, insurance, maintenance and similar expenses that the lessee is obligated to pay under the terms of such leases), whether or not such obligations are reflected as liabilities or commitments on a consolidated balance sheet of such Person or in the notes thereto, excluding, however, any such obligations under Capital Leases.

                  "Lenders" means GE Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender.

                  "Letter of Credit Fee" has the meaning ascribed to it in Annex B.

                  "Letter of Credit Obligations" means all outstanding obligations incurred by Agent and Lenders at the request of Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by Agent or another L/C Issuer or the purchase of a participation as set forth in Annex B with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable at such time or at any time thereafter by Agent or Lenders thereupon or pursuant thereto.

                  "Letters of Credit" means documentary or standby letters of credit issued for the account of any Borrower by any L/C Issuer, and bankers' acceptances issued by any Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations.

                  "LIBOR Business Day" means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

                  "LIBOR Loan" means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

                  "LIBOR Period" means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower Representative pursuant to the Agreement and ending one, two or three months thereafter, as selected by Borrower Representative's irrevocable notice to Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to LIBOR Periods is subject to the following:

                  (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

                  (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

                  (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

                  (d) Borrower Representative shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

                  (e) Borrower Representative shall select LIBOR Periods so that there shall be no more than 5 separate LIBOR Loans in existence at any one time.

                  "LIBOR Rate" means for each LIBOR Period, a rate of interest determined by Agent equal to:

                  (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

                  (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board that are required to be maintained by a member bank of the Federal Reserve System.

                  If such interest rates shall cease to be available from Telerate News Service (or its successor satisfactory to Agent), the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower Representative.

                  "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

                  "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

                  "Litigation" has the meaning ascribed to it in Section 3.13.

                  "Loan Account" has the meaning ascribed to it in Section 1.12.

                  "Loan Documents" means the Agreement, the Notes, the Collateral Documents, the Master Standby Agreement, the Master Documentary Agreement, and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

                  "Loan Parties" means the Credit Parties other than BPI or Brightpoint International.

                  "Loans" means the Revolving Loan and the Swing Line Loan.

                  "Lock Boxes" has the meaning ascribed to it in Annex C.

                  "Margin Stock" has the meaning ascribed to in Section 3.10.

                  "Major Agreements" means any agreement or contract between any Loan Party and any Person that provides for the distribution by the Loan Parties of wireless communications handsets if, during the 180 calendar days immediately preceding the Restatement Date not less than fifty percent (50%) of all wireless communications handsets distributed by the Loan Parties were manufactured or supplied to the Loan Parties by such Person.

                  "Master Documentary Agreement" means the Master Agreement for Documentary Letters of Credit dated as of the Closing Date among Borrowers, as Applicants, and GE Capital.

                  "Master Standby Agreement" means the Master Agreement for Standby Letters of Credit dated as of the Closing Date among Borrowers, as Applicants, and GE Capital, as issuer.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations, prospects or financial or other condition of any Credit Party, (b) any Borrower's or Credit Party's ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, (c) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of such Liens, or (d) Agent's or any Lender's rights and remedies under the Agreement and the other Loan Documents. Any event or occurrence adverse to one or more Credit Parties which results or could reasonably be expected to result in costs and/or liabilities or loss of revenues, individually or in the aggregate, to any Credit Party in any 30-day period in excess of the lesser of $10,000,000 and 20% of Borrowing Availability as of any date of determination shall constitute a Material Adverse Effect.

                  "Maximum Amount" means, as of any date of determination, an amount equal to the Revolving Loan Commitment of all Lenders as of that date.

                  "Mortgaged Properties" has the meaning assigned to it in
Section 5.11.

                  "Mortgages" means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Credit Party to Agent on behalf of itself and Lenders with respect to the Mortgaged Properties, all in form and substance reasonably satisfactory to Agent.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Sections 3(37) or 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                  "Net Recovery Liquidation Value" means, at any time, with respect to any Inventory, the net liquidation value expressed as a percentage of such Inventory as then most recently determined, based on (i) an inventory appraisal performed by an independent inventory appraisal firm satisfactory to the Agent and (ii) field examinations by the Agent.

                  "Net Worth" means, with respect to any Person as of any date of determination, the book value of the assets of such Person, minus the sum of
(a) reserves applicable thereto, and (b) all of such Person's liabilities on a consolidated basis (including accrued and deferred income taxes), all as determined in accordance with GAAP.

                  "Non-Funding Lender" has the meaning ascribed to it in Section 9.9(a)(ii).

                  "Notes" means, collectively, the Revolving Notes and the Swing Line Notes.

                  "Notice of Conversion/Continuation" has the meaning ascribed to it in Section 1.5(e).

                  "Notice of Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

                  "Obligations" means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents. This term also includes the Hedging Obligations.

                  "Overadvance" has the meaning ascribed to it in Section 1.1(a)(iii).

                  "Patent License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

                  "Patent Security Agreements" means the Patent Security Agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party.

                  "Patents" means all of the following in which any Credit Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "Pension Plan" means a Plan described in Section 3(2) of ERISA.

                  "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable or which are being contested in accordance with Section 5.2(b); (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (d) inchoate and unperfected workers', mechanics' or similar liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (e) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (g) any attachment or judgment lien not constituting an Event of Default under Section 8.1(j); (h) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (i) presently existing or hereafter created Liens in favor of Agent, on behalf of Lenders; and (j) Liens expressly permitted under clauses (b) and (c) of Section 6.7 of the Agreement.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Plan" means, at any time, an "employee benefit plan", as defined in Section 3(3) of ERISA, that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past three (3) years on behalf of participants who are or were employed by any Credit Party or ERISA Affiliate.

                  "Pledge Agreements" means, collectively, the BPI Pledge Agreement, the Brightpoint Holdings Pledge Agreement, the Wireless Holdings Pledge Agreement, the Brightpoint International Pledge Agreement, the Brightpoint Pledge Agreement, the Wireless Pledge Agreement and any pledge agreements entered into after the Restatement Date by any Credit Party (as required by the Agreement or any other Loan Document).

                  "Prior Credit Agreement" has the meaning ascribed to it in the Recitals hereto.

                  "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Credit Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Credit Party against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Credit Party against third parties with respect to any litigation or dispute concerning any of the Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                  "Projections" means Borrowers' forecasted consolidated and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a Subsidiary by Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical Financial Statements of the Borrowers, together with appropriate supporting details and a statement of underlying assumptions.

                  "Pro Rata Share" means with respect to all matters relating to any Lender, (a) the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, and (b) on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Loans held by that Lender, by (ii) the outstanding principal balance of the Loans held by all Lenders.

                  "Qualified Assignee" means (a) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody's at the date that it becomes a Lender and which, through its applicable lending office, is capable of lending to Borrowers without the imposition of any withholding or similar taxes; provided that no Person determined by Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and no Person or Affiliate of such Person (other than a Person that is already a Lender) holding Subordinated Debt or Stock issued by any Credit Party shall be a Qualified Assignee.

                  "Qualified Plan" means a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

                  "Real Estate" has the meaning ascribed to it in Section 3.6.

                  "Refunded Swing Line Loan" has the meaning ascribed to it in
Section 1.1(c)(iii).

                  "Release" means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

                  "Requisite Lenders" means Lenders having (a) at least 66 2/3% of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, at least 66 2/3% of the aggregate outstanding amount of all Loans.

                  "Reserves" means (a) reserves established by Agent from time to time against Eligible Inventory pursuant to Section 5.9, (b) reserves established pursuant to Section 5.4(c), and (c) such other reserves against Eligible Accounts, Eligible Inventory or Borrowing Availability of any Borrower that Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

                  "Restricted Payment" means, with respect to any Credit Party
(a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Credit Party's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Credit Party now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Credit Party's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Credit Party other than payment of compensation in the ordinary course of business to Stockholders who are employees of such

Person; and (g) any payment of management fees (or other fees of a similar nature) by such Credit Party to any Stockholder of such Credit Party or its Affiliates.

                  "Retiree Welfare Plan" means, at any time, a welfare plan (within the meaning of Section 3(1) of ERISA) that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC or other similar state law and at the sole expense of the participant or the beneficiary of the participant.

                  "Revolving Credit Advance" has the meaning ascribed to it in
Section 1.1(a)(i).

                  "Revolving Loan" means, at any time, the sum of (i) the aggregate amount of Revolving Credit Advances outstanding to Borrowers plus (ii) the aggregate Letter of Credit Obligations incurred on behalf of Borrowers. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of Letter of Credit Obligations.

                  "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Seventy Million Dollars ($70,000,000) on the Restatement Date, and as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                  "Revolving Note" has the meaning ascribed to it in Section 1.1(a)(ii).

                  "Security Agreements" means (i) the Borrower Security Agreement and (ii) the Subsidiary Security Agreement.

                  "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

                  "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

                  "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

                  "Subsidiary" means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.

                  "Subsidiary Guaranty" means that certain guaranty dated as of July 7, 2003 by BAS in favor of Agent, on behalf of itself and Lenders.

                  "Subsidiary Security Agreement" means that certain security agreement dated as of July 7, 2003 entered into by and among Agent, on behalf of itself and Lenders, and each Subsidiary that is a signatory thereto including, without limitation, BAS.

                  "Supermajority Lenders" means Lenders having (a) 85% or more of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, 85% or more of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan) and Letter of Credit Obligations.

                  "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

                  "Swing Line Advance" has the meaning ascribed to it in Section 1.1(b)(i).

                  "Swing Line Availability" has the meaning ascribed to it in
Section 1.1(b)(i).

                  "Swing Line Commitment" means, as to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Advances as set forth on Annex J to the Agreement, which commitment constitutes a subfacility of the Revolving Loan Commitment of the Swing Line Lender.

                  "Swing Line Lender" means GE Capital.

                  "Swing Line Loan" means, as the context may require, at any time, the aggregate amount of Swing Line Advances outstanding to any Borrower or to all Borrowers.

                  "Swing Line Note" has the meaning ascribed to it in Section 1.1(b)(ii).

                  "Tangible Net Worth" means, with respect to any Person at any date, the Net Worth of such Person at such date; excluding, however, from the determination of the total assets at such date, (a) all goodwill, capitalized organizational expenses, capitalized research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other intangible items, (b) treasury Stock, and (c) any write-up in the book value of any asset resulting from a revaluation thereof.

                  "Taxes" means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Agent or a Lender by the jurisdictions under the laws of which Agent and Lenders are organized or conduct business or any political subdivision thereof.

                  "Termination Date" means the date on which (a) the Loans have been indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged (c) all Letter of Credit Obligations have been cash collateralized, canceled or backed by standby letters of credit in accordance with Annex B, and (d) none of Borrowers shall have any further right to borrow any monies under the Agreement.

                  "Title IV Plan" means a Pension Plan (other than a Multiemployer Plan), that is subject to Title IV of ERISA or Section 412 of the IRC, and that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                  "Trademark License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Trademark.

                  "Trademark Security Agreements" means the Trademark Security Agreements made in favor of Agent, on behalf of Lenders, by each applicable Credit Party.

                  "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by any Credit Party: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

                  "Unfunded Pension Liability" means, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Credit Party or any ERISA Affiliate as a result of such transaction.

                  "Wireless" means Wireless Fulfillment Services LLC, a California limited liability company.

                  "Wireless Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

                  (a) up to 85% of the book value of Wireless' Eligible Accounts; and

                  (b) the lesser of (i) up to 60% of the book value of Wireless' Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; (ii) if applicable, up to 85% of the Net Recovery Liquidation Value of Wireless' Eligible Inventory and (iii) the amount determined pursuant to clause (a) above, and (iv) $30,000,000, less the amount determined within subsection (b) of the definition of "Brightpoint Borrowing Base".

in each case, less any Reserves established by Agent at such time.

                  "Wireless Holdings" means Wireless Fulfillment Services Holdings, Inc., a Delaware corporation.

                  "Wireless Holdings Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by Wireless Holdings in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries and all Intercompany Notes owing to or held by it.

                  "Wireless Pledge Agreement" means the Pledge Agreement dated as of the Closing Date executed by Wireless in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries, if any, and all Intercompany Notes owing to or held by it.

                  Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth in Annex G. All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Illinois to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

                  Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                              ANNEX B (SECTION 1.2)

                                       TO

                                CREDIT AGREEMENT

                                LETTERS OF CREDIT

                  (a) Issuance. Subject to the terms and conditions of the Agreement, Agent and Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower Representative on behalf of the applicable Borrower and for such Borrower's account, Letter of Credit Obligations by causing Letters of Credit to be issued by GE Capital or a Subsidiary thereof or a bank or other legally authorized Person selected by or acceptable to Agent in its sole discretion (each, an "L/C Issuer") for such Borrower's account and guaranteed by Agent; provided, that if the L/C Issuer is a Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) Twenty Five Million Dollars ($25,000,000) (the "L/C Sublimit") and (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan, and (iii) the Aggregate Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan. Furthermore, the aggregate amount of any Letter of Credit Obligations incurred on behalf of any Borrower shall not at any time exceed such Borrower's separate Borrowing Base less the aggregate principal balance of the Revolving Credit Advances and the Swing Line Loan to such Borrower. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by the Agent, in its sole discretion (including with respect to customary evergreen provisions), and neither Agent nor Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date that is later than the Commitment Termination Date.

                  (b) (i) Advances Automatic; Participations. In the event that Agent or any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance to the applicable Borrower under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding any Borrower's failure to satisfy the conditions precedent set forth in Section 2, and each Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to Agent for Agent's own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender's Pro Rata Share of any such payment.

                           (ii)     If it shall be illegal or unlawful for any
Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Sections 8.1(h) or (i) or otherwise or if it shall be illegal or unlawful for any Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Lender, then (A) immediately and without further action whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

                  (c)      Cash Collateral.

                           (i)      If Borrowers are required to provide cash
collateral for any Letter of Credit Obligations pursuant to the Agreement prior to the Commitment Termination Date, each Borrower will pay to Agent for the ratable benefit of itself and Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to 105% or of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of such Borrower. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Each Borrower hereby pledges and grants to Agent, on behalf of itself and Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a security agreement under applicable law.

                           (ii)     If any Letter of Credit Obligations, whether
or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in an amount equal to 105% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Agent in its sole discretion.

                           (iii)    From time to time after funds are deposited
in the Cash Collateral Account by any Borrower, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Agent may elect, as shall be or shall become due and payable by such Borrower to Agent and Lenders with respect to such Letter of Credit Obligations of such Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of such Borrower, to any other Obligations of any Borrower then due and payable.

                           (iv)     No Borrower nor any Person claiming on
behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law. Interest earned on deposits in the Cash Collateral Account shall be for the account of Agent.

                  (d) Fees and Expenses. Borrowers agree to pay to Agent for the benefit of Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month and on the Commitment Termination Date. In addition, Borrowers shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

                  (e) Request for Incurrence of Letter of Credit Obligations. Borrower Representative shall give Agent at least two (2) Business Days' prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) and a completed Application for Standby Letter of Credit or Application and Agreement for Documentary Letter of Credit or Application for Documentary Letter of Credit (as applicable) in the form of Exhibit B-1, B-2 or B-3 attached hereto. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower Representative and approvals by Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower Representative, Agent and the L/C Issuer.

                  (f) Obligation Absolute. The obligation of Borrowers to reimburse Agent and Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrowers and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

                           (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

                           (ii) the existence of any claim, setoff, defense or other right that any Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

                           (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

                           (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

                           (vi) the fact that a Default or an Event of Default has occurred and is continuing.

                  (g)      Indemnification; Nature of Lenders' Duties.

                           (i) In addition to amounts payable as elsewhere provided in the Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) that Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

                           (ii) As between Agent and any Lender and Borrowers,
Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries, of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason;
(C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the Agreement.

                           (iii) Nothing contained herein shall be deemed to
limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and such L/C Issuer, including an Application and Agreement For Documentary Letter of Credit, a Master Documentary Agreement and a Master Standby Agreement entered into with Agent.

                              ANNEX C (SECTION 1.8)

                                       TO

                                CREDIT AGREEMENT

                             CASH MANAGEMENT SYSTEM

                  Each Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

                  (a) On or before the Restatement Date and until the Termination Date, each Borrower shall (i) establish lock boxes ("Lock Boxes") or at Agent's discretion, blocked accounts ("Blocked Accounts") at one or more of the banks set forth in Disclosure Schedule (3.19), and shall request in writing and otherwise take such reasonable steps to ensure that all Account Debtors forward payment directly to such Lock Boxes, and (ii) deposit and cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a Lock Box) into one or more Blocked Accounts in such Borrower's name or any such Subsidiary's name and at a bank identified in Disclosure Schedule (3.19) (each, a "Relationship Bank"). On or before the Restatement Date, each Borrower shall have established a concentration account in its name (each a "Concentration Account" and collectively, the "Concentration Accounts") at the bank or banks that shall be designated as the Concentration Account bank for each such Borrower in Disclosure Schedule (3.19) (each a "Concentration Account Bank" and collectively, the "Concentration Account Banks"), which banks shall be reasonably satisfactory to Agent.

                  (b) Each Borrower may maintain, in its name, an account (each a "Disbursement Account" and collectively, the "Disbursement Accounts") at a bank reasonably acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Revolving Credit Advances and Swing Line Advances made to such Borrower pursuant to Section 1.1 for use by such Borrower solely in accordance with the provisions of Section 1.4.

                  (c) On or before the Restatement Date (or such later date as Agent shall consent to in writing), each Concentration Account Bank, each bank where a Disbursement Account is maintained and all other Relationship Banks, shall have entered into tri-party blocked account agreements with Agent, for the benefit of itself and Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably acceptable to Agent, which shall become operative on or prior to the Restatement Date. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the applicable Concentration Account are held by such bank as agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) from and after the Restatement Date (A) with respect to banks at which a Blocked Account is maintained, such bank agrees to forward immediately all amounts in each Blocked Account to such Borrower's Concentration Account Bank and to continue the process of daily sweeps from such Blocked Account into the applicable Concentration Account and (B) with respect to each Concentration Account Bank, such bank agrees to immediately forward all amounts received in the applicable Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account. No Borrower shall, or shall cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.

                  (d) So long as no Default or Event of Default has occurred and is continuing, Borrowers may amend Disclosure Schedule (3.19) to add or replace a Relationship Bank, Lock Box or Blocked Account or to replace any Concentration Account or any Disbursement Account; provided, that (i) Agent shall have consented in writing in advance to the opening of such account or Lock Box with the relevant bank and (ii) prior to the time of the opening of such account or Lock Box, the applicable Borrower or its Subsidiaries, as applicable, and such bank shall have executed and delivered to Agent a tri-party blocked account agreement, in form and substance reasonably satisfactory to Agent. Borrowers shall close any of their accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days following notice from Agent that the creditworthiness of any bank holding an account is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within sixty (60) days following notice from Agent that the operating performance, funds transfer or availability procedures or performance with respect to accounts or Lock Boxes of the bank holding such accounts or Agent's liability under any tri-party blocked account agreement with such bank is no longer acceptable in Agent's reasonable judgment.

                  (e) The Lock Boxes, Blocked Accounts, Disbursement Accounts and the Concentration Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which each Borrower and each Subsidiary thereof shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

                  (f) All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.10 and shall be applied (and allocated) by Agent in accordance with Section 1.11. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

                  (g) Each Borrower shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with such Borrower (each a "Related

Person") to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by such Borrower or any such Related Person, and (ii) within one (1) Business Day after receipt by such Borrower or any such Related Person of any checks, cash or other items of payment, deposit the same into a Blocked Account of such Borrower. Each Borrower and each Related Person thereof acknowledges and agrees that all cash, checks or other items of payment constituting proceeds of Collateral are part of the Collateral. All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into the applicable Blocked Accounts.

                            ANNEX D (SECTION 2.1(a))

                                       TO

                                CREDIT AGREEMENT

                                CLOSING CHECKLIST

In addition to, and not in limitation of, the conditions described in Section
2.1 of the Agreement, pursuant to Section 2.1(a), the following items must be received by Agent in form and substance satisfactory to Agent on or prior to the Restatement Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):

                  A. Appendices. All Appendices to the Agreement, in form and substance satisfactory to Agent.

                  B. Revolving Notes and Swing Line Notes. Duly executed originals of the Amended and Restated Revolving Notes and Amended and Restated Swing Line Notes for each applicable Lender, dated the Restatement Date.

                  C. Security Agreement. Duly executed originals of the Security Agreements, and all instruments, documents and agreements executed pursuant thereto.

                  D. Insurance. Satisfactory evidence that the insurance policies required by Section 5.4 are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as requested by Agent, in favor of Agent, on behalf of Lenders.

                  E.       Security Interests and Code Filings.

                           (a)      Evidence satisfactory to Agent that Agent
(for the benefit of itself and Lenders) has a valid and perfected first priority security interest in the Collateral, including (i) such documents duly executed or authorized by each Credit Party (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Agent may request in order to perfect its security interests in the Collateral and (ii) copies of Code search reports listing all effective financing statements that name any Credit Party as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for Permitted Encumbrances.

                           (b)      Evidence satisfactory to Agent, including
copies, of all UCC-1 and other financing statements filed in favor of any Credit Party with respect to each location, if any, at which Inventory may be consigned.

                           (c)      Control Letters from (i) all issuers of
uncertificated securities and financial assets held by each Borrower, (ii) all securities intermediaries with respect to all securities accounts and securities entitlements of each Borrower, and (iii) all futures commission agents and clearing houses with respect to all commodities contracts and commodities accounts held by any Borrower.

                  F. Intellectual Property Security Agreements. Duly executed originals of Trademark Security Agreements, Copyright Security Agreements and Patent Security Agreements, each dated the Closing Date (other than the Amended and Restated Trademark Security Agreement of Brightpoint, which shall be dated as of the Restatement Date) and signed by each Credit Party which owns Trademarks, Copyrights and/or Patents, as applicable, all in form and substance reasonably satisfactory to Agent, together with all instruments, documents and agreements executed pursuant thereto.

                  G. Reaffirmation of Guaranties. Duly executed originals of a reaffirmation of guaranty for each of (i) the Holding Company Guaranty, and
(ii) the Subsidiary Guaranty, each dated as of the Restatement Date.

                  H. Cash Management System; Blocked Account Agreements. Evidence satisfactory to Agent that, as of the Restatement Date, Cash Management Systems complying with Annex C to the Agreement have been established and are currently being maintained in the manner set forth in such Annex C, together with copies of duly executed tri-party blocked account and lock box agreements, reasonably satisfactory to Agent, with the banks as required by Annex C.

                  I. Charter and Good Standing. For each Credit Party, such Person's (a) charter and all amendments thereto, (b) good standing certificates (including verification of tax status) in its state of incorporation and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Restatement Date and certified by the applicable Secretary of State or other authorized Governmental Authority.

                  J. Bylaws and Resolutions. For each Credit Party, (a) such Person's bylaws, together with all amendments thereto and (b) resolutions of such Person's Board of Directors, approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the Restatement Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

                  K. Incumbency Certificates. For each Credit Party, signature and incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the Restatement Date by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

                  L. Opinions of Counsel. Duly executed originals of opinions of Baker & Daniels, counsel for the Credit Parties, together with any local counsel opinions reasonably requested by Agent, each in form and substance reasonably satisfactory to Agent and its counsel, dated the Restatement Date, and each accompanied by a letter addressed to such counsel from the Credit Parties, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion.

                  M. Pledge Agreements. Duly executed originals of each of the Pledge Agreements accompanied by (as applicable) (a) share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and stock powers for such share certificates executed in blank and (b) the original Intercompany Notes and other instruments evidencing Indebtedness being pledged pursuant to such Pledge Agreement, duly endorsed in blank.

                  N. Accountants' Letters. A letter from the Credit Parties to their independent auditors authorizing the independent certified public accountants of the Credit Parties to communicate with Agent in accordance with Section 4.2.

                  O. Appointment of Agent for Service. An appointment of CT Corporation as each Credit Party's agent for service of process.

                  P. Fee Letter. Duly executed originals of the GE Capital Fee Letter.

                  Q. Officer's Certificate. Agent shall have received duly executed originals of a certificate of the Chief Executive Officer and Chief Financial Officer of each Borrower, dated the Restatement Date, stating that, since December 31, 2002 (a) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (b) there has been no material adverse change in the industry in which any Borrower operates; (c) no Litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Agreement and the other Loan Documents; (d) there have been no Restricted Payments made by any Credit Party; and (e) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of any Borrower or any of its Subsidiaries.

                  R. Waivers. Agent, on behalf of Lenders, shall have received landlord waivers and consents, bailee letters and mortgagee agreements in form and substance reasonably satisfactory to Agent, in each case as required pursuant to Section 5.9.

                  S. Appraisals. Agent shall have received appraisals as to all Equipment and as to each of the Mortgaged Properties, each of which shall be in form and substance reasonably satisfactory to Agent.

                  T. Master Standby Agreement. A Master Agreement for Standby Letters of Credit among Borrowers and GE Capital.

                  U. Master Documentary Agreement. A Master Agreement for Documentary Letters of Credit among Borrowers and GE Capital.

                  V. Major Agreements. Certified copies of the Major Agreements, the expiration dates of which shall be satisfactory to Agent.

                  W. Acknowledgements. Acknowledgements of Agent's security interest by Nokia Mobile Phones, Inc. and other vendors as required by Agent.

                  X. No-Offset Letters. No-offset letters executed by such Account Debtors as required by Agent.

                  Y. Other Documents. Such other certificates, documents and agreements respecting any Credit Party as Agent may, in its sole discretion, request.

                            ANNEX E (SECTION 4.1(a))

                                       TO

                                CREDIT AGREEMENT

                FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

                  Borrowers shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

                  (a) Monthly Financials. To Agent and Lenders, within thirty (30) days after the end of each Fiscal Month, financial information regarding Borrowers and their Subsidiaries, certified by the Chief Financial Officer of Borrower Representative, consisting of consolidated and consolidating
(i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments); and
(iii) a summary of the outstanding balance of all Intercompany Notes as of the last day of that Fiscal Month. Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate") showing the calculations used in determining compliance with each Financial Covenant that is tested on a monthly basis, and (B) the certification of the Chief Financial Officer of Borrower Representative that (i) such financial information presents fairly in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments) the financial position and results of operations of Borrowers and their Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

                  (b) Quarterly Financials. To Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, consolidated and consolidating financial information regarding Borrowers and their Subsidiaries and BPI and its Subsidiaries, certified by the Chief Financial Officer of Borrower Representative, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments). Such financial information shall be accompanied by (A) a Compliance Certificate in respect of each of the Financial Covenants that is tested on a quarterly basis and (B) the certification of the Chief Financial Officer of Borrower Representative that (i) such financial information presents fairly in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Borrowers shall deliver to Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, a management discussion and analysis that includes a comparison to budget for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year. Furthermore, Borrowers shall deliver to Agent and Lenders within forty-five (45) days after the end of each Fiscal Quarter, a statement in reasonable detail showing the calculation used in determining compliance with the Tangible Net Worth covenant of BPI and its Subsidiaries as set forth in
Section 8.1(o).

                  (c) Operating Budget. To Agent and Lenders, as soon as available, but not later than thirty (30) days after the end of each Fiscal Year, an annual operating budget for Borrowers, on a consolidated and consolidating basis, approved by the Board of Directors of Borrowers, for the following Fiscal Year, which (i) includes a statement of all of the material assumptions on which such budget is based, (ii) includes monthly balance sheets, income statements and statements of cash flows for the following year and (iii) integrates sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Availability projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including budgeted amounts for personnel, Capital Expenditures and facilities.

                  (d) Annual Audited Financials. To Agent and Lenders, within ninety (90) days after the end of each Fiscal Year, audited Financial Statements for Borrowers and their Subsidiaries on a consolidated and (unaudited) consolidating basis and BPI and its Subsidiaries on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) a letter addressed to Agent, on behalf of itself and Lenders, in form and substance reasonably satisfactory to Agent and subject to standard qualifications required by nationally recognized accounting firms, signed by such accounting firm acknowledging that Agent and Lenders are entitled to rely upon such accounting firm's certification of such audited Financial Statements,
(iv) the annual letters to such
accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (v) the certification of the Chief Executive Officer or Chief Financial Officer of Borrowers that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries on a consolidated and consolidating basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

                  (e) Reports on Internal Control. To Agent and Lenders, within five (5) Business Days after receipt thereof by any Credit Party, copies of all "Reports on Internal Control" received by such Credit Party from its independent certified public accountants.

                  (f) Default Notices. To Agent and Lenders, as soon as practicable, and in any event within five (5) Business Days after an executive officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

                  (g) SEC Filings and Press Releases. To Agent and Lenders, promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Credit Party to the public concerning material changes or developments in the business of any such Person.

                  (h) Equity Notices. To Agent, as soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Stock of such Person.

                  (i) Supplemental Schedules. To Agent, supplemental disclosures, if any, required by Section 5.6.

                  (j) Litigation. To Agent in writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Credit Party that (i) seeks damages in excess of $250,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by any Credit Party, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities or (vi) involves any product recall.

                  (k) Insurance Notices. To Agent, disclosure of losses or casualties required by Section 5.4.

                  (l) Lease Default Notices. To Agent, within two (2) Business Days after receipt thereof, copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located, and (ii) such other notices or documents as Agent may reasonably request.

                  (m) Lease Amendments. To Agent, within two (2) Business Days after receipt thereof, copies of all material amendments to real estate leases.

                  (n) To Agent, promptly on receipt thereof, copies of all notices received with respect to any Major Agreement.

                  (o) Other Documents. To Agent and Lenders, such other financial and other information respecting any Credit Party's business or financial condition as Agent or any Lender shall from time to time reasonably request.

                            ANNEX F (SECTION 4.1(b))

                                       TO

                                CREDIT AGREEMENT

                               COLLATERAL REPORTS

                  Borrowers shall deliver or cause to be delivered the following:

                  (a) To Agent, upon its request, and in any event no less frequently than 11:00 a.m. (Chicago time) on Wednesday of each week, provided that if the Average 30-Day Borrowing Availability exceeds $25,000,000, Agent, in its sole discretion, may request to be delivered on the fifth Business Day of each month (together with a copy of all or any part of the following reports requested by any Lender in writing after the Restatement Date), each of the following reports, each of which shall be prepared by the applicable Borrower as of the last day of the immediately preceding week or month, as applicable:

                           (i) a Borrowing Base Certificate with respect to each Borrower, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                           (ii) with respect to each Borrower, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

                           (iii) with respect to each Borrower, a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

                  (b) To Agent, on a weekly basis or at such more frequent intervals as Agent may request from time to time, provided that if the Average 30-Day Borrowing Availability exceeds $25,000,000, on a monthly basis, in Agent's sole discretion (together with a copy of all or any part of such delivery requested by any Lender in writing after the Restatement Date), collateral reports with respect to each Borrower, including all additions and reductions (cash and non-cash) with respect to Accounts of such Borrower, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion each of which shall be prepared by the applicable Borrower as of the last day of the immediately preceding week or month, as applicable;

                  (c) To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E:

                           (i) a reconciliation of the Accounts trial balance of each Borrower to such Borrower's most recent Borrowing Base Certificate, general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                           (ii) a reconciliation of the perpetual inventory by location of each Borrower to such Borrower's most recent Borrowing Base Certificate, general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                           (iii)    an aging of accounts payable and a
         reconciliation of that accounts payable aging to each Borrower's general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                           (iv) a reconciliation of the outstanding Loans as set forth in the monthly Loan Account statement provided by Agent to each Borrower's general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (d) To Agent, at the time of delivery of each of the quarterly or annual Financial Statements delivered pursuant to Annex E, (i) a listing of government contracts of each Borrower subject to the Federal Assignment of Claims Act of 1940; and (ii) a list of any applications for the registration of any Patent, Trademark or Copyright filed by any Credit Party with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in the prior Fiscal Quarter;

                  (e) Each Borrower, at its own expense, shall deliver to Agent the results of each physical verification, if any, that such Borrower or any of its Subsidiaries may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if a Default or an Event of Default has occurred and is continuing, each Borrower shall, upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require);

                  (f) Each Borrower, at its own expense, shall deliver to Agent such appraisals of its assets as Agent may request up to four times in any Fiscal Year when no Default or Event of Default exists and at any time after the occurrence and during the continuance of a Default or an Event of Default, such appraisals to be conducted by an appraiser, and in form and substance reasonably satisfactory to Agent;

                  (g) To Agent, on a weekly basis, or at such more frequent intervals as Agent may request from time to time, a report showing all cash payments between BPI and Borrowers and by Borrowers to third parties on behalf of BPI. Such report shall in a form satisfactory to Agent and shall be recorded to intercompany accounts set forth on each Borrower's balance sheet; and

                  (h) Such other reports, statements and reconciliations with respect to the Borrowing Base, Collateral or Obligations of any or all Credit Parties as Agent shall from time to time request in its reasonable discretion.

                             ANNEX G (SECTION 6.10)

                                       TO

                                CREDIT AGREEMENT

                               FINANCIAL COVENANTS

                  Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

                  (a) Minimum Fixed Charge Coverage Ratio. At all times while Borrowers' Borrowing Availability is below $12,500,000, Borrowers and their Subsidiaries shall have on a consolidated basis a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.00:1.00; provided, that, at all times after either (i) Borrowers' Borrowing Availability first is below $10,000,000 for three (3) consecutive Business Days or (ii) Borrowers' Borrowing Availability first is below $9,500,000, Borrowers and their Subsidiaries shall have on a consolidated basis a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.25:1.00.

                  (b) Minimum Borrowing Availability. Borrowers shall maintain at all times a Borrowing Availability of at least $7,000,00.

                  Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrowers, Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrowers' and their Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Changes" means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by any Borrower's certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Restatement Date (including capitalization of costs and expenses or payment of pre-Restatement Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If Agent, Borrowers and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Agent, Borrowers and Requisite Lenders cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change. For purposes of Section 8.1, a breach of a Financial Covenant contained in this Annex G shall be deemed to have occurred as of any date of determination by Agent or as of the last day of any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Agent.

                            ANNEX H (SECTION 9.9(a))

                                       to

                                CREDIT AGREEMENT

                            WIRE TRANSFER INFORMATION

         Name:                      General Electric Capital Corporation
         Bank:                      DeutscheBank Trust Company Americas
                                    New York, New York
         ABA #:                     021001033
         Account #:                 50232854
         Account Name:              GECC/CAF Depository
         Reference:                 CFC 4302

                             ANNEX I (SECTION 11.10)

                                       TO

                                CREDIT AGREEMENT

                                NOTICE ADDRESSES

(A)      If to Agent or GE Capital, at
         General Electric Capital Corporation
         500 West Monroe Street
         12th Floor
         Chicago, IL 60661
         Attention: Brightpoint Account Manager
         Telecopier No.: 312-463-3848
         Telephone No.: 312-463-2300

         with copies to:

         Winston & Strawn
         35 West Wacker Drive
         Chicago, IL 60601
         Attention:  Ronald H. Jacobson
         Telecopier No.: (312) 558-5700
         Telephone No.:  (312) 558-5600

         and

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut 06927-5100
         Attention: Corporate Counsel - Commercial Finance
         Telecopier No.: (203) 316-7889
         Telephone No.:  (203) 316-7552

(B)      If to any Borrower, to Borrower Representative, at

         Brightpoint North America L.P.
         6402 Corporate Drive
         Indianapolis, Indiana 46278
         Attention: General Counsel
         Telecopier No.: (317) 387-5479
         Telephone No.:  (317) 387-5362
         with copies to:

         Baker & Daniels
         300 N. Meridian Street
         Indianapolis, Indiana 46204
         Attention: Robert S. Wynne
         Telecopier No.: (317) 569-4800
         Telephone No.: (317) 569-4691

         ANNEX J (FROM ANNEX A - REVOLVING LOAN COMMITMENTS DEFINITION)
                                       to
                                CREDIT AGREEMENT

             LENDER                                  REVOLVING LOAN COMMITMENT
             ------                                  -------------------------
General Electric Capital Corporation               $35,000,000 (including a Swing Line
                                                   Commitment of $7,500,000)

LaSalle Bank Credit, LLC                           $15,555,555.55

Congress Financial Corporation (Central)           $11,666,666.67

National City Bank of Indiana                      $ 7,777,777.78
                                                   --------------
                              TOTAL                $   70,000,000

                             DISCLOSURE SCHEDULE 1.1
                               TO CREDIT AGREEMENT

                             Agent's Representatives

                      General Electric Capital Corporation
                             500 West Monroe Street
                                   12th Floor
                                Chicago, IL 60661
                     Attention: Brightpoint Account Manager
                         Telecopier No.: (312) 463-3848
                          Telephone No.: (312) 463-2300

                             DISCLOSURE SCHEDULE 1.4
                               TO CREDIT AGREEMENT

                     Sources and Uses; Funds Flow Memorandum

   No Funds will be transferred under this Agreement on the Restatement Date.

                             DISCLOSURE SCHEDULE 1.6
                               TO CREDIT AGREEMENT

                      Account Debtors with Common Directors

      None.

                             DISCLOSURE SCHEDULE 3.1
                               TO CREDIT AGREEMENT

                    Corporate Existence; Compliance with Law

BORROWERS AND BAS                                  STATE OF ORGANIZATION
-----------------                                  ---------------------
Brightpoint North America L.P.                            Delaware

Wireless Fulfillment Services LLC                        California

Brightpoint Activation Services LLC                       Indiana

                             DISCLOSURE SCHEDULE 3.2
                               TO CREDIT AGREEMENT

               Executive Office, Collateral Locations, FEIN, etc.

                          STATE OF
                       INCORPORATION/     TYPE OF     ORGANIZATION
CREDITOR PARTY'S NAME   ORGANIZATION   ORGANIZATION      NUMBER      CHIEF EXECUTIVE OFFICE     COLLATERAL LOCATIONS        FEIN
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Brightpoint North      Delaware        limited       DE3307896       501 Airtech Parkway        501 Airtech Parkway,   35-2121001
America L.P.                           partnership                   Plainfield, Indiana 46168  Plainfield, Indiana
                                                                                                46168

                                                                                                5360 Capital Court,
                                                                                                Reno, Nevada  89502
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Wireless Fulfillment   California      limited       CA199704510054  501 Airtech Parkway,       880 Harbour Way South  91-1771077
Services LLC                           liability                     Plainfield, Indiana 46168  Richmond, California
                                       company                                                  94804

                                                                                                501 Airtech Parkway
                                                                                                Plainfield, Indiana
                                                                                                46168

                                                                                                5360 Capital Court
                                                                                                Reno, Nevada  89502
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Brightpoint, Inc.      Delaware        corporation   DE2374964       501 Airtech Parkway        None                   35-1778566
                                                                     Plainfield, Indiana 46168
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Brightpoint North      Indiana         corporation   IN1998021347    501 Airtech Parkway        None                   35-2030501
America, Inc.                                                        Plainfield, Indiana 46168
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Wireless Fulfillment   Delaware        corporation   DE3147383       501 Airtech Parkway        None                   31-1690994
Services Holdings,                                                   Plainfield, Indiana 46168
Inc.
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Brightpoint            Delaware        corporation   DE2611549       501 Airtech Parkway                               35-1987099
International Ltd.                                                   Plainfield, Indiana 46168  None
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------
Brightpoint            Indiana         limited       IN2003033100210 501 Airtech Parkway        501 Airtech Parkway,   35-2121001
Activation Services                    liability                     Plainfield, Indiana 46168  Plainfield, Indiana
LLC                                    company                                                  46168

                                                                                                5360 Capital Court,
                                                                                                Reno, Nevada  89502
---------------------  --------------  ------------  --------------  -------------------------  ---------------------  -------------

                           DISCLOSURE SCHEDULE 3.4(A)
                               TO CREDIT AGREEMENT

                              Financial Statements

** This Schedule, which contains unaudited financial statements for Brightpoint North America L.P. as of December 31, 2003, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information.

                           DISCLOSURE SCHEDULE 3.4(C)
                               TO CREDIT AGREEMENT

                                   Projections

** This Schedule, which contains income statement and balance sheet forecasts by month for 2004 for Brightpoint North America L.P., has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information.

                             DISCLOSURE SCHEDULE 3.6
                               TO CREDIT AGREEMENT

                          Ownership of Property; Liens

Owned Real Estate

The Loan Parties do not currently own any Real Estate in fee simple.

Leased Real Estate

The Loan Parties listed below lease Real Estate as indicated:

1.    Brightpoint North America L.P.: 501 Airtech Parkway, Plainfield, Indiana
      46168;

2.    Brightpoint North America L.P.: 5360 Capital Court, Reno, Nevada 89502;
      and

3. Wireless Fulfillment Services LLC: 880 Harbour Way South, Richmond, California 94804.


Purchase Options, etc.

There are no purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate, except as set forth in the lease agreements and related documents.

** Portions of this document indicated by an ** have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information.


                             DISCLOSURE SCHEDULE 3.7
                               TO CREDIT AGREEMENT

                                  Labor Matters

(d) The Borrowers have not created any stock option plans. However, certain of their respective employees are permitted to participate in the BPI 1994 and 1996 Stock Option Plans, copies of which have been delivered to Agent prior to the Restatement Date.

      The Borrowers are parties to management agreements, consulting agreements, employment agreements, stock option plans and similar plans in substantially the forms provided to Agent prior to the Restatement Date. It is the Borrowers' standard practice to require each employee to execute and delivery an employment agreement. The following lists the Borrowers' current employees:


                     BRIGHTPOINT INDIANAPOLIS EMPLOYEE LIST


                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Indirect Sales          101101   **   8/10/1998   12/1/2002   Sales Representative                           **
Indirect Sales          101101   **   12/2/2002   12/2/2002   Sales Representative                           **
Indirect Sales          101101   **   10/20/2003  10/20/2003  Sales Representative                           **
Indirect Sales          101101   **   11/5/2001   12/1/2002   Sales Representative                           **
Indirect Sales          101101   **   11/6/2000   4/28/2002   Sales Representative                           **
Indirect Sales          101101   **   12/4/2000   4/28/2002   Sales Representative                           **
Indirect Sales          101101   **   12/4/1999   9/1/2003    Account Manager                                **
Indirect Sales          101101   **   10/23/2000  12/1/2002   Sales Representative                           **
Indirect Sales          101101   **   9/2/2003    9/2/2003    Sales Representative                           **
Indirect Sales          101101   **   3/17/1997   4/28/2002   Sales Representative                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Indirect Sales          101101   **   12/15/2003  12/15/2003  Sales Representative                           **
Indirect Sales          101101   **   11/14/2000  8/4/2003    Vice President, Indirect Sales                 **
Indirect Sales          101101   **   1/29/1993   4/29/2002   Returns Manager-Product Sales                  **
Indirect Sales          101101   **   3/17/2003   3/17/2003   Product Sales Returns Assistant                **
Indirect Sales          101101   **   11/19/2001  11/19/2001  Product Sales Returns Assistant                **
Indirect Sales          101101   **   6/8/1998    4/16/2001   Administrative Assistant                       **
Indirect Sales          101101   **   9/9/2002    9/15/2003   Sales Representative                           **
Indirect Sales          101101   **   3/19/2001   12/1/2002   Sales Representative                           **
Carrier                 101102   **   3/2/1998    6/1/1999    Account Manager                                **
Carrier                 101102   **   9/23/1991   10/18/1999  VP Carrier Sales                               **
Carrier                 101102   **   7/19/1999   6/1/2002    Account Manager                                **
Carrier                 101102   **   1/24/2000   4/1/2002    Account Manager                                **
Carrier                 101102   **   11/5/2001   11/5/2001   Administrative Assistant                       **
Carrier                 101102   **   6/30/1997   11/1/1999   Account Manager                                **
Carrier                 101102   **   3/16/1998   3/16/1998   Account Manager                                **
Marketing               101104   **   3/11/2002   9/15/2003   Web Analyst                                    **
Marketing               101104   **   6/2/2003    6/2/2003    Marketing Specialist                           **
Purchasing              101105   **   12/10/2001  9/15/2003   Facilities Coordinator                         **
Purchasing              101105   **   11/20/2000  2/23/2003   Inventory Management Supervisor                **
Purchasing              101105   **   3/25/2002   3/25/2002   Senior Buyer                                   **
Purchasing              101105   **   2/18/2002   2/18/2002   Financial Analyst                              **
Purchasing              101105   **   11/15/1999  11/13/2001  Purchasing Coordinator                         **
Purchasing              101105   **   9/17/2001   9/17/2001   Sr. Purchasing Director                        **
Purchasing              101105   **   11/4/1996   1/1/1999    Director Purchasing                            **
Finance & Accounting    101105   **   1/19/2004   1/19/2004   Financial Analyst Intern                       **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Retail Sales            101106   **   7/28/1997   3/30/2003   Manager, Agent Sales                           **
Retail Sales            101106   **   8/27/1990   3/30/2003   VP National Retail Sales                       **
Retail Sales            101106   **   2/16/1998   3/30/2003   National Account Manager                       **
Customer Service        101107   **   5/10/1999   3/3/2003    Customer Service Representative                **
Customer Service        101107   **   12/11/2000  1/1/2004    Customer Service Supervisor                    **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   2/4/2002    3/3/2003    Customer Service Representative                **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   2/11/2002   1/1/2004    Customer Service Representative                **
Customer Service        101107   **   3/19/2001   1/1/2004    Activations Supervisor                         **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   1/6/2003    1/6/2003    Customer Service Representative                **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   11/18/2002  1/1/2004    National Activation Rep                        **
Customer Service        101107   **   11/4/2002   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   12/16/2002  1/1/2004    National Activation Rep                        **
Customer Service        101107   **   2/4/2002    1/1/2004    Activations Supervisor                         **
Customer Service        101107   **   10/14/2002  3/3/2003    Customer Service Representative                **
Customer Service        101107   **   10/14/2002  1/1/2004    Activation Team Lead                           **
Customer Service        101107   **   11/27/2000  11/11/2002  Customer Service Supervisor                    **
Credit                  101107   **   6/3/2002    1/19/2004   Nextel Collection Specialist                   **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Customer Service        101107   **   9/23/2002   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   3/10/2003   1/1/2004    Customer Service Representative                **
Customer Service        101107   **   3/10/2003   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   12/16/2002  11/10/2003  National Activations Representative            **
Customer Service        101107   **   2/12/2001   1/1/2004    National Activation Rep                        **
Customer Service        101107   **   10/14/2002  10/14/2002  Order Processing Specialist                    **
Customer Service        101107   **   12/31/2001  11/10/2002  Customer Service Representative                **
Customer Service        101107   **   8/12/2002   11/10/2002  Customer Service Representative                **
Customer Service        101107   **   4/26/1999   2/18/2002   Director of Contact Services                   **
National Accounts       101109   **   2/4/2002    9/29/2003   Project Coordinator                            **
National Accounts       101109   **   7/15/1996   3/30/2000   Project Manager                                **
National Accounts       101109   **   8/3/1997    1/2/2002    Sr. Director-Logistics&Subscriber
                                                              Services                                       **
National Accounts       101109   **   1/16/1995   1/19/2003   National Accounts Manager                      **
National Accounts       101109   **   1/28/2002   5/27/2002   National Accounts Manager                      **
National Accounts       101109   **   9/8/1998    2/3/2003    National Accounts Manager                      **
National Accounts       101109   **   10/23/2000  1/5/2004    Project Coordinator LSS                        **
National Accounts       101109   **   7/14/2003   7/14/2003   Project manager                                **
National Accounts       101109   **   4/20/1998   5/27/2002   National Accounts Manager                      **
National Accounts       101109   **   9/8/2003    9/9/2003    National Accounts Program Coordinator          **
Nextel Sales            101109   **   12/31/2001  3/30/2003   National Account Project Coordinator           **
National Accounts       101109   **   4/21/1997   12/4/2000   Project Manager                                **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
National Accounts       101109   **   9/18/2000   6/23/2002   VP National Accounts                           **
National Accounts       101109   **   7/16/2001   2/25/2003   National Accounts Manager                      **
National Accounts       101109   **   9/16/1996   7/10/2000   Director National Accounts Qwest               **
National Accounts       101109   **   12/14/1998  9/1/2002    Director National Accounts NAMS                **
National Accounts       101109   **   2/25/2002   1/5/2004    Project Coordinator                            **
National Accounts       101109   **   7/24/2000   2/1/2004    Logistics & Subscriber Services                **
National Accounts       101109   **   4/21/2003   4/22/2003   National Accounts Manager                      **
National Accounts       101109   **   1/31/2000   10/30/2001  Project Coordinator - Quest                    **
National Accounts       101109   **   10/2/2000   1/21/2002   National Accounts Program Coordinator          **
National Accounts       101109   **   6/17/2002   1/5/2004    Project Coordinator                            **
National Accounts       101109   **   3/26/2003   7/15/2003   National Account Manager                       **
Nextel Sales            101118   **   2/7/2000    3/31/2003   National Accounts Project Coordinator          **
Nextel Sales            101118   **   10/4/1999   5/27/2002   Business Manager                               **
Nextel Sales            101118   **   11/27/2000  11/27/2000  National Acct. Project Coordinator             **
Nextel Sales            101118   **   2/1/1999    8/17/2000   National Account Manager                       **
Continuous Improvement  101305   **   12/15/1997  7/8/2003    Department Coordinator                         **
Continuous Improvement  101305   **   8/17/1998   12/3/2000   Project Manager                                **
Facilities              101306   **   2/17/2003   11/10/2003  Facilities Maintenance Assistant               **
Facilities              101306   **   9/24/2001   9/24/2001   Facilities Maintenance Assistant               **
Facilities              101306   **   1/1/2001    1/2/2001    Security and Safety Manager                    **
Facilities              101306   **   3/30/2001   4/1/2002    Receptionist                                   **
Facilities              101306   **   1/31/2000   1/31/2000   Receptionist                                   **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Facilities              101306   **   8/16/1999   2/3/2003    Receptionist                                   **
Shipping                101311   **   10/3/1995   1/20/2003   Sr Operations Manager                          **
Shipping                101311   **   6/15/1998   8/20/2001   Sr. Operations Manager                         **
Quality Control         101311   **   9/9/2002    6/23/2003   Director, Process & Resource Improvement       **
Project Management      101311   **   3/29/1999   11/10/2000  Software Engineer                              **
Project Management      101311   **   3/29/1999   2/2/2004    Director of Indy Operations                    **
Facilities              101311   **   3/31/1997   3/31/1997   Director of Administration                     **
Project Management      101311   **   11/27/1995  11/10/2000  Technical Support Specialist                   **
Project Management      101311   **   1/20/1997   9/25/2000   Industrial Engineer                            **
Project Management      101311   **   3/2/1998    11/10/2000  Test Engineer                                  **
Project Management      101311   **   7/28/2003   7/28/2003   Technical Support Specialist                   **
Maintenance             101319   **   1/10/2000   2/7/2000    Maintenance Mechanic                           **
Maintenance             101319   **   9/5/2000    9/5/2000    Maintenance Mechanic                           **
Maintenance             101319   **   9/17/2001   9/17/2001   Maintenance Mechanic                           **
Maintenance             101319   **   12/2/1999   2/7/2000    Maintenance Manager                            **
Shipping                101322   **   11/6/2000   3/1/2001    Cargo Shipping Specialist                      **
Shipping                101322   **   1/15/1996   2/23/2001   Cargo Shipping Specialist TL                   **
Shipping                101322   **   5/10/1999   2/16/2002   Cargo Shipping Specialist                      **
Shipping                101322   **   11/20/2000  1/19/2004   Operations Specialist                          **
Shipping                101322   **   6/16/2003   6/16/2003   Cargo Shipping Specialist - Shipping           **
Shipping                101322   **   7/17/2000   2/17/2002   Warehouse Specialist - Taper                   **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Shipping                101322   **   6/3/1996    2/2/2004    Cargo Shipping Specialist TL                   **
Shipping                101322   **   12/4/2000   2/17/2002   Warehouse Specialist - Dock                    **
Shipping                101322   **   12/18/2000  6/17/2003   Cargo Shipping Specialist - Shipping           **
Shipping                101322   **   2/3/1997    2/16/2002   Warehouse Specialist TL                        **
Shipping                101322   **   6/16/2003   6/16/2003   Cargo Shipping Specialist                      **
Shipping                101322   **   12/4/2000   2/4/2002    Cargo Shipping Specialist                      **
Shipping                101322   **   8/5/2002    8/5/2002    Cargo Shipping Specialist - Shipping           **
Shipping                101322   **   12/15/1997  2/16/2002   Operations Supervisor                          **
Shipping                101322   **   11/30/1998  2/16/2002   Warehouse Specialist - Taper                   **
Shipping                101322   **   5/5/2003    1/19/2004   Warehouse Specialist                           **
Shipping                101322   **   11/6/2000   2/4/2002    Cargo Shipping Specialist                      **
Shipping                101322   **   10/16/2000  8/18/2002   Cargo Shipping Specialist                      **
Shipping                101322   **   10/20/1997  1/19/2004   Warehouse Specialist                           **
Shipping                101322   **   8/5/2002    8/5/2002    Cargo Shipping Specialist - Shipping           **
Shipping                101322   **   8/5/2002    8/5/2002    Cargo Shipping Specialist                      **
Shipping                101322   **   4/28/2003   1/19/2004   Cargo Shipping Specialist                      **
Shipping                101322   **   7/24/2000   2/16/2002   Warehouse Specialist - Attend                  **
Shipping                101322   **   4/5/1999    2/16/2002   Warehouse Specialist - Attend                  **
Shipping                101322   **   8/19/2002   8/19/2002   Cargo Shipping Specialist                      **
Shipping                101322   **   7/31/2000   2/16/2002   Cargo Shipping Specialist - Shipping           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Shipping                101322   **   12/4/2000   8/5/2002    Cargo Shipping Specialist                      **
Shipping                101322   **   10/26/1998  2/16/2002   Cargo Shipping Specialist TL                   **
Receiving               101323   **   6/1/1999    1/5/2004    Receiving Specialist                           **
Receiving               101323   **   12/20/1999  8/12/2002   Receiving TL                                   **
Receiving               101323   **   10/18/1999  2/16/2002   Operations Manager                             **
Receiving               101323   **   9/19/2001   9/19/2001   Receiving Specialist                           **
Receiving               101323   **   2/24/1997   10/13/2002  Operations Supervisor                          **
Receiving               101323   **   9/17/2001   9/17/2001   Receiving Specialist                           **
Receiving               101323   **   12/29/1999  1/5/2004    Team Lead - Receiving                          **
Receiving               101323   **   3/10/1999   1/5/2004    Receiving Specialist                           **
Receiving               101323   **   12/18/2000  2/16/2002   Receiving Specialist                           **
Receiving               101323   **   6/22/1998   1/5/2004    Team Lead - Receiving                          **
Receiving               101323   **   12/10/2001  2/18/2002   Receiving TL                                   **
Receiving               101323   **   5/26/1998   1/5/2004    Receiving Specialist                           **
Receiving               101323   **   6/9/1997    1/5/2004    Receiving Specialist                           **
Receiving               101323   **   12/2/2002   12/2/2002   Receiving Specialist                           **
Receiving               101323   **   9/17/2001   9/17/2001   Receiving TL                                   **
Receiving               101323   **   7/5/2000    9/24/2001   Receiving Supervisor                           **
Receiving               101323   **   5/4/1998    1/5/2004    Receiving Specialist                           **
Picking/Programming     101324   **   11/24/2003  11/24/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   6/1/1999    2/16/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   2/22/1999   2/16/2002   Production Assembler                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Picking/Programming     101324   **   6/16/2003   6/16/2003   Warehouse Specialist                           **
Picking/Programming     101324   **   1/24/2000   5/12/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   2/7/2000    11/24/2002  Warehouse Specialist                           **
Picking/Programming     101324   **   4/13/1998   2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   11/24/2003  2/14/2004   Warehouse Specialist                           **
Picking/Programming     101324   **   8/21/2000   2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   6/9/2003    6/9/2003    Warehouse Specialist                           **
Picking/Programming     101324   **   5/26/1998   2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   6/5/2000    2/16/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   11/17/2003  11/17/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   6/9/2003    7/28/2003   Warehouse Specialist                           **
Picking/Programming     101324   **   3/20/2000   2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   8/19/1996   5/12/2002   Production Assembler                           **
Picking/Programming     101324   **   4/28/2003   2/14/2004   Production Assembler                           **
Picking/Programming     101324   **   6/16/2003   6/16/2003   Warehouse Specialist                           **
Picking/Programming     101324   **   9/20/1999   2/16/2002   Operations Manager                             **
Picking/Programming     101324   **   11/24/2003  2/5/2004    Warehouse Specialist TL                        **
Picking/Programming     101324   **   11/24/2003  2/16/2004   Warehouse Specialist                           **
Picking/Programming     101324   **   10/2/2000   2/14/2004   Warehouse Specialist                           **
Picking/Programming     101324   **   8/19/2002   7/29/2003   Warehouse Specialist                           **
Picking/Programming     101324   **   4/12/1999   2/14/2004   Warehouse Specialist - TL                      **
Picking/Programming     101324   **   11/17/2003  11/17/2003  Warehouse Specialist                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Picking/Programming     101324   **   11/17/2003  11/17/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   2/22/1999   1/19/2004   Team Lead-Warehouse Specialist                 **
Picking/Programming     101324   **   6/1/1998    2/16/2002   Operations Supervisor                          **
Picking/Programming     101324   **   10/2/2000   4/21/2003   Warehouse Specialist                           **
Picking/Programming     101324   **   3/30/1998   2/16/2002   Warehouse Specialist TL                        **
Picking/Programming     101324   **   11/17/2003  11/17/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   11/24/2003  11/24/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   8/19/2002   8/17/2004   Team Lead-Warehouse Specialist                 **
Picking/Programming     101324   **   9/30/2002   9/30/2002   Operations Supervisor                          **
Picking/Programming     101324   **   11/12/2001  2/16/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   9/13/1999   1/19/2004   Warehouse Specialist                           **
Picking/Programming     101324   **   11/24/2003  11/24/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   11/12/2001  5/12/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   6/15/1998   2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   3/29/1999   5/12/2002   Production Assembler                           **
Picking/Programming     101324   **   9/16/2002   1/19/2004   Team Lead-Warehouse Specialist                 **
Picking/Programming     101324   **   7/31/2000   2/16/2002   Warehouse Specialist                           **
Picking/Programming     101324   **   11/18/2002  1/19/2004   Warehouse Specialist                           **
Picking/Programming     101324   **   12/18/2000  2/16/2002   Production Assembler                           **
Picking/Programming     101324   **   4/28/2003   4/28/2003   Warehouse Specialist                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Picking/Programming     101324   **   11/24/2003  11/24/2003  Warehouse Specialist                           **
Picking/Programming     101324   **   5/5/2003    5/5/2003    Warehouse Specialist                           **
Picking/Programming     101324   **   9/17/2001   1/19/2004   Team Lead-Warehouse Specialist                 **
Picking/Programming     101324   **   12/20/1999  2/16/2002   Warehouse Specialist                           **
Kitting                 101325   **   10/27/1997  6/25/2001   Operations Manager                             **
IPW                     101325   **   4/5/1999    1/5/2004    Production Assembler                           **
IPW                     101325   **   10/16/2000  1/5/2004    Production Assembler                           **
IPW                     101325   **   10/30/2000  1/5/2004    Production Assembler                           **
IPW                     101325   **   3/1/1999    1/5/2004    Production Assembler                           **
IPW                     101325   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101325   **   2/1/1999    1/5/2004    Production Assembler                           **
IPW                     101325   **   12/15/1997  1/5/2004    Production Assembler                           **
IPW                     101325   **   10/16/2000  1/5/2004    Production Assembler                           **
IPW                     101325   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101325   **   3/1/1999    1/5/2004    Production Assembler                           **
IPW                     101325   **   8/5/2002    1/5/2004    Production Assembler                           **
IPW                     101325   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101325   **   6/16/2003   1/5/2004    Production Assembler                           **
Kitting                 101325   **   12/8/1997   1/6/2004    Production Coordinator                         **
Kitting                 101325   **   5/26/1998   1/5/2004    Kitting Team Lead                              **
Kitting                 101325   **   2/1/1999    1/5/2004    Kitting Team Lead                              **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Kitting                 101325   **   12/17/2001  1/5/2004    Kitting Team Lead                              **
Kitting                 101325   **   5/21/2001   9/4/2001    Operations Supervisor                          **
Kitting                 101325   **   4/7/2003    4/7/2003    Operations Supervisor                          **
IPW                     101326   **   3/29/1999   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   7/27/1998   1/5/2004    Production Assembler                           **
IPW                     101326   **   7/13/1998   1/5/2004    Production Assembler                           **
IPW                     101326   **   10/5/1998   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
Kitting                 101326   **   5/26/1998   1/7/2004    Kitting Team Lead                              **
IPW                     101326   **   6/21/1999   2/6/2004    Prod Assemb - TL                               **
IPW                     101326   **   10/16/2000  1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   6/16/2003   Production Assembler                           **
IPW                     101326   **   4/12/1999   1/5/2004    Production Assembler                           **
Kitting                 101326   **   9/24/1998   2/16/2002   Production Coordinator                         **
IPW                     101326   **   4/5/1999    1/5/2004    Production Assembler                           **
Kitting                 101326   **   8/12/1996   1/6/2004    Kitting Team Lead                              **
Kitting                 101326   **   10/20/1997  1/5/2004    Kitting Team Lead                              **
Picking/Programming     101326   **   12/27/1999  2/6/2004    Team Lead-Warehouse Specialist                 **
Kitting                 101326   **   10/14/2002  1/6/2004    Kitting Team Lead                              **
IPW                     101326   **   9/3/2002    1/5/2004    Production Assembler                           **
IPW                     101326   **   8/5/2002    1/5/2004    Production Assembler                           **
IPW                     101326   **   12/18/2000  9/15/2003   Production Assembler                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
IPW                     101326   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   6/16/2003   Production Assembler                           **
IPW                     101326   **   12/15/1997  1/5/2004    Production Assembler                           **
IPW                     101326   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101326   **   11/6/2000   1/5/2004    Production Assembler                           **
IPW                     101326   **   10/16/2000  2/6/2004    Prod Assemb - TL                               **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101326   **   3/29/1999   1/5/2004    Production Assembler                           **
IPW                     101326   **   10/18/1999  1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   6/9/2003    1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
IPW                     101326   **   2/15/1999   1/5/2004    Production Assembler                           **
IPW                     101326   **   1/6/2003    1/5/2004    Production Assembler                           **
IPW                     101326   **   6/16/2003   1/5/2004    Production Assembler                           **
Inventory Control       101327   **   6/7/1999    2/16/2002   Reverse Logistics & IC Manager                 **
Return Qualifiers       101327   **   3/29/1999   1/19/2004   Operations Supervisor                          **
Inventory Control       101327   **   2/21/2000   5/2/2000    Inventory Control TL                           **
Inventory Control       101327   **   6/9/2003    9/15/2003   Inventory Control Specialist                   **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Inventory Control       101327   **   2/16/1998   9/15/2003   Inventory Control Specialist                   **
Inventory Control       101327   **   11/12/2001  8/4/2003    Inventory Control TL                           **
Inventory Control       101327   **   4/14/2003   4/14/2003   Inventory Control TL                           **
Inventory Control       101327   **   5/27/2003   5/27/2003   Inventory Control Supervisor                   **
Inventory Control       101327   **   11/6/2000   3/5/2002    Inventory Control Specialist                   **
Inventory Control       101327   **   12/2/2002   12/2/2002   Inventory Control Specialist                   **
Material Handling       101339   **   10/14/2002  2/12/2004   Material Handler-TL                            **
Material Handling       101339   **   10/2/2000   2/12/2004   Material Handler                               **
Receiving               101339   **   12/27/1999  1/5/2004    Receiving Specialist                           **
Receiving               101339   **   8/11/1997   1/5/2004    Receiving Specialist                           **
Receiving               101339   **   12/20/1999  1/5/2004    Receiving Specialist                           **
Receiving               101339   **   12/8/1997   1/5/2004    Receiving Specialist                           **
Receiving               101339   **   11/4/2002   1/5/2004    Receiving Specialist                           **
Receiving               101339   **   9/30/2002   1/5/2004    Receiving Specialist                           **
Material Handling       101339   **   4/28/2003   2/11/2004   Material Handler                               **
Material Handling       101339   **   11/3/1997   2/12/2004   Material Handler                               **
Material Handling       101339   **   5/30/2000   2/12/2004   Material Handler-TL                            **
Material Handling       101339   **   12/13/1999  12/23/2002  Material Handler                               **
Material Handling       101339   **   9/24/1998   2/12/2004   Material Handler                               **
Material Handling       101339   **   6/23/2002   2/12/2004   Material Handler                               **
Material Handling       101339   **   1/24/2000   1/12/2004   Team Lead - Material Handler                   **
Material Handling       101339   **   11/18/2002  2/12/2004   Material Handler                               **
Returns Receiving       101342   **   8/18/1997   1/19/2004   Returns Qualifier                              **
Returns Receiving       101342   **   1/17/2000   1/19/2004   Returns Qualifier                              **
Returns Receiving       101342   **   12/15/1997  1/19/2004   Returns Qualifier                              **
Receiving               101342   **   4/20/1998   1/19/2004   Receiving Specialist                           **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Receiving               101342   **   10/14/2002  1/19/2004   Receiving Specialist                           **
Receiving               101342   **   11/15/1999  1/19/2004   Receiving - TL                                 **
Returns Receiving       101342   **   12/9/2002   1/19/2004   Returns Qualifier                              **
Quality Control         101343   **   12/17/2001  9/29/2003   QC Supervisor                                  **
Quality Control         101343   **   12/20/1999  8/11/2002   Quality Control Inspector                      **
Quality Control         101343   **   10/7/2002   10/7/2002   Quality Control Inspector                      **
Quality Control         101343   **   10/25/1999  7/8/2002    Quality Control Inspector                      **
Quality Control         101343   **   7/15/1996   10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   12/2/1996   2/16/2002   Quality Control Manager                        **
Quality Control         101343   **   9/5/2000    3/18/2002   Quality Control Inspector                      **
Quality Control         101343   **   11/15/1999  9/18/2000   Quality Control Inspector                      **
Quality Control         101343   **   10/1/2001   8/18/2002   Quality Control Inspector                      **
Quality Control         101343   **   12/18/2000  8/11/2002   Quality Control Inspector                      **
Quality Control         101343   **   6/21/1999   2/16/2002   Quality Control Inspector                      **
Quality Control         101343   **   11/19/2001  2/16/2002   Quality Control Supervisor                     **
Quality Control         101343   **   2/10/1997   10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   10/30/2000  3/17/2003   Quality Control Inspector                      **
Quality Control         101343   **   12/17/2001  5/26/2002   Quality Control Inspector                      **
Quality Control         101343   **   9/9/2002    9/9/2002    Quality Control Inspector                      **
Quality Control         101343   **   12/13/1999  12/12/2001  Quality Control Inspector                      **
Quality Control         101343   **   10/18/1999  2/16/2002   Quality Control Inspector                      **
Quality Control         101343   **   8/2/1999    5/13/2002   Quality Control Inspector                      **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Quality Control         101343   **   9/5/2000    2/16/2002   Quality Control Inspector                      **
Quality Control         101343   **   6/1/1998    10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   6/1/1999    7/28/2003   Quality Control Inspector                      **
Quality Control         101343   **   6/1/1999    10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   3/16/1998   2/16/2002   Quality Control Inspector                      **
Quality Control         101343   **   10/27/1997  10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   11/15/1999  11/26/2001  Quality Control Inspector                      **
Quality Control         101343   **   8/19/1996   10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   8/19/1996   10/8/2001   Quality Control Inspector                      **
Quality Control         101343   **   9/16/2002   9/16/2002   Quality Control Inspector                      **
Returns Receiving       101353   **   5/20/1996   1/20/2004   Returns Qualifier                              **
Returns Receiving       101353   **   12/15/1997  1/19/2004   Returns Qualifier                              **
Return Qualifiers       101353   **   8/2/1999    1/19/2004   Testing Techinician                            **
Return Qualifiers       101353   **   12/6/1999   9/25/2000   Returns Qualifier                              **
Return Qualifiers       101353   **   8/19/1996   6/21/1999   Returns Qualifier                              **
Return Qualifiers       101353   **   6/21/1999   1/17/2000   Returns Qualifier                              **
Return Qualifiers       101353   **   9/8/2003    9/8/2003    Returns Qualifier                              **
Returns Receiving       101353   **   12/15/1997  1/20/2004   Returns Qualifier                              **
Returns Receiving       101353   **   7/27/1998   1/19/2004   Returns Qualifier                              **
Returns Receiving       101353   **   2/22/1999   1/19/2004   Returns Qualifier                              **
Returns Receiving       101353   **   12/6/1999   1/19/2004   Returns Qualifier                              **
Return Qualifiers       101353   **   12/15/1997  4/2/2001    Returns Qualifier TL                           **
Returns Receiving       101353   **   4/20/1998   1/19/2004   Receiving Specialist                           **
Returns Receiving       101353   **   5/17/1999   1/19/2004   Returns Qualifier                              **
Returns Receiving       101353   **   5/22/2000   1/19/2004   Returns Qualifier                              **
Return Qualifiers       101353   **   6/1/1999    1/19/2004   Returns Qualifier-TL                           **
Returns Receiving       101353   **   3/8/1999    1/19/2004   Returns Qualifier                              **
Return Qualifiers       101353   **   3/22/1999   2/16/2002   Returns Qualifier                              **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Return Qualifiers       101353   **   8/3/1998    1/17/2000   Returns Qualifier                              **
Return Qualifiers       101353   **   4/20/1998   1/18/2004   Returns - Supervisor                           **
Return Qualifiers       101353   **   8/17/1998   2/16/2002   Returns Qualifier                              **
Return Qualifiers       101353   **   8/19/1996   6/21/1999   Returns Qualifier                              **
Return Qualifiers       101353   **   12/15/1997  9/2/2003    Returns Qualifier TL                           **
Return Qualifiers       101353   **   4/28/1997   2/5/2004    Returns Qualifier-TL                           **
Return Qualifiers       101353   **   4/13/1998   1/19/2004   Operations Development Analyst                 **
Return Qualifiers       101353   **   10/11/1999  9/25/2000   Returns Qualifier                              **
Return Qualifiers       101353   **   3/13/2000   5/12/2002   Returns Qualifier                              **
Return Qualifiers       101353   **   4/5/1999    5/28/2002   Returns Qualifier                              **
Return Qualifiers       101353   **   11/15/1999  5/12/2002   Returns Qualifier                              **
Return Qualifiers       101353   **   12/15/1997  1/18/2004   Returns Qualifier                              **
Return Qualifiers       101353   **   7/6/1999    7/12/1999   Returns Qualifier                              **
Administration          101400   **   8/12/2002   1/1/2003    EVP Logistics & Subscriber Services            **
Finance & Accounting    101400   **   8/10/1998   2/1/2002    Chief Accounting Officer                       **
President               101400   **   8/1/1994    1/1/2002    President NA                                   **
National Accounts       101400   **   7/10/2000   1/1/2004    VP Business Development                        **
Indirect Sales          101400   **   12/20/1999  3/17/2002   Executive Assistant                            **
Administration          101400   **   9/10/2001   1/1/2003    Executive Vice President - Operations          **
Administration          101400   **   1/20/1993   3/17/2002   EVP Sales & Marketing                          **
Administration          101400   **   1/5/1998    3/17/2002   EVP Business Development                       **
Administration          101400   **   10/23/2000  10/23/2000  Executive Assistant                            **
Administration          101400   **   10/1/2003   10/1/2003   VP/CIO                                         **
Finance & Accounting    101401   **   10/8/2001   10/8/2001   Accountant                                     **
Finance & Accounting    101401   **   4/21/1997   12/8/2003   Staff Accountant                               **
Finance & Accounting    101401   **   1/10/2000   4/28/2002   Financial Analyst                              **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Finance & Accounting    101401   **   9/29/2003   9/30/2003   Staff Accountant                               **
Finance & Accounting    101401   **   11/6/2000   12/8/2003   Senior Accounts Payable Specialist             **
Finance & Accounting    101401   **   1/19/2004   1/19/2004   Financial Analyst                              **
Finance & Accounting    101401   **   12/3/2001   12/3/2001   Business Analyst                               **
Finance & Accounting    101401   **   1/19/1998   7/21/2003   VP Controller                                  **
JDE                     101401   **   10/27/1998  5/13/2002   Accounting Manager                             **
Finance & Accounting    101401   **   2/17/2003   2/17/2003   Staff Accountant                               **
Finance & Accounting    101401   **   9/29/2003   9/29/2003   Accounts Payable Supervisor                    **
Finance & Accounting    101401   **   4/7/2003    4/7/2003    Freight Analyst                                **
Finance & Accounting    101401   **   7/6/1999    1/1/2001    Senior Accounts Payable Specialist             **
Finance & Accounting    101401   **   3/13/2000   3/17/2002   Executive Assistant                            **
Channel Development     101401   **   11/18/1996  7/1/2002    Financial Analyst                              **
Finance & Accounting    101401   **   4/14/2003   4/14/2003   Financial Analyst                              **
Finance & Accounting    101401   **   10/29/2002  10/29/2002  Accounts Payable Specialist                    **
Finance & Accounting    101401   **   5/8/2001    5/8/2001    Accounting Manager                             **
Finance & Accounting    101401   **   5/1/2000    9/1/2002    Disbursement Manager                           **
Finance & Accounting    101401   **   10/28/2002  10/28/2002  Financial Analyst Inventory                    **
Finance & Accounting    101401   **   7/28/2003   7/28/2003   Staff Accountant                               **
Finance & Accounting    101401   **   3/30/1998   5/18/2001   Business Analysis Manager                      **
Finance & Accounting    101401   **   9/10/2001   1/5/2004    Financial Analyst                              **
HR                      101402   **   2/21/2000   9/2/2003    Payroll & Benefits Manager                     **
HR                      101402   **   7/20/1998   9/2/2003    HR Assistant                                   **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
HR                      101402   **   9/1/2003    9/1/2003    Vice President, Human Resources                **
HR                      101402   **   2/9/2000    2/9/2000    Executive Assistant                            **
HR                      101402   **   12/15/1997  2/5/2001    Employee Relations Manager                     **
Credit                  101403   **   5/24/1999   11/26/2001  Collection Specialist                          **
Credit                  101403   **   1/27/2003   1/27/2003   Cash Application Specialist                    **
Credit                  101403   **   6/19/2000   9/16/2002   Supervisor BP Collections                      **
Credit                  101403   **   12/6/1999   1/5/2004    BPNA Collections Supervisor                    **
Credit                  101403   **   7/24/2000   7/24/2000   Credit Specialist                              **
Credit                  101403   **   1/12/1995   2/14/2001   Sr. Cash Application Specialist                **
Credit                  101403   **   5/12/2003   5/12/2003   Credit Analyst, Sr.                            **
Credit                  101403   **   10/17/2000  6/1/2001    Sr. Cash Application Specialist                **
Credit                  101403   **   1/12/2004   1/12/2004   Credit Analyst                                 **
Credit                  101403   **   3/17/2003   3/17/2003   Collection Specialist                          **
Credit                  101403   **   9/4/2001    1/5/2004    Mgr Collections & Accts Receivable             **
Credit                  101403   **   6/4/2001    6/4/2001    Collection Specialist                          **
Credit                  101403   **   12/19/1994  1/1/2001    Sr. Cash Application  Specialist               **
Credit                  101403   **   8/23/1999   1/1/2004    Collection Specialist                          **
Credit                  101403   **   8/25/2003   1/1/2004    Cash Application Specialist                    **
Credit                  101403   **   9/5/2000    1/1/2001    File Clerk                                     **
Credit                  101403   **   2/4/2002    9/15/2002   Cash Application Specialist                    **
Credit                  101403   **   3/8/2002    11/11/2002  Collection Specialist                          **
Credit                  101403   **   11/12/2001  11/12/2001  Collection Specialist                          **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Credit                  101403   **   9/16/2002   9/16/2002   Collection Specialist                          **
Credit                  101403   **   4/15/2002   4/15/2002   Reconciliation/RTM Specialist                  **
Credit                  101403   **   1/20/1997   8/25/1997   Credit Specialist                              **
Credit                  101403   **   6/19/2000   1/5/2004    Senior Collection Specialist                   **
Credit                  101403   **   6/24/2002   9/16/2002   Collection Specialist                          **
Credit                  101403   **   5/28/2002   5/29/2002   Collection Specialist                          **
Credit                  101403   **   4/5/1999    1/1/2004    Cash Application Specialist                    **
Credit                  101403   **   4/13/1998   11/22/1999  Credit Specialist                              **
Freight - Finance       101408   **   3/10/1999   9/29/2003   Freight Specialist                             **
Freight - Finance       101408   **   10/18/1999  8/18/2002   Transportation Planner Supervisor              **
Freight - Finance       101408   **   4/14/2003   4/14/2003   Sr. Logistics Manager                          **
Credit                  101417   **   10/23/2000  1/1/2004    Supervisor A/R & Acct Reconcilliation          **
Credit                  101417   **   12/13/1999  1/19/2003   Reconciliation Specialist                      **
Nextel Credit           101417   **   4/8/2002    4/8/2002    Collection Specialist                          **
Credit                  101417   **   12/20/1999  5/13/2002   Credit Specialist                              **
Nextel Credit           101417   **   7/10/2000   5/27/2002   Collection Specialist                          **
Credit                  101417   **   3/12/2001   6/10/2002   Sr. Account Reconciliation Specialist          **
Credit                  101417   **   6/30/2003   6/30/2003   Reconciliation Specialist                      **
Credit                  101417   **   1/28/2002   10/28/2002  Sr. Collection Specialist                      **
Credit                  101423   **   7/1/2002    7/1/2002    Collection Specialist                          **
Credit                  101423   **   2/12/2001   1/5/2004    BPNA COLLECTIONS MANAGER                       **
IT                      101501   **   5/26/1998   10/4/1999   Database Administrator                         **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
IT                      101501   **   5/30/2000   5/8/2001    Web Architect                                  **
IT                      101501   **   7/23/2001   1/1/2002    Customer Integration Manager                   **
IT                      101501   **   2/7/2000    2/23/2002   Director Applications, Finance, HR             **
IT                      101501   **   9/25/2000   1/6/2003    Manager - IT Applications Development          **
IT                      101501   **   5/20/1996   2/6/2003    VP IT                                          **
IT                      101501   **   5/15/2001   5/15/2001   Web Architect                                  **
IT                      101501   **   3/9/1998    12/13/1999  Jr. Systems Admin-NT/Novell                    **
IT                      101501   **   7/24/2000   7/24/2000   Microsystems Specialist                        **
IT                      101501   **   3/24/2002   3/24/2002   Programmer/Analyst                             **
IT                      101501   **   3/6/2000    3/6/2000    Systems Administrator NT                       **
IT                      101501   **   5/20/1996   9/3/2001    Microsystems Specialist                        **
IT                      101501   **   10/25/1999  2/22/2002   Systems Programmer/Analyst                     **
IT                      101501   **   4/3/2000    1/6/2003    Manager - IT Applications Development          **
IT                      101501   **   5/5/1997    12/13/1999  Systems Administrator NT                       **
IT                      101501   **   1/26/2004   1/26/2004   Business Analyst- Senior                       **
IT                      101501   **   2/15/1999   2/22/2002   Programmer/Analyst                             **
IT                      101501   **   3/26/2001   3/26/2001   Microsystems Specialist                        **
IT                      101501   **   8/18/1997   6/21/1999   Network Engineer                               **
IT                      101501   **   2/19/2001   2/19/2001   System Support Specialist                      **
IT                      101501   **   8/17/1998   2/22/2002   Lead Analyst                                   **
IT                      101501   **   4/20/1998   10/22/2000  Lead Analyst                                   **
IT                      101501   **   9/7/1999    7/24/2000   EDI Coordinator/Supervisor                     **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
IT                      101501   **   9/16/1996   8/6/2001    ERP Administrator                              **
IT                      101501   **   12/4/2000   3/17/2002   Executive Assistant                            **
IT                      101501   **   7/13/1998   9/15/1999   Programmer/Analyst                             **
IT                      101501   **   3/30/2001   3/30/2001   Systems Administrator                          **
IT                      101501   **   5/10/1999   6/12/2000   Network Technician                             **
IT                      101501   **   2/24/1997   6/21/1999   Network Support Coordinator                    **
IT                      101501   **   7/11/1999   2/22/2002   Director Applications                          **
IT                      101501   **   9/15/2003   9/15/2003   Director of Business Integration               **
IT                      101501   **   6/15/1998   2/22/2002   Lead Analyst                                   **
IT                      101501   **   12/31/2001  12/31/2001  Microsystems Specialist                        **
IT                      101501   **   1/28/2002   1/28/2002   Web Architect                                  **
IT                      101501   **   10/26/2001  2/18/2002   Web Architect                                  **
IT                      101501   **   9/23/2002   9/23/2002   IT Operations Manager                          **
IT                      101501   **   10/9/2000   1/6/2003    Manager - IT Web Development                   **
IT                      101501   **   10/16/2000  2/22/2002   Programmer/Analyst                             **
Resource Planning       101703   **   12/18/2000  11/24/2002  Expeditor                                      **
Resource Planning       101703   **   3/16/1998   2/9/2001    Resource Planning Analyst                      **
Resource Planning       101703   **   8/25/1997   12/9/2002   Resource Planning Analyst                      **
Resource Planning       101703   **   11/8/1999   1/20/2003   Sr Manager of Tech & Resource Solutions        **
Resource Planning       101703   **   12/17/2001  10/14/2002  Resource Planning Analyst                      **
Resource Planning       101703   **   11/8/1999   2/12/2001   Resource Planning Analyst                      **
Telesales Support       101801   **   7/29/2002   1/2/2004    Telesales Representative                       **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Telesales Support       101801   **   3/3/2003    3/3/2003    Workforce Coordinator                          **
Telesales Support       101801   **   3/10/2003   1/2/2004    Telesales Representative                       **
Telesales Support       101801   **   3/10/2003   1/2/2004    Telesales Representative                       **
Telesales Support       101801   **   3/10/2003   1/2/2004    Telesales Representative                       **

                     BRIGHTPOINT INDIANAPOLIS EMPLOYEE LIST


                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Facility Cost           108361   **   11/20/2000  2/20/2004   Process Analyst                                **
Facility Cost           108361   **   2/10/1997   3/1/2001    Sr. Director General Manager                   **
Shipping                108362   **   9/17/2001   1/5/2004    Material Handler                               **
Shipping                108362   **   5/24/1999   1/5/2004    Cargo Specialist-TL                            **
Shipping                108362   **   3/17/1997   10/15/2001  Operations Manager                             **
Receiving & Putaway     108363   **   9/25/2000   2/20/2004   Receiving TL                                   **
Receiving & Putaway     108363   **   6/19/2000   1/5/2004    Receiving Specialist                           **
Receiving & Putaway     108363   **   2/3/2003    2/20/2004   Warehouse Specialist                           **
Receiving & Putaway     108363   **   10/18/1999  1/20/2004   Operations Supervisor                          **
Receiving & Putaway     108363   **   2/3/1999    9/20/1999   Receiving Specialist                           **
BSS Fulfillment         108363   **   11/12/2001  2/20/2004   Warehouse Specialist                           **
Returns                 108366   **   5/1/2000    11/24/2003  Returns Qualifier                              **
Returns                 108366   **   2/22/1999   2/20/2004   Material Handler                               **
Returns                 108366   **   8/27/2001   1/5/2004    Warehouse Specialist                           **
Inventory Control       108367   **   2/8/1999    2/20/2004   Invent Ctrl - TL                               **
Inventory Control       108367   **   6/19/2000   2/20/2004   Material Handler                               **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Inventory Control       108367   **   10/2/2000   2/20/2004   Material Handler                               **
Inventory Control       108367   **   5/26/1998   1/5/2004    Invent Ctrl - TL                               **
Inventory Control       108367   **   2/3/2003    2/21/2004   Warehouse Specialist                           **
Quality Control         108368   **   1/24/2000   7/7/2002    Quality Control Inspector                      **
Quality Control         108368   **   1/24/2000   1/5/2004    Quality Control Inspector                      **
Quality Control         108368   **   6/5/2000    7/1/2002    Quality Control Inspector                      **
Quality Control         108368   **   1/26/1998   1/5/2004    Quality Control Inspector                      **
Quality Control         108368   **   1/8/2001    1/5/2004    Quality Control Inspector                      **
Kitting                 108369   **   1/27/2003   2/20/2004   Warehouse Specialist                           **
Kitting                 108369   **   2/3/2003    2/20/2004   Warehouse Specialist                           **
Warehouse               108369   **   6/19/2000   1/7/2002    Receiving Specialist                           **
BSS Fulfillment         108394   **   4/28/2003   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   10/23/2000  2/21/2004   Material Handler                               **
BSS Fulfillment         108394   **   9/17/2001   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   5/27/2003   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   11/22/1999  2/20/2004   Material Handler                               **
BSS Fulfillment         108394   **   5/27/2003   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   12/2/2002   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   6/11/2001   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   12/10/2001  2/20/2004   Warehouse Specialist                           **
Material Handler        108394   **   2/15/1999   1/6/2004    Material Handler-TL                            **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
BSS Fulfillment         108394   **   8/28/2000   2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   11/20/2000  2/20/2004   Warehouse Specialist                           **
BSS Fulfillment         108394   **   2/3/2003    2/20/2004   Warehouse Specialist                           **

BRIGHTPOINT ACTIVATION SERVICE EMPLOYEES LOCATED IN VARIOUS LOCATIONS

Channel Development     101115   **   7/8/2002    1/1/2004    Regional Manager Southeast                     **
Channel Development     101115   **   6/9/2003    6/9/2003    Regional Channel Development Rep               **
Channel Development     101115   **   10/29/2002  11/25/2003  Channel Development Regional Manager           **
Channel Development     101115   **   10/29/2002  2/21/2004   Regional Sales Representative                  **
Channel Development     101115   **   7/7/2003    7/7/2003    Regional Manager Northeast                     **
Channel Development     101115   **   12/8/2003   12/8/2003   Regional Channel Development Rep               **
Channel Development     101115   **   3/3/2003    3/3/2003    Regional Channel Development Rep               **
Channel Development     101115   **   7/5/2000    6/10/2002   Supervisor Channel Development                 **
Channel Development     101115   **   9/15/2003   9/15/2003   Channel Development Field Representative       **
Channel Development     101115   **   5/29/2001   8/31/2002   Account Representative                         **
Channel Development     101115   **   10/15/2001  10/1/2002   Account Representative                         **
Channel Development     101115   **   7/8/2002    2/21/2004   Regional Channel Development Rep               **
Channel Development     101115   **   8/11/2003   2/21/2004   Regional Channel Development Rep               **
Channel Development     101115   **   7/7/2003    7/7/2003    Regional Channel Dvlpmt Manager                **
Channel Development     101115   **   10/27/2003  10/27/2003  Regional Channel Development Rep               **
Channel Development     101115   **   10/29/2002  10/29/2002  Regional Channel Development Rep               **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Channel Development     101115   **   12/15/2003  12/15/2003  Regional Channel Development Rep               **
Channel Development     101115   **   9/29/2003   9/29/2003   Regional Channel Development Rep               **
Channel Development     101115   **   1/29/2001   9/1/2003    Channel Development Field Representative       **
Channel Development     101115   **   12/2/2003   12/2/2003   Regional Sales Representative                  **
Channel Development     101115   **   3/2/1998    2/1/2004    Sale Operation Manager                         **
Channel Development     101115   **   7/8/2002    7/8/2002    Regional Channel Development Rep               **
Channel Development     101115   **   9/29/2003   9/29/2003   Regional Manager West                          **
Channel Development     101115   **   12/8/2003   12/8/2003   Regional Sales Representative                  **
Channel Development     101115   **   2/12/2002   1/2/2004    Regional Channel Development Rep               **
Channel Development     101115   **   10/29/2002  10/29/2002  Regional Channel Development Rep               **
Channel Development     101115   **   12/2/2003   2/21/2004   Regional Channel Development Rep               **
Channel Development     101115   **   8/27/2001   1/3/2004    Regional Manager South Central                 **
Channel Development     101115   **   8/27/2001   10/27/2002  Regional Channel Dvlpmt Manager                **
Channel Development     101115   **   10/29/2002  10/29/2002  Regional Channel Development Rep               **
Channel Development     101115   **   6/9/2003    6/9/2003    Supervisor Channel Development                 **
Channel Development     101115   **   1/20/2003   2/21/2004   Regional Channel Development Rep               **
Channel Development     101115   **   1/12/2004   2/21/2004   Regional Sales Representative                  **
Channel Development     101115   **   5/12/2003   5/12/2003   Regional Channel Dvlpmt Manager                **
Channel Development     101115   **   11/17/2003  11/17/2003  Channel Development Field Representative       **
Channel Development     101115   **   7/7/2003    2/21/2004   Regional Channel Development Rep               **

                                         HIRE     APPT START
        DEPT             DEPT.  NAME     DATE         DATE                        TITLE                 REPORTS TO
----------------------  ------  ----  ----------  ----------  ----------------------------------------  ----------
Channel Development     101115   **   10/25/1999  7/7/2002    CSR                                            **
Channel Development     101115   **   7/8/2002    7/8/2002    Regional Channel Development Rep               **
Channel Development     101115   **   7/22/1996   6/9/2002    Regional Channel Dvlpmt Manager                **
Channel Development     101115   **   1/2/2001    8/4/2003    Supervisor - Channel Dev. & Services           **
Channel Development     101115   **   7/7/2003    7/7/2003    Regional Channel Development Rep               **
Channel Development     101115   **   4/21/2003   2/21/2004   Channel Development Field Representative       **


Last Updated on 3/1/2004 **

(g)   Summary of open employment matters:

1. Cricket Neal v. Brightpoint, Inc.; ICRC Complaint No. EMse01060355; EEOC Charge No. 24FA10298. This complaint was filed with the Indiana Civil Rights Commission ("ICRC") on June 22, 2001. Neal is a former employee of the Company. She alleges that the Company unlawfully terminated her employment on the basis of her sex. We filed a position statement with the ICRC on November 8, 2001. The ICRC recently contacted us to obtain information in this matter and we will be responding on behalf of the Company.

2. Byron Gee v. Brightpoint North America; EEOC Charge No. 240-2003-05950. This charge of race discrimination was filed with the EEOC on September 25, 2003, and was dismissed by the EEOC on December 18, 2003. Gee alleged that he was not compensated in the same manner as similarly-situated co-workers. Gee has until approximately March 18, 2004 to file a lawsuit against the Company under Title VII. We have not been notified of any such filing.

3.    Maurice Boler v. Brightpoint North America; EEOC Charge No.
      240-2003-00477. This charge of race, color, sex discrimination and retaliation was filed with the EEOC on or about October 20, 2003, and amended in December, 2003. Boler alleges that he was harassed and treated different than white employees. He claims that the Company applied disciplinary rules against him that were not applied against non-minorities. The EEOC is investigating this matter.

4. Derrick Thomas v. Brightpoint North America; EEOC Charge No. 240-2004-00365. This charge of race, color, sex discrimination and retaliation was filed with the EEOC on or about October 20, 2003, and amended in December of 2003. Thomas alleges that he has not been treated in the same manner as similarly-situated co-workers. He also alleges discrimination in assignment of overtime, vacation pay, and in compensation. The EEOC is investigating this matter.

5. Ward Witte v. Brightpoint North America. Ward Witte was terminated by the Company in November, 2003, from a commissioned sales position, as part of a general reduction in force that affected the Company's Indianapolis and Reno offices. The Company received a letter from Witte's attorney on November 13, 2003, alleging that Witte was terminated for inappropriate reasons. However, there is no assertion in the letter that the termination was unlawful. Witte has demanded a payment of $11,520 in exchange for the separation and release agreement offered to him when he was terminated. We are not aware of the filing of any legal action in this matter.

6. John Jenkins v. Brightpoint North America; EEOC Charge No. 240-2004-00977. This charge of sex discrimination was filed with the EEOC on November 3, 2003. Jenkins alleges that he applied for a Quality Control position and was not selected. He states that he believes he has been discriminated against due to his sex because there are no male employees in the job he seeks and because he trained the individual who was selected for the position he wanted. The EEOC is investigating this matter.

7. April Moore v. Brightpoint North America; EEOC Charge No. 240-2004-00223. This charge of race and disability discrimination and retaliation was filed with the EEOC on December 2, 2003. Moore alleges that during her employment she was subject to a hostile environment. She states that she was terminated by the Company on October 6, 2003 and that this action was discriminatory and retaliatory. The EEOC is investigating this matter.

8. Kaye Jones v. Brightpoint North America; EEOC Charge No. 240-2004-03671. This charge of race discrimination and retaliation was filed with the EEOC on February 27, 2004. Jones alleges that she was terminated after she met with a Human Resources representative to complain about race discrimination. The EEOC is investigating this matter.

                             DISCLOSURE SCHEDULE 3.8
                               TO CREDIT AGREEMENT

    Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness

1.    BRIGHTPOINT NORTH AMERICA, INC.

Authorized:  1,000 shares
Issued and Outstanding shares: 100 shares Brightpoint, Inc.


2.    BRIGHTPOINT INTERNATIONAL LTD.

Authorized:  2,000 shares
Issued and Outstanding shares: 400 shares Brightpoint, Inc.


3.    WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

Authorized:  3,000
Issued and Outstanding: 100 Shares Brightpoint, Inc.


4.    WIRELESS FULFILLMENT SERVICES LLC

Wireless Fulfillment Services Holdings, Inc. Interest: 99%
Brightpoint International Ltd. Interest: 1%


5.       BRIGHTPOINT NORTH AMERICA L.P.

General Partnership Interest held by Brightpoint North America, Inc.: 1% Limited Partnership Interest held by Brightpoint, Inc.: 99%

6.       BRIGHTPOINT ACTIVATION SERVICES LLC

Limited Liability Membership Interest held by Brightpoint North America L.P.:
100%

                            DISCLOSURE SCHEDULE 3.11
                               TO CREDIT AGREEMENT

                                      Taxes

      BPI has contested in good faith the assessment by the State of Indiana of Indiana Sales/Use Tax in the amount of $86,449.53, plus interest of $9,686.61 and a penalty in the amount of $8,644.95, for the tax years 1996, 1997 and 1998. Adequate reserves have been established by Brightpoint in accordance with GAAP.

      BPI has agreed with the IRS to extend the statute of limitations for tax periods ending December 31, 1999, December 31, 2000, and December 31, 2001, in each case, through December 31, 2005.

                            DISCLOSURE SCHEDULE 3.12
                               TO CREDIT AGREEMENT

                                      ERISA

         (a)(1) - ERISA Affiliates

Brightpoint Holdings B.V.                    Brightpoint Unit Trust                    Eurocom Systems, S.A.
Brightpoint North America, Inc.              Brightpoint New Zealand Limited           Mega-Hertz SARL

Brightpoint International Ltd.               Brightpoint Australasia Pty.              Autocom SARL
                                             Limited
Brightpoint Latin America, Inc.              Brightpoint Philippines, Inc.             Brightpoint Zimbabwe (Private)
                                                                                       Limited
Wireless Fulfillment Services                Brightpoint Taiwan Limited                Brightpoint (South Africa)
Holdings, Inc.                                                                         (Proprietary) Limited
Brightpoint North America L.P.               Brightpoint EMA B.V.                      Brightpoint (UK) Limited
Brightpoint do Brasil Ltda.                  Brightpoint France (SARL)                 Ericsson Alliance Proprietary
                                                                                       Limited

Brightpoint de Venezuela C.A.                Brightpoint Sweden AB                     Brightpoint GmbH
Brightpoint de Mexico, S.A.                  Brightpoint Slovakia S.R.O.               Brightpoint Norway
de C.V.
Brightpoint Solutions de Mexico,             Brightpoint EMA Limited                   Axess Communication
 S.A. de C.V.                                                                           Sp. z. o.o.
Brightpoint B.V.                             Brightpoint Germany GmbH                  Brightpoint Asia Limited
Brightpoint de Colombia, Inc.                Brightpoint Netherlands Holdings          Brightpoint Taiwan
                                              B.V.

Brightpoint International Holdings           Brightpoint (Private) Limited             Brightpoint International
B.V.                                                                                   (Asia Pacific) Pte. Ltd.
Brightpoint India Private Limited            Winning Land Company Limited              Advanced Portable Technologies
                                                                                       Pty Ltd

Wireless Fulfillment Services                Brightpoint Australia Pty Ltd             Brightpoint Activation Services
LLC                                                                                    LLC



(a)(ii) - ERISA Pension and Retiree Welfare Plans

      Brightpoint, Inc. 401(k) Plan

                            DISCLOSURE SCHEDULE 3.13
                               TO CREDIT AGREEMENT

                                   Litigation

      None, save and except as to matters disclosed on Disclosure Schedule 3.7.

                            DISCLOSURE SCHEDULE 3.15
                               TO CREDIT AGREEMENT

                              Intellectual Property

The Borrowers either own or have the rights to use all the following Intellectual Property:

                                                                 COUNTRY       SERIAL #   REGISTRATION #     ISSUED
                                                                 -------       --------   --------------     ------
Title

BRIGHTLINK                                                          U.S.      74/711,577   2,095,698          9/9/97
BRIGHTPOINT                                                         U.S.      75/591,726   2,353,363         5/30/00
BRIGHTPOINT & DESIGN                                                U.S.      75/182,057   2,170,782          7/7/98
BRIGHTPOINT DIRECT                                                  U.S.      76/184,944
BRIGHTPOINT ONLINE                                                  U.S.      76/185,967   2,729,911         6/24/03
ECLIPSE LOGO                                                        U.S.      75/354,459   2,247,244         5/25/99
WIRELESS COMMUNICATION PRODUCT FULFILLMENT SYSTEM                   U.S.      08/871,873   6,029,143         2/22/00
                                                                                           PATENT

WIRELESS COMMUNICATION PRODUCT FULFILLMENT SYSTEM                   U.S.      09/483,714   6,393,408         5/21/02
                                                                                           PATENT

BRIGHTPOINT CREATIVE WIRELESS DISTRIBUTION CUSTOMER COMMITMENT      U.S.      78/373,845   2/24/2004
CUSTOMIZED SERVICES
BRIGHTPOINT CREATIVE WIRELESS DISTRIBUTION CUSTOMER COMMITMENT      U.S       78/368,830   2/17/2004
CUSTOMIZED SERVICES
BRIGHTPOINT YOUR SUCCESS IS OUR BUSINESS and Design                 U.S.      78/372,846   2/24/2004
BRIGHTPOINT YOUR SUCCESS IS OUR BUSINESS                            U.S.      78/368,682   2/16/2004


On June 6, 2003, BPI filed the Trademark/Service Mark Applications listed below, and BPI has given BAS the right to use such marks.

Title                                                       COUNTRY         SERIAL #
-----                                                       -------         --------
ACCESSPOINT A BRIGHTPOINT DEALER NETWORK                       U.S.       78/259,403
(stylized or with design)
ACCESSPOINT                                                    U.S.       78/260,049


Brightpoint Holdings and Wireless Holdings do not own or use any Intellectual Property.

                            DISCLOSURE SCHEDULE 3.17
                               TO CREDIT AGREEMENT

                              Environmental Matters

None.

                            DISCLOSURE SCHEDULE 3.18
                               TO CREDIT AGREEMENT

                                    Insurance

See attached.

** Portions of this document indicated by ** have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information


                                  SCHEDULE 3.18

                                    INSURANCE

         BRIGHTPOINT NORTH AMERICA SCHEDULE OF INSURANCE POLICIES 3/1/04

POLICY                                  TERM             LIMITS       DEDUCTIBLE     POLICY NUMBER         INSURER
Boiler & Machinery                08/01/03-08/01/04        **             **               **                **
California Earthquake             04/23/03-04/23/04        **             **               **                **
California Workers Comp           08/01/03-08/01/04        **             **               **                **
Crime                             08/01/03-08/01/04        **             **               **                **
Domestic Auto Liability           08/01/03-08/01/04        **             **               **                **
Domestic Liability                08/01/03-08/01/04        **             **               **                **
Domestic Workers Comp             08/01/03-08/01/04        **             **               **                **
Employment Practices Liab.        08/01/03-08/01/04        **             **               **                **
Fiduciary Liability               08/01/03-08/01/04        **             **               **                **
Foreign Liability                 08/01/03-08/01/04        **             **               **                **
Foreign Terrorism                 08/01/03-08/01/04        **             **               **                **
Kidnap & Ransom                   08/01/03-08/01/06        **             **               **                **
Nevada Earthquake                 08/01/03-08/01/04        **             **               **                **
Professional Liability            08/31/03-08/31/04        **             **               **                **
Property                          08/01/03-08/01/04        **             **               **                **
Transportation                    11/30/03-11/30/04        **             **               **                **
Travel Health & Accident          08/01/03-08/01/04        **             **               **                **
Umbrella Liability                08/01/03-08/01/04        **             **               **                **
**

NOTE: THE POLICIES REFERENCED ABOVE ARE SHOWN WITH BASE LIMITS AND DEDUCTIBLES. SUBLIMITS MAY BE CONTAINED

WITHIN THESE POLICIES FOR SPECIFIC PORTIONS OF THE COVERAGE. SUMMARIZES OF THE FOREGOING POLICIES HAVE BEEN PROVIDED TO AGENT.

** Portions of this document indicated by ** have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information


                            DISCLOSURE SCHEDULE 3.19
                               TO CREDIT AGREEMENT

                         Deposit & Disbursement Accounts

BRIGHTPOINT NORTH AMERICA L.P.

National City Bank of Indiana

**       **
**       **
**       **
**       **
**       **
**       **
**       **
**       **


LaSalle Bank - Chicago

**       **


WIRELESS FULFILLMENT SERVICES LLC

National City Bank of Indiana

**       **
**       **
**       **
**       **
**       **
**       **
**       **


Contacts

    **                                      **

                            DISCLOSURE SCHEDULE 3.20
                               TO CREDIT AGREEMENT

                              Government Contracts

      Wireless sells wireless communications devices accessories to Government Authorities from time to time in the ordinary course of its business.

                            DISCLOSURE SCHEDULE 3.22
                               TO CREDIT AGREEMENT

                         Agreements and Other Documents

The following supply and purchase agreements are not terminable by the applicable Loan Party within 60 days prior written notice and involve transactions in excess of $5,000,000 per annum (excepting only contracts pursuant to which handsets and/or accessories are purchased in the ordinary course of business by customers from any Loan Party or its Affiliates):


SUPPLIER NAME
LESSOR/VENDOR                       SUPPLIER CONTRACT
    NAME                              DESCRIPTION

Alltel Customer Fulfillment Service Agreement by and between ALLTEL Communications, Inc. and Brightpoint, dated as of July 13, 2001, as amended by that certain First Amendment to Customer Fulfillment Services Agreement dated June 23, 2003 and Second Amendment to Customer Fulfillment Services Agreement dated October 13, 2003.

Sony Ericsson     Standard Distribution Agreement by and between Sony Ericsson
                  Mobile Communications (USA) Inc. and Brightpoint, dated June 1, 2002.

Kyocera Supply Agreement by and between Kyocera Wireless Corp. and Brightpoint, dated as of September 4, 2001, as amended by that certain First Amendment to Supply Agreement dated November 15, 2001, Second Amendment to Supply Agreement dated April 29, 2002 and Third Amendment to Supply Agreement dated September 5, 2003.

Nokia             Distributor Agreement by and between Nokia Mobile Phones, Inc.
                  and Brightpoint, as assignee of Brightpoint, Inc., dated as of December 22, 1999, as amended by that certain Amendment No. 1 to Distribution Agreement dated December 19, 2002 and Second Amendment to Distribution Agreement dated December 27, 2003.

                             DISCLOSURE SCHEDULE 5.1
                               TO CREDIT AGREEMENT

                Maintenance of Existence and Conduct of Business

Brightpoint transacts business under the following corporate and trade names:

            -     Brightpoint North America L.P.

            -     Brightpoint North America

            -     Brightpoint

Brightpoint Holdings transacts business under the following corporate name:

            -     Brightpoint North America, Inc.

Brightpoint International transacts business under the following corporate name:

            -     Brightpoint International Ltd.

Wireless transacts business under the following corporate and trade names:

            -     Wireless Fulfillment Services LLC

            -     Wireless Stockroom, Inc.

            -     Wireless Stockroom

            -     TracFone Wireless Accessories

            -     Alltel

            -     Sprint PCS Accessories Hotline

            -     Nextel Nextday Accessories

            -     STi Mobile

            -     Nextel Communications

Wireless Holdings transacts business under the following corporate and trade names:

                  -     Wireless Fulfillment Services Holdings, Inc.

                  -     Brightpoint Subscriber Services

BAS transacts business under the following names:

                  -     Brightpoint Activation Services LLC

                  -     Brightpoint Activation Services

                  -     Accesspoint a Brightpoint Dealer Network

** Portions of this document indicated by ** have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment of such omitted information


                             DISCLOSURE SCHEDULE 6.3
                               TO CREDIT AGREEMENT

                                  Indebtedness

Existing Indebtedness includes:


I.    Standby letter of credit -            **              **
      Standby letter of credit -            **              **
                                                            --

                        Total                               **


II.   Any Indebtedness secured by any of the Liens identified on Disclosure
      Schedule 6.7 (except with respect to those Liens identified on Disclosure
      Schedule 6.7 as already terminated or as being terminated on the Restatement Date).

                           DISCLOSURE SCHEDULE 6.4(A)
                               TO CREDIT AGREEMENT

                    EMPLOYEE LOAN AND AFFILIATE TRANSACTIONS

                                                                        Wireless
                                                      Brightpoint      Fulfillment       Eliminations      Consolidation
                                                      -----------      -----------       ------------      -------------

Intercompany receivable - BPI                         $ 18,605,727     $         --      ($ 8,854,438)     $  9,751,289

Intercompany receivable - Wireless                    $  7,278,479     $         --      ($ 7,278,479)     $         --

Intercompany payable - Brightpoint                    $         --     ($ 7,278,479)     $  7,278,479      $         --

Long-term intercompany receivable (payable) - BPI     $ 76,882,948     $    455,144      ($28,595,920)     $ 48,742,172
                                                      ------------     ------------      ------------      ------------

Total intercompany receivable - BPI                   $102,767,154     ($ 6,823,335)     ($37,450,358)     $ 58,493,461

                             DISCLOSURE SCHEDULE 6.7
                               TO CREDIT AGREEMENT

                                      Liens

The following is a list of Liens on record as of the Closing Date.

I.    The standby letters of credit disclosed in Schedule 6.3

II.

                                                              TYPE OF
       DEBTOR                 SECURED PARTY                    FILING   LOCATION                 COLLATERAL
       ------                 -------------                    ------   --------                 ----------
1.     BRIGHTPOINT, INC.      CIT Communications Finance       UCC      Delaware -               Leased equipment
                              Corporation                               Secretary of State

2.     Brightpoint, Inc.      Bank One, NA                     UCC      Delaware -               Certificate of
                                                                        Secretary of State       deposit accounts
                                                                                                 080-006-1408305 &
                                                                                                 080-006-1408306
3.     Brightpoint, Inc.      CIT Communications Finance       UCC      Delaware -               Leased equipment
                              Corporation                               Secretary of State
4.     Brightpoint, Inc.      Dell Financial Services, L.P.    UCC      Delaware -               Leased computer
                                                                        Secretary of State       equipment
5.     Brightpoint, Inc.      Konica Business Machines         UCC      Indiana -                Copier
                                                                        Secretary of State
6.     Brightpoint, Inc.      Conseco Finance Vendor           UCC      Indiana -                2 Copiers
                              Services Corporation                      Secretary of State
7.     Brightpoint, Inc.      Hewlett-Packard Company          UCC      Indiana -                Leased equipment
                              Finance & Remarketing Division            Secretary of State
8.     Brightpoint, Inc.      Nextel Finance Company           UCC      Indiana -                Precautionary/non-security
                                                                        Secretary of State       interest bailment
                                                                                                 of handsets and
                                                                                                 accessories

9.     Brightpoint, Inc.      Hewlett-Packard Company          UCC      Indiana -                Leased equipment
                              Finance & Remarketing Division            Secretary of State

                                                              TYPE OF
       DEBTOR                 SECURED PARTY                    FILING   LOCATION                 COLLATERAL
       ------                 -------------                    ------   --------                 ----------
10.    Brightpoint, Inc.      Newcourt Communications          UCC      Indiana -                Leased equipment
                              Finance Corporation                       Secretary of State
11.    Brightpoint, Inc.      Tokyo Leasing (USA) Inc.         UCC      Indiana -                Specific equipment
                                                                        Secretary of State
12.    Brightpoint, Inc.      Agilent Technologies Finance &   UCC      Indiana -                Leased equipment
                              Remarketing Division                      Secretary of State
13.    Brightpoint, Inc.      Agilent Technologies Finance &   UCC      Indiana -                Leased equipment
                              Remarketing Division                      Secretary of State
14.    Brightpoint, Inc.      Agilent Technologies Finance &   UCC      Indiana -                Leased equipment
                              Remarketing Division                      Secretary of State
       Brightpoint, Inc.      State of Indiana                 Tax      Marion County,           State tax lien
                                                                        Indiana                  for $1,415.00

15.    BRIGHTPOINT NORTH      Raymond Leasing Corporation      UCC      Delaware -               Specific equipment
       AMERICA L.P.                                                     Secretary of State
16.    Brightpoint North      Raymond Leasing Corporation      UCC      Delaware -               Specific equipment
       America L.P.                                                     Secretary of State
17.    Brightpoint North      Associated Materials Handling    UCC      Indiana -                Specific equipment
       America L.P.           Industries, Inc.                          Secretary of State

18.    Brightpoint North      Bankers/Softech Division of      UCC      Indiana -                Sun Server
       America L.P.           EAB Leasing Corp.                         Secretary of State       Equipment

19.    Brightpoint North      Konica Business Machines         UCC      Nevada - Secretary       Copier
       America LP                                                       of State
20.    Brightpoint North      Konica Business Machines         Fixture  Washoe County,           Copier
       America LP                                                       Nevada

21.    BRIGHTPOINT NORTH      Bankers/Softech Division of      UCC      Indiana -                Precautionary
       AMERICA, INC.          EAB Leasing Corp.                         Secretary of State       filing against
                                                                                                 leased equipment

                                                              TYPE OF
       DEBTOR                 SECURED PARTY                    FILING   LOCATION                 COLLATERAL
       ------                 -------------                    ------   --------                 ----------
22.    Brightpoint North      Bankers/Softech Division of      UCC      Indiana -                Computer Software
       America, Inc.          EAB Leasing Corp.                         Secretary of State
23.    Brightpoint North      Nextel Finance Company           UCC      Nevada - Secretary       Precautionary/non-security
       America, Inc.                                                    of State                 interest bailment
                                                                                                 of handsets and
                                                                                                 accessories

24.    WIRELESS FULFILLMENT   Nextel of California, Inc.       UCC      California -             Precautionary/non-security
       SERVICES LLC                                                     Secretary of State       interest bailment
                                                                                                 of handsets and
                                                                                                 accessories

25.    Wireless Fulfillment   CIT Communications Finance       UCC      California -             Leased equipment
       Services LLC           Corporation                               Secretary of State
26.    Wireless Fulfillment   CIT Communications Finance       UCC      California -             Leased equipment
       Services LLC           Corporation                               Secretary of State
27.    Wireless Fulfillment   CIT Communications Finance       UCC      California -             Leased equipment
       Services LLC           Corporation                               Secretary of State